SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                      of 1934 (Amendment No.______)

Filed by the Registrant [X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


The Shawmut Funds
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ]  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[X ]  Fee paid previously with preliminary proxy materials.






[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         _______________________________________________________________

      2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________

      3) Filing Party:
         _______________________________________________________________

      4) Date Filed:
         _______________________________________________________________

                            September 28, 1995

Dear Shawmut Fund Shareholder:

  The Board of Trustees of The Shawmut Funds has called a special shareholder meeting to consider a proposal that could expand the services available to shareholders. At this meeting, shareholders will be asked to approve a proposal to combine The Shawmut Funds with The Galaxy Fund--a $5.89 billion mutual fund complex managed by Fleet Investment Advisors Inc.

  In light of the pending merger of Shawmut National Corporation with Fleet Financial Group, Inc., and after careful review of the merits of the proposal, the Board of Trustees has determined that the reorganization is in the best interest of The Shawmut Funds and its shareholders.

  To move forward, however, a majority of the shareholders of The Shawmut Funds must first vote in favor of the transaction. Accordingly, enclosed you will find a proxy card for the upcoming shareholder meeting scheduled to be held on October 30, 1995. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE YOUR VOTE IS COUNTED AT THE MEETING.

  The Shawmut Fund Board of Trustees unanimously endorses the proposed reorganization that is discussed in detail in the combined proxy statement and fund prospectus which are enclosed. The consolidation of the Shawmut and Galaxy Funds may benefit shareholders in two key ways:

  1. Shareholders will now be able to choose from a broad array of investment portfolios.

  2. We anticipate that as of the reorganization date your expense ratios may be lower in several funds.

  The target date to reorganize The Shawmut Funds into The Galaxy Fund, pending shareholder approval, is November 6, 1995. In connection with the reorganization, you should know the following:

  . Trust and institutional shareholders will be able to continue to invest on a no-load basis.

  . The reorganization will be a tax-free event and will not involve additional costs for shareholders.

  . Shawmut portfolios will be combined into comparable Galaxy portfolios with similar investment objectives and policies. Four of the Shawmut Fund portfolios--Shawmut Growth and Income Equity Fund, Shawmut Small Capitalization Equity Fund and the Shawmut Massachusetts and Connecticut Municipal Money Market Funds--will be reorganized into newly created portfolios within The Galaxy Fund.

  . The value of your investment will not change solely as a result of the reorganization.

  The enclosed materials should provide you with the necessary details to make an informed decision about the proposal. If you have further questions about the reorganization, please call your account officer at Shawmut Bank.

  We are truly excited about the reorganization and the potential benefits it provides to current trust and institutional shareholders who invest with The Shawmut Funds. Hopefully, you will agree by voting "yes" and returning your proxy card as soon as possible.

Sincerely,

Edward C. Gonzales

President, The Shawmut Funds

                            September 28, 1995

Dear Shawmut Fund Shareholder:

  On August 22, 1995, The Board of Trustees of The Shawmut Funds met to consider and approve a proposal for reorganizing The Shawmut Funds with The Galaxy Fund, a family of mutual funds managed by Fleet Investment Advisors Inc. In light of the pending merger of Shawmut National Corporation with Fleet Financial Group, Inc., and after careful review of the merits of the proposal, the Board of Trustees of The Shawmut Funds has determined that the reorganization is in the best interest of The Shawmut Funds and their shareholders.

  Specifically, by combining The Shawmut and Galaxy Funds, shareholders will be able to invest in a wider array of mutual fund portfolios and benefit from new shareholder services. Also, combining the assets of the two Fund families could result in a more efficient mutual fund operation and potentially lower expense ratios for Fund shareholders.

                    IMPORTANT--IT CAN'T HAPPEN WITHOUT YOU!

  While the Shawmut Fund Board of Trustees unanimously endorses the proposed reorganization, the ultimate decision rests with you, the shareholder. For the reorganization to move forward, a majority of The Shawmut Fund shareholders must approve the transaction. The benefits of a Shawmut Fund/Galaxy Fund reorganization are described in the proxy statement and summarized below.

  If you wish to be a part of the advantages gained through a consolidation of these two fund families, please vote "yes" on the enclosed proxy. The proxy should then be signed and returned as soon as possible in the postage paid envelope we have provided. This will assure that your shares will be represented at the shareholder meeting scheduled for October 30, 1995.

            CHOOSE FROM 29 FUNDS TO MEET ALL YOUR INVESTMENT NEEDS

  If you approve the Fund reorganization, you will have the flexibility to invest in 29 different investment portfolios. For instance, you'll be able to span the investment world with the Galaxy International Equity Fund. Diversify your investments easily with the Galaxy Asset Allocation Fund. Put the power of indexing to work for you with the Galaxy Large Company Index Fund. Or continue to invest in the widely popular Shawmut Growth and Income Equity Fund, which will continue operations as a Galaxy portfolio. All these investment opportunities would be available to help you customize an investment mix that is right for your personal financial goals.

             ENJOY THE VERY BEST IN NEW SHAREHOLDER SERVICES

  Galaxy offers a host of shareholder services to make it easier for you to manage your investments. Through InvestConnect, Galaxy's audio response service, you can receive performance and account balance updates, any time of day or night, with a few simple key strokes on your telephone. Registered representatives are available to answer questions about your investments 24 hours a day, 7 days a week, through Galaxy's toll-free customer information center. And, as a Galaxy shareholder, you will automatically receive a free subscription to the Galaxy Observer, a quarterly magazine filled with investment news and ideas.

  To help track your investments, Galaxy will send you a monthly statement which summarizes the activity in each of your Galaxy accounts (Note: Shawmut Partnership and Target Savings Account customers will continue to receive their own monthly statement.) Galaxy also provides a special year-end statement, as well as a cost basis statement for those shareholders who make redemptions during the year.

REORGANIZATION PLAN IS DESIGNED TO ASSURE A SMOOTH TRANSITION FOR SHAWMUT FUND
                               SHAREHOLDERS

  The target date to reorganize The Shawmut Funds into The Galaxy Fund, pending shareholder approval, is November 6, 1995. In connection with the reorganization you should note the following:

  . 7 Shawmut Fund portfolios will be transferred into comparable Galaxy portfolios with similar investment objectives and policies. Four of the Shawmut Fund portfolios--Shawmut Growth and Income Equity Fund, Shawmut Small Capitalization Equity Fund, and the Shawmut Massachusetts and Connecticut Municipal Money Market Funds--will be reorganized into newly created portfolios within Galaxy.

  . The value of your investment will not change solely as a result of the reorganization.

  . The reorganization will be a tax-free event for Shawmut Fund shareholders and will not involve any sales charges, commissions, or transactions charges.

  . A welcome package, introducing you to the Galaxy Family of Mutual Funds and the various shareholder services offered by Galaxy, will be mailed to you in November.

                PLEASE FEEL FREE TO CALL IF YOU HAVE QUESTIONS

  To help you make an informed decision, we have sent you a combined proxy statement and fund prospectus. These materials describe the investment objectives of the various Galaxy Fund portfolios which will acquire The Shawmut Funds and provide more information about fund management fees and sales charges for the Galaxy Funds. Additional questions about The Galaxy Funds can be directed towards a registered representative at the Galaxy customer service center by calling 1-800-628-0414. If you have questions about the procedure for voting your fund shares or details concerning the reorganization, please call 1-800-SHAWMUT.

  We look forward to receiving your proxy soon.

Sincerely,

Edward C. Gonzales

President, The Shawmut Funds

P.S. We are confident the wider breadth of investment products and services resulting from a reorganization will help make it easier for Shawmut Fund shareholders to achieve their financial goals. Hopefully, you will agree by voting "yes" and returning your proxy card as soon as possible.

  THE SHAWMUT FUNDS 19th Floor 1001 Liberty Avenue Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To be held on October 30, 1995

To Shawmut Shareholders:

  NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders (the "Shareholders") of each class of The Shawmut Funds ("Shawmut") will be held at Federated Investors Tower, 1001 Liberty Avenue, 19th Floor, Pittsburgh, Pennsylvania 15222-3779 on October 30, 1995, at 2:00 p.m. Eastern Time for the following purposes:

  ITEM 1. With respect to each investment fund (a "Shawmut Fund") of Shawmut:

    To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets and liabilities of Shawmut's Growth Equity, Prime Money Market, Limited Term Income, Fixed Income, Intermediate Government Income, Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal Income Funds and the transfer of all the assets and liabilities of Shawmut's Growth and Income Equity, Small Capitalization Equity, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds to corresponding investment funds (the "Galaxy Funds") of The Galaxy Fund in exchange for shares of the Galaxy Funds; (b) the distribution of the Galaxy Funds' shares so received to shareholders of the Shawmut Funds; and (c) the termination under state law of Shawmut.

  ITEM 2. With respect to each Shawmut Fund:

    To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

  The proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. Appendix I to the Combined Proxy Statement/Prospectus is a copy of the Reorganization Agreement.

  Shareholders of record as of the close of business on August 30, 1995 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

  SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY SHAWMUT'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO SHAWMUT A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                                      John McGonigle

                                                        Secretary

September 28, 1995

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Summary...................................................................    1
  Proposed Reorganization.................................................    1
  Reasons for the Reorganization..........................................    1
  Federal Income Tax Consequences.........................................    1
  Overview of the Shawmut Funds and Galaxy Funds..........................    1
  Voting Information......................................................   21
  Risk Factors............................................................   22
Information Relating to the Proposed Reorganization.......................   24
  Description of the Reorganization Agreement.............................   24
  Capitalization..........................................................   27
  Federal Income Tax Consequences.........................................   29
Comparison of Investment Policies and Risk Factors........................   30
  Investment Policies and Risk Factors--Shawmut Growth Equity Fund
   and Galaxy Equity Growth Fund..........................................   30
  Investment Policies and Risk Factors--Shawmut Prime Money Market Fund
   and Galaxy Money Market Fund...........................................   31
  Investment Policies and Risk Factors--Shawmut Limited Term Income Fund
   and Galaxy Short-Term Bond Fund........................................   31
  Investment Policies and Risk Factors--Shawmut Fixed Income Fund
   and Galaxy Corporate Bond Fund.........................................   33
  Investment Policies and Risk Factors--Shawmut Intermediate Government
   Income Fund and Galaxy Intermediate Government Income Fund.............   33
  Investment Policies and Risk Factors--Shawmut Connecticut/Massachusetts
   Intermediate Municipal Income Funds and Galaxy
Connecticut/Massachusetts
   Municipal Bond Funds...................................................   34
  Investment Policies and Risks--General..................................   35
  Investment Limitations..................................................   37
  Purchase and Redemption Information, Exchange
   Privileges, Distribution and Pricing...................................   40
  Other Information.......................................................   44
Information Relating to Voting Matters....................................   46
  General Information.....................................................   46
  Shareholder and Board Approvals.........................................   46
  Appraisal Rights........................................................   48
  Quorum..................................................................   49
  Annual Meetings.........................................................   49
Additional Information about Galaxy.......................................   50
Additional Information about Shawmut......................................   52
Litigation................................................................   54
Financial Highlights......................................................   55
Financial Statements......................................................   73
Other Business............................................................   73
Shareholder Inquiries.....................................................   73
Appendix I--Agreement and Plan of Reorganization..........................  A-1
Appendix II--Portfolio Reviews--Galaxy Funds..............................  B-1

                      COMBINED PROXY STATEMENT/PROSPECTUS

                         DATED SEPTEMBER 28, 1995

                              THE SHAWMUT FUNDS
                          Federated Investors Tower
                                  19th Floor
                             1001 Liberty Avenue
                     Pittsburgh, Pennsylvania 15222-3779
                                (800)--SHAWMUT

                               THE GALAXY FUND
                              440 Lincoln Street
                     Worcester, Massachusetts 01605-1959
                                (800) 628-0414

  This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of The Shawmut Funds ("Shawmut") in connection with a Special Meeting (the "Meeting") of Shareholders (the "Shareholders") to be held on October 30, 1995 at 2:00 p.m. Eastern Time at Federated Investors Tower, 1001 Liberty Avenue, 19th Floor, Pittsburgh, Pennsylvania 15222-3779, at which Shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization dated September 19, 1995 (the "Reorganization Agreement") by and between Shawmut and The Galaxy Fund ("Galaxy").

  Shawmut and Galaxy are open-end, series, management investment companies. Shawmut Bank, N.A. currently provides investment advisory services to Shawmut. Fleet Investment Advisors Inc. ("Fleet") provides investment advisory services to Galaxy. In reviewing the proposed reorganization (the "Reorganization"), the Shawmut Board considered the pending merger between Shawmut National Corporation, the parent company of Shawmut Bank, N.A., and Fleet Financial Group, Inc.; the effect of such merger on Shawmut; the recommendation of Shawmut Bank, N.A. and Fleet with respect to the proposed consolidation of Shawmut and Galaxy; the fact that the reorganization would constitute a tax-free reorganization; and the fact that the interests of Shareholders would not be diluted as a result of the reorganization.

  The Reorganization Agreement provides that each of the following seven investment funds of Shawmut (collectively, the "Reorganizing Funds") will transfer substantially all its assets and known liabilities to the existing Galaxy investment fund (collectively, the "Existing Galaxy Funds") identified below opposite its name:

REORGANIZING FUNDS                          EXISTING GALAXY FUNDS
------------------                          ---------------------
Shawmut Growth Equity Fund                  Equity Growth Fund
Shawmut Prime Money Market Fund             Money Market Fund
Shawmut Limited Term Income Fund            Short-Term Bond Fund
Shawmut Fixed Income Fund                   Corporate Bond Fund
Shawmut Intermediate Government Income      Intermediate Government Income Fund
Fund
Shawmut Connecticut Intermediate Municipal  Connecticut Municipal Bond Fund
Income Fund
Shawmut Massachusetts Intermediate          Massachusetts Municipal Bond Fund
Municipal Income Fund

  The Reorganization Agreement also provides that each of the following four investment funds of Shawmut (collectively, the "Continuing Funds") will transfer all its assets and known liabilities to the newly-organized Galaxy investment fund (collectively, the "New Galaxy Funds") identified below opposite its name:

CONTINUING FUNDS                     NEW GALAXY FUNDS
----------------                     ----------------
Shawmut Growth and Income Equity     Growth and Income Fund
Fund
Shawmut Connecticut Municipal Money  Connecticut Municipal Money Market Fund
Market Fund
Shawmut Massachusetts Municipal      Massachusetts Municipal Money Market Fund
Money Market Fund
Shawmut Small Capitalization Equity  Small Cap Value Fund
Fund

  In exchange for the transfer of these assets and liabilities, Galaxy will simultaneously issue shares in each of the eleven Galaxy investment funds listed above (collectively, the "Galaxy Funds") to the corresponding Shawmut investment fund of the eleven listed above (collectively, the "Shawmut Funds").

  Most of the Shawmut Funds have two classes of shares outstanding, as do most of the Galaxy Funds (referred to as "series of shares" by the Galaxy Funds). Holders of each class of shares of a Shawmut Fund will receive the series of shares of the corresponding Galaxy Fund as set forth in the table on page 25 under "Information Relating to the Proposed Reorganization--Description of the Reorganization Agreement."

  The Shawmut Funds will then make a liquidating distribution of the Galaxy Funds' shares to the Shareholders of the Shawmut Funds, so that a holder of a class of shares in a Shawmut Fund at the Effective Time of the Reorganization (as hereinafter defined) will receive a series of Shares (as described herein) of the corresponding Galaxy Fund with the same aggregate net asset value as the Shareholder had in the Shawmut Fund immediately before the Reorganization. Following the Reorganization, Shawmut will be terminated under state law.

  The Existing Galaxy Funds currently are conducting investment operations as described in this Combined Proxy Statement/Prospectus. The New Galaxy Funds have recently been organized for the purpose of continuing the investment operations of the Shawmut Growth and Income Equity, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and Small Capitalization Equity Funds.

  This Combined Proxy Statement/Prospectus sets forth the information that a Shareholder of Shawmut should know before voting on the Reorganization Agreement (and related transactions), and should be retained for future reference. The Prospectuses relating to the shares of the Existing Galaxy Funds, which describe the operations of those Funds, accompany this Combined Proxy Statement/Prospectus. Additional information is set forth in the Statement of Additional Information relating to those Funds and this Combined Proxy Statement/Prospectus, which are dated March 1, 1995 (as revised June 12,
1995) and September 28, 1995, respectively, and in the Prospectuses and Combined Statements of Additional Information, dated December 31, 1994, relating to the Shawmut Funds. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge upon oral or written request by writing or calling either Shawmut or Galaxy at the respective addresses or telephone numbers indicated above. The information contained in the Prospectuses and Combined Statements of Additional Information, dated December 31, 1994, relating to the Shawmut Funds is incorporated herein by reference.

  This Combined Proxy Statement/Prospectus constitutes the Proxy Statement of Shawmut for the meeting of its Shareholders, and Galaxy's Prospectus for the shares of its Existing Galaxy Funds that have been registered with the SEC and are to be issued in connection with the Reorganization. Because the operations of the Continuing Funds will be carried on by the New Galaxy Funds, this Combined Proxy Statement/Prospectus does not constitute a prospectus for the shares that will be issued in the Reorganization with respect to the Continuing Funds.

  This Combined Proxy Statement/Prospectus is expected to first be sent to Shareholders on or about September 28, 1995.

THE SECURITIES OF THE GALAXY FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SHAWMUT OR GALAXY.

SHARES OF THE GALAXY FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE GALAXY FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE GALAXY FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE GALAXY FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT GALAXY'S MONEY MARKET FUND, CONNECTICUT MUNICIPAL MONEY MARKET FUND OR MASSACHUSETTS MUNICIPAL MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                    SUMMARY

  The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the related transactions, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of Shawmut and Galaxy, and the Reorganization Agreement attached to this Combined Proxy Statement/Prospectus as Appendix I. Shawmut's Annual Report to Shareholders and the most recent Semi-Annual Report to Shareholders may be obtained free of charge by calling 1-800-SHAWMUT or writing Federated Investors, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

  PROPOSED REORGANIZATION. Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, Shawmut's and Galaxy's Boards, including their members who are not "interested persons" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), have determined that the proposed Reorganization is in the best interests of Shawmut's and Galaxy's Shareholders, respectively, and that the interests of existing Shareholders of Shawmut and Galaxy, respectively, will not be diluted as a result of such Reorganization.

  The Cover Page and pages 2-24 hereof summarize the proposed Reorganization.

  REASONS FOR THE REORGANIZATION. The primary reason for the Reorganization is the pending merger between Shawmut National Corporation, the parent of Shawmut Bank, N.A. ("Shawmut Bank"), and Fleet Financial Group, Inc. If this merger is completed, the currently existing investment advisory contract between the Shawmut Funds and Shawmut Bank would be terminated. Given that fact, Shawmut Bank and Fleet have recommended that each of the Shawmut Funds be reorganized as described in this Combined Proxy Statement/Prospectus contemporaneously with or shortly after the proposed merger of the bank holding companies. In consideration of the possibility that the existing investment advisory contract would be terminated, and in consideration of the fact that the Reorganization will be tax-free and will not dilute the interests of Shawmut Shareholders, the Board of Trustees of Shawmut authorized the Agreement and Plan of Reorganization and has suggested approval of the Reorganization to Shareholders.

  FEDERAL INCOME TAX CONSEQUENCES. Shareholders of the Shawmut Funds will recognize no gain or loss for federal income tax purposes on their receipt of shares of the Galaxy Funds. Shareholders of the Galaxy Funds will have no tax consequence from the Reorganization. The Shawmut Funds will incur no federal tax liability as a result of the Reorganization, and the Galaxy Funds will recognize no gain or loss for federal tax purposes on their issuance of shares in the Reorganization. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

  OVERVIEW OF THE SHAWMUT FUNDS AND GALAXY FUNDS. There are no material differences between the investment objectives and policies of the Continuing Funds and the corresponding New Galaxy Funds. The investment objectives and policies of the Reorganizing Funds are similar to those of the corresponding Existing Galaxy Funds.

 Shawmut Growth Equity Fund and Galaxy Equity Growth Fund.

  The investment objectives of the Shawmut Growth Equity Fund and the Galaxy Equity Growth Fund are similar but not identical. The investment objective of the Shawmut Growth Equity Fund is to seek long-term capital appreciation by investing at least 65% of its assets in a diversified portfolio of growth-oriented equity securities, such as common stock and convertible securities, including securities convertible to common and preferred stock, convertible bonds or debentures, units of "usable" bonds (corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock) and warrants, or a combination of the features of several of these securities. The Galaxy Equity Growth Fund invests at least 75% of its total assets in common stock, preferred stock, common stock warrants and securities convertible to common stock, in addition to preferred and common stock warrants.

 Shawmut Prime Money Market Fund and Galaxy Money Market Fund.

  Both the Shawmut Prime Money Market Fund and the Galaxy Money Market Fund seek current income consistent with stability of principal and liquidity. Each Fund pursues its investment objective by investing in a variety of money market instruments that mature in (i) thirteen months or less in the case of the Shawmut Prime Money Market Fund and (ii) not in excess of one year, except for certain variable and floating rate instruments, and securities subject to repurchase agreements in certain cases, with respect to the Galaxy Money Market Fund.

 Shawmut Limited Term Income Fund and Galaxy Short-Term Bond Fund.

  The objective of the Shawmut Limited Term Income Fund is to seek current income consistent with low principal volatility and total return while the Galaxy Short-Term Bond Fund's objective is to seek a high level of current income consistent with preservation of capital. The Shawmut Limited Term Income Fund implements its objective by investing at least 65% of its total assets in U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities, domestic issues of corporate debt obligations having floating or fixed rates of interest, prime commercial paper, asset-backed securities, repurchase agreements and certain derivative instruments. The Galaxy Short-Term Bond Fund invests substantially all of its assets in obligations of the U.S. Government, its agencies and instrumentalities, obligations convertible into common stock, corporate debt obligations of domestic and foreign corporations, such as bonds and debentures, money market instruments and asset-backed and mortgage-backed securities.

 Shawmut Fixed Income Fund and Galaxy Corporate Bond Fund.

  The investment objective of the Shawmut Fixed Income Fund is to seek current income consistent with total return, whereas the Galaxy Corporate Bond Fund seeks current income and, subject to this objective, will consider total return in managing the portfolio. The Shawmut Fixed Income Fund must invest at least 65% of its assets in securities that include: (i) direct obligations of the U.S. Treasury; (ii) obligations of the U.S. Government and its agencies and instrumentalities; (iii) domestic issues of corporate debt obligations having floating or fixed rates of interest and rated in one of the five highest categories by a nationally recognized statistical rating organization ("Rating Organization"); prime commercial paper; asset-backed securities rated BBB or higher by a Rating Organization; (iv) repurchase agreements; and (v) certain derivative securities. The Galaxy Corporate Bond Fund invests 65% of its assets in either (i) debt obligations of domestic or foreign business corporations; or (ii) debt obligations of agencies, instrumentalities or authorities that are organized in corporation form by one or more U.S. states or political sub-divisions or by foreign governments.

 Shawmut Intermediate Government Income Fund and Galaxy Intermediate Government Income Fund.

  The Shawmut Intermediate Government Income Fund's investment objective is to seek current income consistent with total return. The Galaxy Intermediate Government Income Fund's investment objective is to seek the highest level of current income consistent with prudent risk of capital, and, subject to this objective, it will consider total return in managing the portfolio. Under normal market and economic conditions, both the Shawmut Intermediate Government Income Fund and Galaxy Intermediate Government Income Fund will invest at least 65% of the value of their respective total assets in U.S. Government securities. Other permitted investments for the Shawmut Intermediate Government Income Fund include domestic issues of floating or fixed rate corporate debt obligations rated in one of the five highest rating categories by a Rating Organization; asset-backed securities rated in one of the four highest rating categories by a Rating Organization; repurchase agreements collateralized by eligible investments; and certain derivative securities, including options and futures contracts, indexed securities and swap agreements. Other permitted investments for the Galaxy Intermediate Government Income Fund include corporate debt obligations rated in one of the three highest rating categories by a Rating Organization; obligations convertible into common stock; obligations of supranational banks, municipal securities; interest rate futures contracts; and money market instruments such as bank obligations and commercial paper.

Shawmut Connecticut Intermediate Municipal Income Fund and Shawmut Massachusetts Intermediate Municipal Income Fund (collectively, the "Shawmut Muni Bond Funds") and Galaxy Connecticut Municipal Bond Fund and Galaxy Massachusetts Municipal Bond Fund (collectively, the "Galaxy Muni Bond Funds").

  The investment objectives of each of the Shawmut Muni Bond Funds and the Galaxy Muni Bond Funds are similar. The Shawmut Muni Bond Funds seek current income that is exempt from federal regular income tax and either Connecticut or Massachusetts state income tax, as applicable. The Galaxy Muni Bond Funds seek current interest income, which is exempt from both federal income tax and, to the extent possible, either Connecticut or Massachusetts personal income tax, as applicable, as is consistent with relative stability of principal. The Shawmut Muni Bond Funds and the Galaxy Muni Bond Funds have similar diversification requirements in that each Fund must invest at least 80% of its total assets in obligations which are exempt from federal regular income tax, and 65% of each Fund's total assets must be invested in debt obligations issued by the State of Connecticut or Commonwealth of Massachusetts, as applicable, and their political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, which are exempt from federal income tax and Connecticut or Massachusetts income tax, as applicable.

  See "Comparison of Investment Objectives and Risk Factors" below and the Shawmut and Galaxy Prospectuses, which are incorporated herein by reference, for a description of the similarities and differences between the investment objectives and policies of the Reorganizing Funds and the corresponding Existing Galaxy Funds.

  CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS--THE SHAWMUT FUNDS. Shawmut Bank, a wholly-owned subsidiary of Shawmut National Corporation, a bank holding company, serves as investment adviser for the Shawmut Funds and is entitled to receive advisory fees from them, computed and paid daily, at the following annual rates, expressed as a percentage of average daily net assets:

                                                               ACTUAL ADVISORY
                                                              FEE IN YEAR ENDED
                                                   MAXIMUM    OCTOBER 31, 1994
THE SHAWMUT FUNDS                                ADVISORY FEE  (AFTER WAIVERS)
-----------------                                ------------ -----------------
Growth Equity Fund..............................     1.00%          0.50%
Prime Money Market Fund.........................     0.50%          0.29%
Limited Term Income Fund........................     0.80%          0.60%
Fixed Income Fund...............................     0.80%          0.60%
Intermediate Government Income Fund.............     0.80%          0.60%
Connecticut Intermediate Municipal Income Fund..     0.70%          0.00%*
Massachusetts Intermediate Municipal Income
Fund............................................     0.70%          0.00%*
Growth and Income Equity Fund...................     1.00%          0.80%
Connecticut Municipal Money Market Fund.........     0.50%          0.42%
Massachusetts Municipal Money Market Fund.......     0.50%          0.42%
Small Capitalization Equity Fund................     1.00%          0.75%

--------
*  This Fund paid no advisory fee.

  Pursuant to the Shawmut investment advisory contract, Shawmut Bank provides investment research and supervision to the Shawmut Funds and conducts a continuous program of investment evaluation. Shawmut Bank also directs the investments of the Shawmut Funds in accordance with the Funds' investment objectives, policies and limitations, and creates and maintains all necessary books and records.

  Administrative services are provided to Shawmut by Federated Administrative Services ("Federated"). For its services, Federated receives a fee, computed daily and paid monthly, at the annual rate of .15% of the average aggregate daily net assets of all investment portfolios of the Shawmut Funds up to $250 million, .125% of the next $250 million of such aggregate assets, .10% of the next $250 million of such aggregate assets, and .075% of such aggregate assets in excess of $750 million. The minimum annual administration fee for each Shawmut Fund is $50,000. For the fiscal year ended October 31, 1994, Federated received administration fees (after fee waivers) at the effective annual rates of 0.075%, 0.0907%, 0.1844%, 0.1051%, 0.1043%, 0.1031%, 0.595%, 0.8672%, 0.1998%,
0.1044% and 0.1033% of the average daily net assets of the Prime Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Limited Term Income, Fixed Income, Intermediate Government Income, Connecticut Intermediate Municipal Income, Massachusetts Intermediate Municipal Income, Growth Equity, Growth and Income Equity and Small Capitalization Equity Funds, respectively.

  Federated Services Company ("Federated Services") serves as Shawmut's transfer and dividend disbursing agent. Federated Services also provides certain accounting and recordkeeping services with respect to the portfolio investments of each Shawmut Fund.

  Custodial services are provided to Shawmut by Shawmut Bank pursuant to an agreement dated November 25, 1992.

  Federated Securities Corp. ("FSC") is the principal distributor for Shawmut. Under the distribution agreement, FSC acts as the agent of Shawmut in connection with the offering of shares of each Shawmut Fund.

  Shawmut has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, the class of shares known as the Investment Shares of each of the Prime Money Market, Connecticut Municipal Money Market, Limited Term Income, Fixed Income, Intermediate Government Income, Growth Equity, Growth and Income Equity and Small Capitalization Equity Funds bears the expense of distribution fees payable to FSC at an annual rate of up to .50% of the average daily net asset value of such Fund's outstanding Investment Shares to finance activities which are principally intended to result in the sale of Investment Shares. The 12b-1 Plan also applies to Investment Shares of the Connecticut Intermediate Municipal Income, Massachusetts Intermediate Municipal Income and Massachusetts Municipal Money Market Funds, except that such Funds do not currently have an Investment Class of shares. FSC may enter into agreements with financial institutions which provide distribution and/or administrative services as agents for their customers who beneficially own Investment Shares. Administrative services provided by such financial institutions may include, without limitation: providing office space, equipment, telephone facilities and various clerical, supervisory, computer and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; assisting clients in changing dividend options, account designations and addresses; and such other services as may reasonably be requested.

  The 12b-1 Plan is a "compensation" type plan as opposed to a "reimbursement" type plan. Accordingly, payments by Investment Shares under the 12b-1 Plan are based on the expressed fee rather than on the specific amounts expended by FSC for distribution purposes. FSC may be able to recover such amounts or may earn a profit from payments made by Investment Shares of the Shawmut Funds under the 12b-1 Plan.

  For the fiscal year ended October 31, 1994, Shawmut paid, in the aggregate, fees to FSC pursuant to the Distribution Plan of $502,842.00, which represent 0.0025% of the Shawmut Funds' average net assets during that period.

  CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS--THE GALAXY FUNDS. Fleet, which is an indirect, wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company, serves as investment adviser to Galaxy and is entitled to receive advisory fees from Galaxy, computed daily and paid monthly, at the following annual rates:

                                                                ACTUAL ADVISORY
                                                               FEE IN YEAR ENDED
                                       ADVISORY FEE            OCTOBER 31, 1994
THE GALAXY FUND               (% OF AVERAGE DAILY NET ASSETS)   (AFTER WAIVERS)
---------------              --------------------------------- -----------------
Equity Growth Fund.........                0.75%                     0.75%
Money Market Fund..........                0.40%+                    0.40%
Short-Term Bond Fund.......                0.75%                     0.55%
Corporate Bond Fund........                0.75%                     0.00%*
Intermediate Government
Income Fund................                0.75%                     0.55%
Connecticut Municipal Bond
Fund.......................                0.75%                     0.00%
Massachusetts Municipal
Bond Fund..................                0.75%                     0.00%
Growth and Income Fund.....                0.75%                     0.00%*
Connecticut Municipal Money  0.40% of the first $750 million         0.00%*
Market Fund................   of net assets plus 0.35% of net
                              assets in excess of $750 million
Massachusetts Municipal      0.40% of the first $750 million         0.00%*
Money Market Fund..........   of net assets plus 0.35% of net
                              assets in excess of $750 million
Small Cap Value Fund.......                0.75%                     0.00%*

--------

+ Fleet has voluntarily undertaken that its advisory fee will be 0.40% of assets to $750 million and 0.35% of assets in excess of $750 million for this Fund. There can be no assurance that Fleet will continue to reduce its advisory fees on assets in excess of $750 million.

* The Corporate Bond Fund did not commence operations until December 12, 1994. The Growth and Income, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and Small Cap Value Funds have not yet commenced operations.

  If the Reorganization is approved by Shareholders, Fleet will serve as investment adviser to the Galaxy Funds pursuant to an advisory agreement that (other than providing for generally lower contractual advisory fees) is similar in all material respects to Shawmut's existing investment advisory contract with Shawmut Bank.

  Subject to the control and direction of the Trustees, Shawmut Bank has the authority and discretion to select brokers and dealers to execute portfolio transactions for the Shawmut Funds, and to select the markets on or in which the transactions will be executed. Shawmut Bank also may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for a Shawmut Fund and for other clients in order to obtain the most favorable price and efficient execution. Although the Galaxy Advisory Agreement does not expressly authorize such aggregation by Fleet, Galaxy and Fleet believe that such aggregation by Fleet is nevertheless permitted.

  The Shawmut advisory contract obligates Shawmut Bank to obtain the best net results in terms of price and execution. In addition, Shawmut Bank may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide research, analysis, advice and similar services, and in return for this research and analysis, Shawmut Bank may pay those brokers and dealers a higher commission or spread than may be charged by other brokers and dealers. The Galaxy Advisory Agreement is identical in these respects.

  See "Management of the Fund(s)--Investment Adviser" in the Galaxy Prospectuses accompanying this Combined Proxy Statement/Prospectus, which are incorporated herein by reference, for additional information on Galaxy's Adviser.

  Administrative services are provided to Galaxy by The Shareholder Services Group, Inc., d/b/a 440 Financial ("440 Financial"). For its services, 440 Financial is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Galaxy Funds and the other investment portfolios offered by Galaxy, .085% of the next $2.5 billion of such combined average daily net assets, and .08% of such combined average daily net assets in excess of $5 billion. Under the fee schedule in effect prior to March 1, 1994, 440 Financial Group of Worcester, Inc. ("440 Group"), the predecessor to 440 Financial, was entitled to administration fees at the annual rate of .078% of the first $2.5 billion of the combined average daily net assets of all investment portfolios of Galaxy, plus .073% of such combined assets in excess of $2.5 billion. In addition, 440 Financial receives a separate fee from each Galaxy Fund for certain fund accounting services. The annual fund accounting fee for each Galaxy Fund is based on the average net assets of each such Fund as follows: net assets under $50 million--$25,000; net assets of $50 million but less than $200 million--$35,000; net assets of $200 million but less than $500 million--$50,000; net assets of $500 million but less than $1 billion-- $85,000; and $125,000 for net assets in excess of $1 billion, plus certain out-of-pocket expenses. The annual fund accounting fee for a Galaxy Fund possessing more than 25% in foreign assets is 150% of the annual fund accounting fees described above. 440 Financial is also entitled to receive an annual fee of $10,000 for administrative services related to Galaxy's multi-class distribution system.

  For the fiscal year ended October 31, 1994, 440 Group received administration fees at the annual rate of .084% of the average daily net assets of each of the Money Market, Short-Term Bond, Intermediate Government Income and Equity Growth Funds, and received no administration fees with respect to the Connecticut Municipal Bond and Massachusetts Municipal Bond Funds. For the same year, 440 Group waived administration fees at the annual rate of .084% of the average daily net assets of each of the Connecticut Municipal Bond and Massachusetts Municipal Bond Funds. The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Corporate Bond, Growth and Income and Small Cap Value Funds had not commenced operations during the fiscal year ended October 31, 1994.

  See "Management of the Fund(s)--Administrator" in the Galaxy Prospectuses accompanying this Combined Proxy/Prospectus, which are incorporated herein by reference, for additional information on Galaxy's Administrator.

  440 Financial also serves as Galaxy's transfer and dividend disbursing agent. For these services, 440 Financial receives fees based on annual per shareholder account charges for account maintenance and fees for certain shareholder-generated transactions, plus out-of-pocket expenses. The minimum annual transfer agency fee for each Galaxy Fund is $5,000. See "Custodian and Transfer Agent" in the Galaxy Prospectuses accompanying this Combined Proxy/Prospectus, which are incorporated herein by reference, for additional information on Galaxy's transfer agent.

  Custodial services are provided to Galaxy by The Chase Manhattan Bank, N.A. ("Chase"). See "Custodian and Transfer Agent" in Galaxy's Prospectuses accompanying this Combined Proxy/Prospectus, which are incorporated herein by reference, for additional information about Chase.

  440 Financial Distributors, Inc., an affiliate of 440 Financial, serves as distributor of the shares of the Galaxy Funds.

  COMPARATIVE FEE TABLES. Set forth in the tables below is (i) information regarding the fees and expenses paid by each class of shares of each Shawmut Fund and of each series of shares of each Galaxy Fund as of October 31, 1994, restated to reflect expenses the Shawmut Funds and the Galaxy Funds, respectively, expect to incur during the current fiscal year and (ii) pro forma information for each combined Fund assuming the Reorganization had taken place on April 30, 1995.

                      COMPARATIVE FEE TABLE FOR EACH FUND

                           SHAWMUT GROWTH       GALAXY EQUITY         PRO FORMA
                             EQUITY FUND         GROWTH FUND        COMBINED FUND
                          ------------------    ----------------    ----------------
                          INVESTMENT  TRUST     RETAIL    TRUST     RETAIL    TRUST
                            SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                          ----------  ------    ------    ------    ------    ------
SHAREHOLDER TRANSACTION
EXPENSES
  Maximum Sales Load
   Imposed on Purchases.     4.00%     None      None      None      3.75%     None
  Maximum Sales Load
   Imposed on Reinvested
   Dividends (as a
   percentage of
   offering price)......     None      None      None      None      None      None
  Contingent Deferred
   Sales Charge (as a
   percentage of
   original purchase
   price or redemption
   proceeds, as
   applicable)..........     None      None      None      None      None      None
  Redemption Fee (as a
   percentage of amount
   redeemed, if
   applicable)..........     None      None      None      None      None      None
  Exchange Fee..........     None      None      None      None      None      None
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average net assets)
Management Fees/Advisory
Fees (after fee
 waivers)...............      .53%(1)   .53%(1)   .75%      .75%      .75%      .75%
12b-1 Fees..............      .25%(2)  None      None      None      None      None
Other Expenses (after
 fee waivers and/or
 expense
 reimbursements)........      .70%(3)   .70%(3)   .85%      .38%      .72%      .25%
Total Operating Expenses
 (after fee waivers
 and/or expense
 reimbursements)........     1.48%(4)  1.23%(4)  1.60%(5)  1.13%(5)  1.47%(6)  1.00%(6)

--------
(1) The maximum management fee for the Investment Shares and Trust Shares of the Shawmut Growth Equity Fund is 1.00%.

(2) The 12b-1 fee for the Investment Shares of the Shawmut Growth Equity Fund has been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Shawmut Growth Equity Fund can pay up to 0.50% of the average daily net assets of its Investment Shares as a 12b-1 fee to its distributor.

(3) Other expenses for the Investment Shares and Trust Shares of the Shawmut Growth Equity Fund have been reduced to reflect the voluntary waiver of fees by that Fund's custodian and the reimbursement of expenses by that Fund's investment adviser.

(4) Absent the voluntary waivers and reimbursements explained in the above footnotes, which can be terminated at any time, the operating expenses for the Investment Shares and Trust Shares of the Shawmut Growth Equity Fund would be 2.69% and 2.19%, respectively.

(5) Absent voluntary expense reimbursements by its investment adviser, which can be terminated at any time, the operating expenses for the Retail Shares and Trust Shares of the Galaxy Equity Growth Fund would be 1.60% and 1.13%, respectively.

(6) Absent voluntary waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses for the Retail Shares and Trust Shares of the Galaxy Equity Growth Fund would be 1.51% and 1.03%, respectively.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Shawmut Growth Equity Fund
  Investment Shares............................  $54     $85    $118     $210
  Trust Shares.................................  $13     $39    $ 68     $149
Galaxy Equity Growth Fund
  Retail Shares................................  $16     $50    $ 86     $187
  Trust Shares.................................  $11     $35    $ 61     $135
Pro Forma Combined Fund
  Retail Shares................................  $52     $82    $114     $204
  Trust Shares.................................  $10     $31    $ 54     $120

                            SHAWMUT PRIME       GALAXY MONEY          PRO FORMA
                          MONEY MARKET FUND      MARKET FUND        COMBINED FUND
                          ------------------    ----------------    ----------------
                          INVESTMENT  TRUST     RETAIL    TRUST     RETAIL    TRUST
                            SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                          ----------  ------    ------    ------    ------    ------
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average net assets)
Management Fees/Advisory
 Fees (after fee
 waivers)...............     .29%(1)    .29%(1)   .40%      .40%      .40%      .40%
12b-1 Fees..............     .25%(2)   None      None      None      None      None
Other Expenses (after
 fee waivers and/or
 expense
 reimbursements)........     .17%(3)    .17%(3)   .45%      .19%      .34%      .11%
Total Operating Expenses
 (after fee waivers
 and/or expense
 reimbursements)........     .71%(4)    .46%(4)   .85%(5)   .59%(5)   .74%(6)   .51%(6)

--------
(1) The maximum management fee for the Investment Shares and Trust Shares of the Shawmut Prime Money Market Fund is .50%.

(2) The 12b-1 fee for the Investment Shares of the Shawmut Prime Money Market Fund has been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Shawmut Prime Money Market Fund can pay up to .50% of the average daily net assets of its Investment Shares as a 12b-1 fee to its distributor.

(3) Other expenses of the Investment Shares and Trust Shares of the Shawmut Prime Money Market Fund have been reduced to reflect the voluntary waiver of fees by that Fund's custodian, the voluntary waiver of fees by that Fund's administrator and the reimbursement of expenses by that Fund's adviser.

(4) Absent the voluntary waivers and reimbursements in the above footnotes, which can be terminated at any time, the operating expenses for the Investment Shares and Trust Shares of the Shawmut Prime Money Market Fund would be 1.18% and .68%, respectively.

(5) Without voluntary expense reimbursements by its investment adviser, which can be terminated at any time, operating expenses for the Retail Shares and Trust Shares of the Galaxy Money Market Fund would be .91% and .60%, respectively.

(6) Absent voluntary waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses for the Retail Shares and Trust Shares of the Galaxy Money Market Fund would be 0.77% and 0.57%, respectively.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Shawmut Prime Money Market Fund
  Investment Shares.............................  $ 7     $23     $40     $ 88
  Trust Shares..................................  $ 5     $15     $26     $ 58
Galaxy Money Market Fund
  Retail Shares.................................  $ 9     $27     $46     $103
  Trust Shares..................................  $ 6     $18     $32     $ 72
Pro Forma Combined
  Retail Shares.................................  $ 7     $23     $40     $ 90
  Trust Shares..................................  $ 5     $16     $28     $ 63

                                                             GALAXY SHORT-
                           SHAWMUT LIMITED TERM                  TERM              PRO FORMA
                                INCOME FUND                    BOND FUND         COMBINED FUND
                           ----------------------------      ----------------    -------------
---
                            INVESTMENT        TRUST          RETAIL    TRUST     RETAIL
TRUST
                              SHARES          SHARES         SHARES    SHARES    SHARES
SHARES
                           ------------      ----------      ------    ------    ------    ---
---
SHAREHOLDER TRANSACTION
EXPENSES
  Maximum Sales Load
   Imposed on Purchases...          2.00%           None      None      None      3.75%
None
  Maximum Sales Load
   Imposed on Reinvested
   Dividends (as a
   percentage of offering
   price).................          None            None      None      None      None
None
  Contingent Deferred
   Sales Charge (as a
   percentage of original
   purchase price or
   redemption proceeds, as
   applicable)............          None            None      None      None      None
None
  Redemption Fee (as a
   percentage of amount
   redeemed, if
   applicable)............          None            None      None      None      None
None
  Exchange Fee............          None            None      None      None      None
None
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average net assets)
Management Fee/Advisory
 Fees
 (after fee waivers)......           .62%(1)         .62%(1)   .55%(2)   .55%(2)   .55%
 .55%
12b-1 Fees................           .25%(3)        None      None      None      None
None
Other Expenses (after fee
 waivers and expense
 reimbursements)..........           .54%(4)         .54%(4)   .55%      .24%      .55%
 .24%
Total Operating Expenses
 (after fee waivers and
 expense reimbursements)..          1.41%(5)        1.16%(5)  1.10%(6)   .79%(6)  1.10%(7)
 .79%(7)

--------

(1) The maximum management fee for the Investment Shares and Trust Shares of the Shawmut Limited Term Income Fund is 0.80%.

(2) The maximum management fee for the Retail Shares and Trust Shares of the Galaxy Short-Term Bond Fund is .75% and .75%, respectively.

(3) The 12b-1 fee for the Investment Shares of the Shawmut Limited Term Income Fund has been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Shawmut Limited Term Income Fund can pay up to 0.50% of the average daily net assets of its Investment Shares as a 12b-1 fee to its distributor.

(4) Other expenses for the Investment Shares and Trust Shares of the Shawmut Limited Term Income Fund have been reduced to reflect the voluntary waiver of fees by that Fund's custodian.

(5) Absent the voluntary waivers explained in the above footnotes, which can be terminated at any time, the operating expenses of the Investment Shares and Trust Shares of the Shawmut Limited Term Income Fund would be 1.87% and 1.37%, respectively.

(6) Absent the voluntary fee waivers and/or expense reimbursements by the investment adviser, which can be terminated at any time, operating expenses for the Retail Shares and Trust Shares of the Galaxy Short-Term Bond Fund would be 1.47% and 1.12%, respectively.

(7) Absent voluntary waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses of the Retail Shares and Trust Shares of the Galaxy Short-Term Bond Fund would be 1.35% and 1.06%, respectively.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Shawmut Limited Term Income Fund
  Investment Shares.............................  $34     $64     $96     $186
  Trust Shares..................................  $12     $37     $64     $141
Galaxy Short-Term Bond
  Retail Shares.................................  $11     $34     $59     $131
  Trust Shares..................................  $ 8     $25     $43     $ 96
Pro Forma Combined Fund
  Retail Shares.................................  $49     $71     $95     $165
  Trust Shares..................................  $ 8     $25     $43     $ 96

                              SHAWMUT FIXED       GALAXY CORPORATE   PRO FORMA
                               INCOME FUND           BOND FUND     COMBINED FUND
                            ------------------    ---------------- -------------
                            INVESTMENT  TRUST
                              SHARES    SHARES      TRUST SHARES   TRUST SHARES
                            ----------  ------    ---------------- -------------
SHAREHOLDER TRANSACTION
EXPENSES
  Maximum Sales Load
   Imposed on Purchases...     2.00%     None           None           None
  Maximum Sales Load
   Imposed on Reinvested
   Dividends (as a
   percentage of offering
   price).................     None      None           None           None
  Contingent Deferred
   Sales Charge (as a
   percentage of original
   purchase price or
   redemption proceeds, as
   applicable)............     None      None           None           None
  Redemption Fee (as a
   percentage of amount
   redeemed, if
   applicable)............     None      None           None           None
  Exchange Fee............     None      None           None           None
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average net assets)
Management Fees/Advisory
 Fees (after fee waivers).      .63%(1)   .63%(1)        .55%(2)        .55%
12b-1 Fees................      .25%(3)  None           None           None
Other Expenses (after fee
 waivers and/or expense
 reimbursements)..........      .35%(4)   .35%(4)        .55%           .23%
Total Operating Expenses
 (after fee waivers and/or
 expense reimbursements)..     1.23%(5)   .98%(5)       1.10%(6)        .78%(7)

--------
(1) The maximum management fee for the Investment Shares and Trust Shares of the Shawmut Fixed Income Fund is .80%.

(2) The maximum management fee for Trust Shares of the Galaxy Corporate Bond Fund is .75%.

(3) The 12b-1 fee for the Investment Shares of the Shawmut Fixed Income Fund has been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Shawmut Fixed Income Fund can pay up to .50% of the average daily net assets of its Investment Shares as a 12b-1 fee to its distributor.

(4) Other expenses of the Investment Shares and Trust Shares of the Shawmut Fixed Income Fund have been reduced to reflect the voluntary waiver of fees by that Fund's custodian.

(5) Absent the voluntary waivers explained in the above footnotes, which can be terminated at any time, the operating expenses of the Investment Shares and Trust Shares of the Shawmut Fixed Income Fund would be 1.67% and 1.17%, respectively.

(6) Absent fee waivers and/or expense reimbursements by the investment adviser and/or administrator, which can be terminated at any time, the operating expenses for Trust Shares of the Galaxy Corporate Bond Fund would be 1.22%.

(7) Absent voluntary waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses of the Trust Shares of the Galaxy Corporate Bond Fund would be 1.61%.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Shawmut Fixed Income Fund
  Investment Shares............................  $32     $58     $86     $166
  Trust Shares.................................  $10     $31     $54     $120
Galaxy Corporate Bond Fund
  Trust Shares.................................  $11     $34     N/A      N/A
Pro Forma Combined Fund
  Trust Shares.................................  $ 8     $24     $42     $ 95

                            SHAWMUT INTERMEDIATE              GALAXY INTERMEDIATE
                                 GOVERNMENT                       GOVERNMENT                    PRO FORMA
                                 INCOME FUND                      INCOME FUND               COMBINED FUND
                            ----------------------------      ------------------------      ----------------
                             INVESTMENT        TRUST           RETAIL          TRUST        RETAIL    TRUST
                               SHARES          SHARES          SHARES         SHARES        SHARES    SHARES
                            ------------      ----------      ---------      ---------      ------    ------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load
   Imposed on Purchases...           2.00%           None           None           None      3.75%     None
  Maximum Sales Load
   Imposed on Reinvested
   Dividends (as a
   percentage of offering
   price).................           None            None           None           None      None      None
  Contingent Deferred
   Sales Charge (as a
   percentage of original
   purchase price or
   redemption proceeds, as
   applicable)............           None            None           None           None      None      None
  Redemption Fee (as a
   percentage of amount
   redeemed, if
   applicable)............           None            None           None           None      None      None
  Exchange Fee............           None            None           None           None      None      None
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average net assets)
Management Fees/Advisory
 Fees (after fee waivers).            .65%(1)         .65%(1)        .55%(2)        .55%(2)  .55%      .55%
12b-1 Fees................            .25%(3)        None           None           None      None      None
Other Expenses (after fee
 waivers and/or expense
 reimbursements)..........            .46%(4)         .46%(4)        .55%           .24%     .51%      .19%
Total Operating Expenses
 (after fee waivers and/or
 expense reimbursements)..           1.36%(5)        1.11%(5)       1.10%(6)        .79%(6)   1.06%(7) .74%(7)

--------
(1) The maximum management fee for the Investment Shares and Trust Shares of the Shawmut Intermediate Government Income Fund is .80%.

(2) The maximum management fee for the Retail and Trust Shares of the Galaxy Intermediate Government Income Fund is .75%.

(3) The 12b-1 fee for the Investment Shares of the Shawmut Intermediate Government Income Fund has been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Shawmut Intermediate Government Income Fund can pay up to .50% of the average daily net assets of its Investment Shares as a 12b-1 fee to its distributor.

(4) Other expenses for the Investment Shares and Trust Shares of the Shawmut Intermediate Government Income Fund have been reduced to reflect the voluntary waiver of fees by that Fund's custodian.

(5) Absent the voluntary waivers explained in the above footnotes, which can be terminated at any time, the operating expenses for the Investment Shares and Trust Shares of the Shawmut Intermediate Government Income Fund would be 1.79% and 1.29%, respectively.

(6) Absent the voluntary fee waivers and/or expense reimbursement by the investment adviser, which can be terminated at any time, operating expenses for the Retail Shares and Trust Shares of the Galaxy Intermediate Government Income Fund would be 1.32% and .97%, respectively.

(7) Absent voluntary waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses of the Retail Shares and Trust Shares of the Galaxy Intermediate Government Income Fund would be 1.26% and 0.94%, respectively.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Shawmut Intermediate Government Income Fund
  Investment Shares............................  $34     $62     $93     $180
  Trust Shares.................................  $11     $35     $61     $135
Galaxy Intermediate Government Income Fund
  Retail Shares................................  $11     $34     $59     $131
  Trust Shares.................................  $ 8     $25     $43     $ 96
Pro Forma Combined Fund
  Retail Shares................................  $48     $70     $93     $160
  Trust Shares.................................  $ 7     $23     $40     $ 90

                              SHAWMUT
                            CONNECTICUT     GALAXY
                            INTERMEDIATE  CONNECTICUT
                             MUNICIPAL     MUNICIPAL           PRO FORMA
                            INCOME FUND*   BOND FUND         COMBINED FUND
                            ------------ ----------------    ----------------
                                         RETAIL    TRUST     RETAIL    TRUST
                            ALL SHARES*  SHARES    SHARES    SHARES    SHARES
                            ------------ ------    ------    ------    ------
SHAREHOLDER TRANSACTION
EXPENSES
  Maximum Sales Load
   Imposed on Purchases...      2.00%     None      None      3.75%     None
  Maximum Sales Load
   Imposed on Reinvested
   Dividends (as a
   percentage of offering
   price).................      None      None      None      None      None
  Contingent Deferred
   Sales Charge (as a
   percentage of original
   purchase price or
   redemption proceeds, as
   applicable)............      None      None      None      None      None
  Redemption Fee (as a
   percentage of amount
   redeemed, if
   applicable)............      None      None      None      None      None
  Exchange Fee............      None      None      None      None      None
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average net assets)
Management Fees/Advisory
 Fees (after fee waivers).       .01%(1)   .00%(2)   .00%(2)   .00%      .00%
12b-1 Fees................       .00%(3)  None      None      None      None
Other Expenses (after
 waivers and/or expense
 reimbursements)..........       .50%(4)   .95%      .70%      .60%      .57%(7)
Total Operating Expenses
 (after waivers and/or
 expense reimbursements)..       .51%(5)   .95%(6)   .70%(6)   .60%(7)   .57%

--------
* The Shawmut Connecticut Intermediate Municipal Income Fund currently sells its shares without class designation.

(1) The maximum management fee for the Shawmut Connecticut Intermediate Municipal Income Fund is .70%.

(2) The maximum management fee for the Retail Shares and Trust Shares of the Galaxy Connecticut Municipal Bond Fund is .75%.

(3) The Shawmut Connecticut Intermediate Municipal Income Fund does not intend to accrue or pay 12b-1 fees until either a separate class of shares has been created for certain fiduciary investors for the Fund or a determination is made that such investors will be subject to 12b-1 fees. The Shawmut Connecticut Intermediate Municipal Income Fund can pay up to .50% of its average daily net assets as a 12b-1 fee to its distributor.

(4) Other expenses for the Shawmut Connecticut Intermediate Municipal Income Fund have been reduced to reflect the voluntary waiver by that Fund's custodian and the reimbursement of expenses by that Fund's adviser.

(5) Absent the voluntary waivers and reimbursements explained in the above footnotes, which can be terminated at any time, the operating expenses for the Shawmut Connecticut Intermediate Municipal Income Fund would be 3.30%.

(6) Absent the voluntary fee waivers and expense reimbursements by its investment adviser and/or administrator, which can be terminated at any time, operating expenses for the Retail Shares and Trust Shares of the Galaxy Connecticut Municipal Bond Fund would be 1.67% and 1.41%, respectively.

(7) Absent voluntary waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses of the Retail Shares and Trust Shares of the Connecticut Municipal Bond Fund would be 1.49% and 1.26%, respectively.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Shawmut Connecticut Intermediate Municipal
Income Fund
  Shares with sales load......................  $25     $36     $48     $ 83
  Shares without sales load...................  $ 5     $16     $29     $ 64
Galaxy Connecticut Municipal Bond Fund
  Retail Shares...............................  $10     $30     $52     $114
  Trust Shares................................  $ 7     $22     $38     $ 85
Pro Forma Combined Fund
  Retail Shares...............................  $44     $56     $69     $108
  Trust Shares................................  $ 5     $16     $28     $ 63

                             SHAWMUT
                          MASSACHUSETTS    GALAXY
                          INTERMEDIATE  MASSACHUSETTS
                            MUNICIPAL     MUNICIPAL           PRO FORMA
                          INCOME FUND*    BOND FUND         COMBINED FUND
                          ------------- ----------------    ----------------
                                        RETAIL    TRUST     RETAIL    TRUST
                           ALL SHARES*  SHARES    SHARES    SHARES    SHARES
                          ------------- ------    ------    ------    ------
SHAREHOLDER TRANSACTION
EXPENSES
  Maximum Sales Load
   Imposed on Purchases..     2.00%      None      None      3.75%     None
  Maximum Sales Load
   Imposed on Reinvested
   Dividends (as a
   percentage of offering
   price)................     None       None      None      None      None
  Contingent Deferred
   Sales Charge (as a
   percentage of original
   purchase price or
   redemption proceeds,
   as applicable)........     None       None      None      None      None
  Redemption Fee (as a
   percentage of amount
   redeemed, if
   applicable)...........     None       None      None      None      None
  Exchange Fee...........     None       None      None      None      None
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average net assets)
Management Fees/Advisory
 Fees (after fee
 waivers)................      .02%(1)    .00%(2)   .00%(2)   .00%      .00%
12b-1 Fees...............      .00%(3)   None      None      None      None
Other Expenses (after
 waivers and/or expense
 reimbursements).........      .50%(4)    .95%      .69%      .60%      .51%
Total Operating Expenses
 (after waivers and/or
 expense reimbursements).      .52%(5)    .95%(6)   .69%(6)   .60%(7)   .51%(7)

--------
* The Shawmut Massachusetts Intermediate Municipal Income Fund currently sells its shares without class designation.

(1) The maximum management fee for the Shawmut Massachusetts Intermediate Municipal Income Fund is .70%.

(2) The maximum management fee for the Retail Shares and Trust Shares of the Galaxy Massachusetts Municipal Bond Fund is .75%.

(3) The Shawmut Massachusetts Intermediate Municipal Income Fund does not intend to accrue or pay 12b-1 fees until either a separate class of shares has been created for certain fiduciary investors for the Fund or a determination is made that such investors will be subject to 12b-1 fees. The Shawmut Massachusetts Intermediate Municipal Income Fund can pay up to .50% of its average daily net assets as a 12b-1 fee to its distributor.

(4) Other expenses for the Shawmut Massachusetts Intermediate Municipal Income Fund have been reduced to reflect the voluntary waiver of fees by that Fund's custodian and the reimbursement of expenses by that Fund's adviser.

(5) Absent the voluntary waivers and reimbursements explained in the above footnotes, the operating expenses for the Shawmut Massachusetts Intermediate Municipal Income Fund would be 3.10%.

(6) Absent the voluntary fee waivers and expense reimbursements by its investment adviser and/or administrator, which can be terminated at any time, operating expenses for the Retail Shares and Trust Shares of the Galaxy Massachusetts Municipal Bond Fund would be 1.69% and 1.41%, respectively.

(7) Absent voluntary waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses for the Retail Shares and Trust Shares of the Galaxy Massachusetts Municipal Bond Fund would be 1.64% and 1.39%, respectively.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Shawmut Massachusetts Intermediate Municipal
Income Fund
  Shares with sales load......................  $25     $36     $48     $ 84
  Shares without sales load...................  $ 5     $17     $29     $ 65
Galaxy Massachusetts Municipal Bond Fund
  Retail Shares...............................  $10     $30     $52     $114
  Trust Shares................................  $ 7     $22     $38     $ 85
Pro Forma Combined Fund
  Retail Shares...............................  $44     $56     $69     $108
  Trust Shares................................  $ 5     $16     $28     $ 63

                           SHAWMUT GROWTH       GALAXY GROWTH
                             AND INCOME          AND INCOME     PRO FORMA
                             EQUITY FUND            FUND*       COMBINED
                          ------------------    ------------- ----------------
                          INVESTMENT  TRUST     RETAIL TRUST  RETAIL    TRUST
                            SHARES    SHARES    SHARES SHARES SHARES    SHARES
                          ----------  ------    ------ ------ ------    ------
SHAREHOLDER TRANSACTION
EXPENSES
  Maximum Sales Load
   Imposed on Purchases.     4.00%     None      None   None   3.75%     None
  Maximum Sales Load
   Imposed on Reinvested
   Dividends (as a
   percentage of
   offering price)......     None      None      None   None   None      None
  Contingent Deferred
   Sales Charge (as a
   percentage of
   original purchase
   price or redemption
   proceeds, as
   applicable)..........     None      None      None   None   None      None
  Redemption Fee (as a
   percentage of amount
   redeemed, if
   applicable)..........     None      None      None   None   None      None
  Exchange Fee..........     None      None      None   None   None      None
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average net assets)
Management Fees/Advisory
 Fees (after fee
 waivers)...............      .82%(1)   .82%(1)   N/A    N/A    .75%      .75%
12b-1 Fees..............      .25%(2)  None       N/A    N/A   None      None
Other Expenses (after
 fee waivers and/or
 expense
 reimbursements)........      .26%(3)   .26%(3)   N/A    N/A    .74%      .20%
Total Operating Expenses
 (after fee waivers
 and/or expense
 reimbursements)........     1.33%(4)  1.08%(4)   N/A    N/A   1.49%(5)   .95%(5)

--------

* The Galaxy Growth and Income Fund has not yet commenced operations. The Galaxy Growth and Income Fund will continue the operations of the Shawmut Growth and Income Equity Fund upon consummation of the Reorganization relating to that Fund.

(1) The maximum management fee for the Investment Shares and Trust Shares of the Shawmut Growth and Income Equity Fund is 1.00%.

(2) The 12b-1 fee for the Investment Shares of the Shawmut Growth and Income Equity Fund has been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Shawmut Growth and Income Equity Fund can pay up to 0.50% of the average daily net assets of its Investment Shares as a 12b-1 fee to its distributor.

(3) Other expenses for the Investment Shares and Trust Shares of the Shawmut Growth and Income Equity Fund have been reduced to reflect the voluntary waiver of fees by that Fund's custodian.

(4) Absent the voluntary waivers explained in the above footnotes, which can be terminated at any time, the operating expenses of the Investment Shares and Trust Shares of the Shawmut Growth and Income Equity Fund would be 1.77% and 1.27%, respectively.

(5) Absent voluntary fee waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses for the Retail Shares and Trust Shares of the Galaxy Growth and Income Fund would be 1.60% and 1.01%, respectively.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Shawmut Growth and Income Equity Fund
  Investment Shares.............................  $53     $80    $110     $194
  Trust Shares..................................  $11     $34    $ 60     $132
Galaxy Growth and Income Fund
  Retail Shares.................................  N/A     N/A     N/A      N/A
  Trust Shares..................................  N/A     N/A     N/A      N/A
Pro Forma Combined
  Retail Shares.................................  $52     $83    $115     $207
  Trust Shares..................................  $10     $30    $ 52     $114

                           SHAWMUT CONNECTICUT               GALAXY CONNECTICUT
                             MUNICIPAL MONEY                  MUNICIPAL MONEY   PRO FORMA
                               MARKET FUND                      MARKET FUND*    COMBINED
                           ----------------------------      ------------------ ---------
                           INVESTMENT         TRUST
                             SHARES          SHARES                SHARES        SHARES
                           -----------       ----------      ------------------ ---------
 ANNUAL FUND OPERATING
 EXPENSES
  (as a percentage of
 average net assets)
 Management Fees/Advisory
 Fees (after fee
 waivers)................           .34%(1)          .34%(1)        N/A            .40%
 12b-1 Fees..............           .25%(2)         None            N/A           None
 Other Expenses (after
 fee waivers and/or
 expense
  reimbursements)........           .23%(3)          .23%(3)        N/A            .22%
 Total Operating Expenses
 (after fee waivers
 and/or expense
  reimbursements)........           .82%(4)          .57%(4)        N/A            .62%(5)

--------
* The Galaxy Connecticut Municipal Money Market Fund has not yet commenced operations. The Galaxy Connecticut Municipal Money Market Fund will continue the operations of the Shawmut Connecticut Municipal Money Market Fund upon consummation of the Reorganization relating to that Fund.

(1) The maximum management fee for the Investment Shares and Trust Shares of the Shawmut Connecticut Municipal Money Market Fund is .50%.

(2) The 12b-1 fee for the Investment Shares of the Shawmut Connecticut Municipal Money Market Fund has been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Shawmut Connecticut Municipal Money Market Fund can pay up to .50% of the average daily net assets of its Investment Shares as a 12b-1 fee to its distributor.

(3) Other expenses of the Investment Shares and Trust Shares of the Shawmut Connecticut Municipal Money Market Fund have been reduced to reflect the voluntary waiver of fees by that Fund's custodian, the voluntary waiver of fees by that Fund's administrator and the reimbursement of expenses by that Fund's adviser.

(4) Absent the voluntary waivers and reimbursements explained in the above footnotes, which can be terminated at any time, the operating expenses of the Investment Shares and Trust Shares of the Shawmut Connecticut Municipal Money Market Fund would be 1.28% and .78%, respectively.

(5) Absent voluntary waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses for the Connecticut Municipal Money Market Fund would be .74%.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
Shawmut Connecticut
Municipal Money Market
Fund
  Investment Shares.......  $ 8     $26     $46     $101
  Trust Shares............  $ 6     $18     $32     $ 71
Galaxy Connecticut
Municipal
  Money Market Fund.......  N/A     N/A     N/A      N/A
Pro Forma Combined
  All Shares..............  $ 6     $19     $34     $ 76

                           SHAWMUT MASSACHUSETTS GALAXY MASSACHUSETTS
                              MUNICIPAL MONEY      MUNICIPAL MONEY    PRO FORMA
                               MARKET FUND+          MARKET FUND*     COMBINED
                           --------------------- -------------------- ---------
                                ALL SHARES              SHARES         SHARES
                           --------------------- -------------------- ---------
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average net assets)
Management Fees/Advisory
 Fees (after fee
 waivers)................           .18%(1)              N/A             .40%
12b-1 Fees...............           .00%(2)              N/A            None
Other Expenses (after fee
 waivers and/or expense
 reimbursements).........           .39%(3)              N/A             .22%
Total Operating Expenses
 (after fee waivers
 and/or expense
 reimbursements).........           .57%(4)              N/A             .62%(5)

--------
+ The Shawmut Massachusetts Municipal Money Market Fund currently sells its shares without class designation.

* The Galaxy Massachusetts Municipal Money Market Fund has not yet commenced operations. The Galaxy Massachusetts Municipal Money Market Fund will continue the operations of the Shawmut Massachusetts Municipal Money Market Fund upon consummation of the Reorganization relating to that Fund.

(1) The maximum management fee for the Shawmut Massachusetts Municipal Money Market Fund is .50%.

(2) The Shawmut Massachusetts Municipal Money Market Fund does not intend to accrue or pay 12b-1 fees until either a separate class of shares has been created for certain fiduciary investors for the Fund or a determination is made that such investors will be subject to the 12b-1 fee. The Shawmut Massachusetts Municipal Money Market Fund can pay up to .50% of its average net assets as a 12b-1 fee to its distributor.

(3) Other expenses of the Shawmut Massachusetts Municipal Money Market Fund have been reduced to reflect the voluntary waiver of fees by that Fund's custodian and the voluntary reimbursement of expenses by that Fund's adviser.

(4) Absent the voluntary waivers and reimbursements explained in the above footnotes, which can be terminated at any time, the operating expenses for the Shawmut Massachusetts Municipal Money Market Fund would be 1.06%.

(5) Absent voluntary waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses for the Galaxy Massachusetts Municipal Money Market Fund would be 0.89%.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Shawmut Massachusetts Municipal
  Money Market Fund.............................  $ 6     $18     $32     $71
Galaxy Massachusetts Municipal
  Money Market Fund.............................  N/A     N/A     N/A     N/A
Pro Forma Combined
  All Shares....................................  $ 6     $19     $34     $76

                            SHAWMUT SMALL       GALAXY SMALL
                           CAPITALIZATION         CAP VALUE     PRO FORMA
                             EQUITY FUND            FUND*       COMBINED
                          ------------------    ------------- ----------------
                          INVESTMENT  TRUST     RETAIL TRUST  RETAIL    TRUST
                            SHARES    SHARES    SHARES SHARES SHARES    SHARES
                          ----------  ------    ------ ------ ------    ------
SHAREHOLDER TRANSACTION
EXPENSES
  Maximum Sales Load
   Imposed on Purchases.     4.00%     None      None   None   3.75%     None
  Maximum Sales Load
   Imposed on Reinvested
   Dividends (as a
   percentage of
   offering price)......     None      None      None   None   None      None
  Contingent Deferred
   Sales Charge (as a
   percentage of
   original purchase
   price or redemption
   proceeds, as
   applicable)..........     None      None      None   None   None      None
  Redemption Fee (as a
   percentage of amount
   redeemed, if
   applicable)..........     None      None      None   None   None      None
  Exchange Fee..........     None      None      None   None   None      None
ANNUAL FUND OPERATING
EXPENSES
 (as a percentage of
average net assets)
Management Fees/Advisory
 Fees (after fee
 waivers)...............      .76%(1)   .76%(1)   N/A    N/A    .75%.      75%
12b-1 Fees..............      .25%(2)  None       N/A    N/A   None      None
Other Expenses (after
 fee waivers and/or
 expense
 reimbursements)........      .34%(3)   .34%(3)   N/A    N/A    .86%      .25%
Total Operating Expenses
 (after fee waivers
 and/or expense
 reimbursements)........     1.35%(4)  1.10%(4)   N/A    N/A   1.61%(5)  1.00%(5)

--------
* The Galaxy Small Cap Value Fund has not yet commenced operations. The Galaxy Small Cap Value Fund will continue the operations of the Shawmut Small Capitalization Equity Fund upon consummation of the Reorganization relating to that Fund.

(1) The maximum management fee for the Investment Shares and Trust Shares of the Shawmut Small Capitalization Equity Fund is 1.00%.

(2) The 12b-1 fee for the Investment Shares of the Shawmut Small
    Capitalization Equity Fund has been reduced to reflect the voluntary waiver of fees by that Fund's distributor. The Shawmut Small
    Capitalization Equity Fund can pay up to 0.50% of the average daily net assets of its Investment Shares as a 12b-1 fee to its distributor.

(3) Other expenses of the Investment Shares and Trust Shares of the Shawmut Small Capitalization Equity Fund have been reduced to reflect the voluntary waiver of fees by that Fund's custodian.

(4) Absent the voluntary waivers explained in the above footnotes, which can be terminated at any time, the operating expenses for the Investment Shares and Trust Shares of the Shawmut Small Capitalization Equity Fund would be 1.86% and 1.36%, respectively.

(5) Absent voluntary waivers, which can be terminated at any time after the current fiscal year, the pro forma operating expenses of the Retail Shares and the Trust Shares of the Galaxy Small Cap Value Fund would be 1.69% and 1.07%, respectively.

EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of the following periods.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Shawmut Small Capitalization Equity Fund
  Investment Shares............................  $53     $81    $111     $196
  Trust Shares.................................  $11     $35    $ 61     $134
Galaxy Small Cap Equity Fund
  Retail Shares................................  N/A     N/A     N/A      N/A
  Trust Shares.................................  N/A     N/A     N/A      N/A
Pro Forma Combined
  Retail Shares................................  $54     $86    $121     $219
  Trust Shares.................................  $10     $31    $ 54     $120

  Expense Ratios--Shawmut Funds. The following table sets forth (i) the ratios of operating expenses to average net assets of the Shawmut Funds for the one-year period ended October 31, 1994 (a) after fee waivers and expense reimbursements, and (b) absent fee waivers and expense reimbursements, and
(ii) the annualized ratios of operating expenses to average net assets of the Shawmut Funds for the six-month period ended April 30, 1995 (a) after fee waivers and expense reimbursements and (b) absent fee waivers and expense reimbursements:

                                          FISCAL YEAR ENDED OCTOBER 31, 1994
                                        ---------------------------------------
                                        RATIO OF OPERATING  RATIO OF OPERATING
                                        EXPENSES TO AVERAGE EXPENSES TO AVERAGE
                                         NET ASSETS AFTER    NET ASSETS ABSENT
                                          FEE WAIVERS AND     FEE WAIVERS AND
                                              EXPENSE             EXPENSE
                                          REIMBURSEMENTS      REIMBURSEMENTS
                                        ------------------- -------------------
SHAWMUT FUNDS
Shawmut Growth Equity Fund
  Investment Shares...................         1.43%               2.61%
  Trust Shares........................         1.18%               2.11%
Shawmut Prime Money Market Fund
  Investment Shares...................         0.68%               1.22%
  Trust Shares........................         0.43%               0.72%
Shawmut Limited Term Income Fund
  Investment Shares...................         1.28%               1.76%
  Trust Shares........................         1.03%               1.26%
Shawmut Fixed Income Fund
  Investment Shares...................         1.19%               1.68%
  Trust Shares........................         0.94%               1.18%
Shawmut Intermediate Government Income
Fund
  Investment Shares...................         1.26%               1.74%
  Trust Shares........................         1.01%               1.24%
Shawmut Connecticut Intermediate
Municipal Income Fund
  All Shares..........................         0.48%               3.09%
Shawmut Massachusetts Intermediate
Municipal Income Fund
  All Shares..........................         0.51%               4.21%
Shawmut Growth and Income Equity Fund
  Investment Shares...................         1.29%               1.74%
  Trust Shares........................         1.04%               1.24%
Shawmut Connecticut Municipal Money
Market Fund
  Investment Shares...................         0.78%               1.50%
  Trust Shares........................         0.53%               1.00%
Shawmut Massachusetts Municipal Money
Market Fund
  All Shares..........................         0.53%               1.21%
Shawmut Small Capitalization Equity
Fund
  Investment Shares...................         1.31%               1.84%
  Trust Shares........................         1.06%               1.34%

                                         SIX-MONTH PERIOD ENDED APRIL 30, 1995
                                        ---------------------------------------
                                        RATIO OF OPERATING  RATIO OF OPERATING
                                        EXPENSES TO AVERAGE EXPENSES TO AVERAGE
                                         NET ASSETS AFTER    NET ASSETS ABSENT
                                          FEE WAIVERS AND     FEE WAIVERS AND
                                              EXPENSE             EXPENSE
                                          REIMBURSEMENTS      REIMBURSEMENTS
                                        ------------------- -------------------
SHAWMUT FUNDS
Shawmut Growth Equity Fund
  Investment Shares...................         1.46%               2.78%
  Trust Shares........................         1.21%               2.28%
Shawmut Prime Money Market Fund
  Investment Shares...................         0.70%               1.17%
  Trust Shares........................         0.45%               0.67%
Shawmut Limited Term Income Fund
  Investment Shares...................         1.38%               1.84%
  Trust Shares........................         1.13%               1.34%
Shawmut Fixed Income Fund
  Investment Shares...................         1.25%               1.71%
  Trust Shares........................         1.00%               1.21%
Shawmut Intermediate Government Income
Fund
  Investment Shares...................         1.36%               1.79%
  Trust Shares........................         1.11%               1.29%
Shawmut Connecticut Intermediate
Municipal Income Fund
  All Shares..........................         0.50%               2.90%
Shawmut Massachusetts Intermediate
Municipal Income Fund
  All Shares..........................         0.50%               2.64%
Shawmut Growth and Income Equity Fund
  Investment Shares...................         1.31%               1.78%
  Trust Shares........................         1.06%               1.28%
Shawmut Connecticut Municipal Money
Market Fund
  Investment Shares...................         0.81%               1.31%
  Trust Shares........................         0.56%               0.81%
Shawmut Massachusetts Municipal Money
Market Fund
  All Shares..........................         0.56%               1.14%
Shawmut Small Capitalization Equity
Fund
  Investment Shares...................         1.40%               1.91%
  Trust Shares........................         1.15%               1.41%

  EXPENSE RATIOS--GALAXY FUNDS. The following tables set forth (i) the ratios of operating expenses to average net assets of the Galaxy Funds for the fiscal year ended October 31, 1994 (a) after fee waivers and expense reimbursements, and (b) absent fee waivers and expense reimbursements, and (ii) the annualized ratios of operating expenses to average net assets of the Galaxy Funds for the six-month period ended April 30, 1995 (a) after fee waivers and expense reimbursements, and (b) absent fee waivers and expense reimbursements:

                                          FISCAL YEAR ENDED OCTOBER 31, 1994
                                        ---------------------------------------
                                        RATIO OF OPERATING  RATIO OF OPERATING
                                        EXPENSES TO AVERAGE EXPENSES TO AVERAGE
                                         NET ASSETS AFTER    NET ASSETS ABSENT
                                          FEE WAIVERS AND     FEE WAIVERS AND
                                              EXPENSE             EXPENSE
                                          REIMBURSEMENTS      REIMBURSEMENTS
                                        ------------------- -------------------
GALAXY FUNDS
Equity Growth Fund
  Retail Shares........................         .98%                .99%
  Trust Shares.........................         .93%                .93%
Money Market Fund*
  Shares...............................         .64%                .64%
Short-Term Bond Fund
  Retail Shares........................         .93%               1.14%
  Trust Shares.........................         .91%               1.11%
Corporate Bond Fund....................         (1)                 (1)
Intermediate Government Income Fund
  Retail Shares........................         .78%                .99%
  Trust Shares.........................         .75%                .95%
Connecticut Municipal Bond Fund
  Retail Shares........................         .25%               1.42%
  Trust Shares.........................         .23%               1.41%
Massachusetts Municipal Bond Fund
  Retail Shares........................         .33%               1.43%
  Trust Shares.........................         .33%               1.41%
Growth and Income Fund
  Retail Shares........................         (1)                 (1)
  Trust Shares.........................         (1)                 (1)
Connecticut Municipal Money
  Market Fund..........................         (1)                 (1)
Massachusetts Municipal Money
  Market Fund..........................         (1)                 (1)
Small Cap Value Fund
  Retail Shares........................         (1)                 (1)
  Trust Shares.........................         (1)                 (1)

--------

* Prior to November 1, 1995 the Galaxy Money Market Fund sold only one series of shares.
(1) The Galaxy Corporate Bond, Growth and Income, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and Small Cap Value Funds had not commenced operations as of October 31, 1994.

                                        SIX-MONTH PERIOD ENDED APRIL 30, 1995
                                       ----------------------------------------
                                       RATIO OF OPERATING   RATIO OF OPERATING
                                       EXPENSES TO AVERAGE  EXPENSES TO AVERAGE
                                        NET ASSETS AFTER     NET ASSETS ABSENT
                                         FEE WAIVERS AND      FEE WAIVERS AND
                                             EXPENSE              EXPENSE
                                         REIMBURSEMENTS       REIMBURSEMENTS
                                       ------------------- --------------------
GALAXY FUNDS
Equity Growth Fund
  Retail Shares.......................        1.42%                1.48%
  Trust Shares........................         .98%                1.02%
Money Market Fund
  Retail Shares.......................         .73%                 .77%
  Trust Shares........................         .56%                 .56%
Short-Term Bond Fund
  Retail Shares.......................         .93%                1.30%
  Trust Shares........................         .75%                1.07%
Corporate Bond Fund*
  Trust Shares........................        1.02%                1.81%
Intermediate Government Income Fund
  Retail Shares.......................        1.01%                1.29%
  Trust Shares........................         .73%                 .96%
Connecticut Municipal Bond Fund
  Retail Shares.......................         .67%                1.46%
  Trust Shares........................         .44%                1.21%
Massachusetts Municipal Bond Fund
  Retail Shares.......................         .68%                1.63%
  Trust Shares........................         .56%                1.35%
Growth and Income Fund
  Retail Shares.......................         (1)                 (1)
  Trust Shares........................         (1)                 (1)
Connecticut Municipal Money
  Market Fund.........................         (1)                 (1)
Massachusetts Municipal Money
  Market Fund.........................         (1)                 (1)
Small Cap Value Fund
  Retail Shares.......................         (1)                 (1)
  Trust Shares........................         (1)                 (1)

--------
* For the period December 12, 1994 (commencement of operations) through April 30, 1995.

(1) The Galaxy Growth and Income, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and Small Cap Value Funds were not operational during the six-month period ended April 30, 1995.

  VOTING INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by Shawmut's Board of Trustees in connection with a Special Meeting of Shareholders to be held at Federated Investors Tower, 1001 Liberty Avenue, 19th Floor, Pittsburgh, Pennsylvania on Monday, October 30, 1995 at 2:00 p.m. Eastern Time (such meeting and any adjournments thereof hereinafter referred to as the "Meeting"). Only Shareholders of record at the close of business on August 30, 1995 will be entitled to notice of and to vote at the Meeting. Each share or fraction thereof is entitled to one vote or fraction thereof and all shares will vote separately by Fund. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to Shawmut a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. For additional information, including a description of the Shareholder vote required for approval of the Reorganization Agreement and related transactions contemplated thereby, see "Information Relating to Voting Matters."

  RISK FACTORS. The following discussion highlights the principal differences between the risk factors associated with an investment in the Shawmut Reorganizing Funds and the Existing Galaxy Funds and is qualified in its entirety by the more extensive discussion of risk factors in "Comparison of Investment Policies and Risk Factors."

 Shawmut Growth Equity Fund and Galaxy Equity Growth Fund.

  The Shawmut Growth Equity Fund may invest in derivative securities such as stock index futures, swap agreements, indexed securities and other futures, while the Galaxy Equity Growth Fund is not permitted to invest in such securities. Each of the foregoing derivative securities can be volatile instruments. With respect to futures contracts, if the adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, futures may lower a fund's return. A fund could also experience losses if prices of futures were poorly correlated with its other investments or it could not close its positions because of an illiquid secondary market. Swap agreements are subject to a counterparty's ability to perform and may decline in value depending on the creditworthiness of the party. In addition, a fund may also suffer losses if it is unable to terminate a swap agreement or reduce its exposure through offsetting transactions.

  There are also differences in the quality of investments that the Shawmut Growth Equity Fund and Galaxy Equity Growth Fund are permitted to make. For example, the Shawmut Growth Equity Fund may invest in certain securities that are rated "BB" (i.e., the fifth highest ratings group) or higher by a Rating Organization while the Galaxy Equity Growth Fund may only invest in securities rated in one of the four highest ratings groups. Securities rated in the fifth highest ratings group either have speculative characteristics or are predominantly speculative with respect to the ability to pay interest and repay principal in accordance with the terms of the obligation.

 Shawmut Prime Money Market and Galaxy Money Market Fund.

  The principal difference between the Shawmut Prime Money Market Fund and the Galaxy Money Market Fund is that the Shawmut Fund may invest up to 5% of its total assets in debt instruments rated in the second highest ratings category by a Rating Organization while the Galaxy Money Market Fund may invest in debt instruments rated only in the highest category.

 Shawmut Limited Term Income Fund and Galaxy Short-Term Bond Fund.

  The principal differences in the risk factors between the Shawmut Limited Term Income Fund and the Galaxy Short-Term Bond Fund is that the Shawmut Fund may invest in corporate debt obligations rated in the fifth highest ratings group while the Galaxy Fund may only invest in bonds and debentures rated in the three highest ratings groups. See "Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of the risk factors involved in investments in the fifth highest ratings groups. Unlike the Galaxy Short-Term Bond Fund, the Shawmut Limited Term Income Fund may invest in certain derivative securities, such as indexed securities and swap agreements. See "Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of risk factors with respect to derivatives.

  The Galaxy Short-Term Bond Fund, unlike the Shawmut Limited Term Income Fund, may invest in debt obligations of foreign corporations and supranational banks and Canadian Provincial Governments. Foreign investments usually involve higher costs than investments in domestic securities and may entail additional risks associated with currency exchange rates, less complete financial information about issuers, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions are additional factors that may adversely impact upon foreign investments.

  Both the Shawmut Limited Term Income Fund and the Galaxy Short-Term Bond Fund have average dollar- weighted maturities of less than three years.

  The Galaxy Short-Term Bond Fund may also invest in "stripped" obligations of both the U.S. Government and private issuers. The Shawmut Limited Term Income Fund is not expressly permitted to invest in such securities. Stripped securities, particularly stripped mortgage-backed securities, may exhibit greater price volatility than other types of debt securities.

 Shawmut Fixed Income Fund and Galaxy Corporate Bond Fund.

  The Shawmut Fixed Income Fund is permitted to invest up to 10% of its total assets in corporate debt obligations rated in the fifth highest ratings category. The Galaxy Corporate Bond Fund must invest at least 95% of its assets in debt obligations rated in the four highest ratings categories. See "Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of the speculative characteristics of securities rated in the fifth highest ratings category.

  The Shawmut Fixed Income Fund, unlike the Galaxy Corporate Bond Fund, may invest in certain derivative securities, such as all types of futures contracts, indexed securities and swap agreements. See "Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of the risk factors associated with investments in derivative securities.

  The Galaxy Corporate Bond Fund, unlike the Shawmut Fixed Income Fund, may invest in debt obligations of foreign issuers and "stripped" securities. See "Risk Factors--Shawmut Limited Term Income Fund and Galaxy Short-Term Bond Fund" for a discussion of the risk factors associated with these investments.

 Shawmut Intermediate Government Income Fund and Galaxy Intermediate Government Income Fund.

  The Shawmut Intermediate Government Income Fund may invest in corporate debt obligations rated in one of the five highest ratings categories, while the Galaxy Intermediate Government Income Fund may invest in such obligations rated only in the three highest categories. The Shawmut Intermediate Government Income Fund, unlike the Galaxy Intermediate Government Income Fund, may also invest in certain derivative securities, such as futures contracts, indexed securities and swap agreements. See "Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of the risk factors involved with investments in derivative securities and securities rated in the fifth highest ratings category.

  The Galaxy Intermediate Government Income Fund unlike the Shawmut Intermediate Government Income Fund may invest in foreign issuers. See "Risk Factors--Shawmut Limited Term Income Fund and Galaxy Short-Term Bond Fund" for a discussion of risks associated with foreign investments.

 Shawmut Connecticut Intermediate Municipal Income Fund and Shawmut Municipal Income Fund (collectively, the "Shawmut Muni Bond Funds") and Galaxy Connecticut Municipal Bond Fund and Galaxy Massachusetts Municipal Bond Fund (collectively, the "Galaxy Muni Bond Funds").

  One of the principal differences between the Shawmut Muni Bond Funds and the Galaxy Muni Bond Funds is that the Shawmut Muni Bond Funds may invest in debt obligations rated in one of the four highest ratings categories while the Galaxy Muni Bond Funds may invest in obligations rated only in the three highest categories. Issuers of debt rated in the fourth highest ratings category may have a weakened capacity to pay interest and repay principal by comparison to issuers in the third highest ratings category.

  Another principal difference is that the Shawmut Muni Bond Funds may invest in certain derivative securities such as swap agreements, indexed securities and synthetic bond derivatives. See "Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of the risk factors involved in investments in derivative securities generally.

  The Galaxy Muni Bond Funds may invest more than 25% of their assets in municipal securities, the interest on which is derived solely from revenues on similar projects if such investment is deemed appropriate by the Adviser. To the extent that a Fund's assets are concentrated in municipal securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not concentrated.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

  Shawmut has entered into an agreement whereby its investment portfolios are to be acquired by portfolios of Galaxy. Significant provisions of this Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix I to this Combined Proxy
Statement/Prospectus.

  DESCRIPTION OF THE REORGANIZATION AGREEMENT. There are eleven separate Shawmut investment portfolios. The assets of seven of them are being acquired by seven similar investment portfolios currently offered by Galaxy. Four of the Shawmut portfolios will be acquired by four new Galaxy portfolios which have been organized to continue the operations of these Shawmut portfolios.

  The Reorganization Agreement provides that at the Effective Time of the Reorganization substantially all of the assets and liabilities of the Shawmut Funds will be transferred to the Galaxy Funds identified in the table below. The holders of each class of shares of a Shawmut Fund will receive the series of shares of the corresponding Galaxy Fund identified in the table. In the table, (a) opposite the name of each Shawmut Fund is the name of the Galaxy Fund which will issue shares to such Shawmut Fund, and (b) opposite the name of each class of shares of the Shawmut Fund is the name of the series of shares of the Galaxy Fund to be distributed to the holders of such Shawmut class. The number of each series of shares to be issued by the Galaxy Funds will have an aggregate net asset value equal to the aggregate net asset value of the corresponding class or classes of shares of the particular Shawmut Fund as of the regular close of the New York Stock Exchange, currently 4:00 p.m. New York time, on the Valuation Date.

             SHAWMUT PORTFOLIOS AND CLASSES                     GALAXY PORTFOLIOS AND SERIES
             ------------------------------                     ----------------------------
Shawmut Growth Equity Fund                                Equity Growth Fund
  Investment Shares                                         Retail Shares
  Trust Shares                                              Trust Shares
Shawmut Prime Money Market Fund                           Money Market Fund
  Investment Shares                                         Retail Shares
  Trust Shares                                              Trust Shares
Shawmut Limited Term Income Fund                          Short-Term Bond Fund
  Investment Shares                                         Retail Shares
  Trust Shares                                              Trust Shares
Shawmut Fixed Income Fund                                 Corporate Bond Fund
  Investment Shares                                         Trust Shares
  Trust Shares                                              Trust Shares
Shawmut Intermediate Government Income Fund               Intermediate Bond Fund
  Investment Shares                                         Retail Shares
  Trust Shares                                              Trust Shares
Shawmut Connecticut Intermediate Municipal Income Fund    Connecticut Municipal Bond Fund
  All Shares*                                               Retail Shares
                                                            Trust Shares
Shawmut Massachusetts Intermediate Municipal Income Fund  Massachusetts Municipal Bond Fund
  All Shares*                                               Retail Shares
                                                            Trust Shares
Shawmut Growth and Income Equity Fund                     Growth and Income Fund
  Investment Shares                                         Retail Shares
  Trust Shares                                              Trust Shares
Shawmut Connecticut Municipal Money Market Fund           Connecticut Municipal Money Market
Fund
  Investment Shares                                         Shares
  Trust Shares                                              Shares
Shawmut Massachusetts Municipal Money Market Fund         Massachusetts Municipal Money Market
Fund
  All Shares                                                Shares
Shawmut Small Capitalization Equity Fund                  Small Cap Value Fund
  Investment Shares                                         Retail Shares
  Trust Shares                                              Trust Shares

--------
* Shareholders who purchased their shares through the Trust Department of Shawmut Bank will receive Trust Shares of the corresponding Galaxy Fund. All other shareholders will receive Retail Shares of the corresponding Galaxy Fund.

  Shawmut expects to liquidate a limited number of holdings of certain of the Shawmut Funds in light of the investment policies of Galaxy and the strategies of its investment adviser. The transaction costs that will result from such sales are expected to be minimal.

  The Reorganization Agreement provides that Shawmut will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to the shareholders of each of the Reorganizing Funds all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

  Following the transfer of assets and liabilities from the Shawmut Funds to the Galaxy Funds, and the issuance of shares by the Galaxy Funds to the Shawmut Funds, each of the Shawmut Funds will distribute the series of shares of the Galaxy Funds pro rata to the holders of classes of shares of the Shawmut Funds as described above in liquidation of the Shawmut Funds. Each holder of a class of shares of a Shawmut Fund at the Effective Time of the Reorganization will receive an amount of the corresponding series of shares of the corresponding Galaxy Fund of equal value, plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but which remained unpaid at that time. Following the Reorganization, the registration of Shawmut as an investment company under the 1940 Act will be terminated, and Shawmut will be terminated under state law.

  The stock transfer books of Shawmut will be permanently closed at the Effective Time of the Reorganization. If any shares of a Shawmut Fund are represented by a share certificate, the certificate must be surrendered to Galaxy's transfer agent for cancellation before the Galaxy Fund shares issued to the shareholder in the Reorganization can be redeemed. Any lost share certificates will be subject to verification and indemnification with respect to the loss.

  The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement and the transactions contemplated thereby described in this Combined Proxy Statement/Prospectus by the shareholders of Shawmut; the receipt of certain legal opinions described in the Reorganization Agreement; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance in all material respects of their agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Effective Time of the Reorganization is expected to occur on November 6, 1995 or such other date as is agreed to by the parties.

  The expenses of Galaxy and of Shawmut incurred in connection with the Reorganization will be borne by Fleet Financial Group, Inc. and/or Shawmut National Corporation.

  The Reorganization may be abandoned at any time prior to the Effective Time of the Reorganization by the mutual consent of the parties to the Reorganization Agreement. The Reorganization Agreement provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Reorganization Agreement by the Shareholders of each of the Shawmut Funds (a) the parties thereto may, by written agreement approved by their respective Boards of Trustees or authorized officers and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement; and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations with or without the approval of such party's shareholders.

  The Reorganization Agreement also provides that the Reorganization will be contingent upon the consummation of the merger between Fleet Financial Group, Inc. and Shawmut National Corporation.

  In its consideration and approval of the Reorganization at a meeting on August 22, 1995, the Board of Trustees of Shawmut considered, primarily, the pending merger between Shawmut National Corporation, the parent company of Shawmut Bank, and Fleet Financial Group, Inc. If this merger is completed, the currently existing investment advisory contract between the Shawmut Funds and Shawmut Bank would be terminated. Given that fact, Shawmut Bank and Fleet have recommended that each of the Shawmut Funds be reorganized as described in this Combined Proxy Statement/Prospectus contemporaneously with or shortly after the proposed merger of the bank holding companies. The Board of Trustees considered the effect of the proposed merger of the bank holding companies on Shawmut; the recommendation of Shawmut Bank and Fleet with respect to the proposed consolidation of Shawmut and Galaxy; the fact that the reorganization would constitute a tax-free reorganization; and that the interests of Shareholders would not be diluted as a result of the reorganization.

  Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as, among other things, no "unfair burden" is imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" as defined in the 1940 Act includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services).

  Fleet has agreed during the three-year period immediately following consummation of the Reorganization to use its best efforts to ensure that at least 75% of the Board of Trustees of Galaxy will not be "interested persons" of Fleet or Shawmut Bank within the meaning of the 1940 Act. Fleet has advised the Board of Trustees of Shawmut that the Board of Trustees of Galaxy will meet this requirement following the Reorganization.

  After consideration of all of the foregoing factors, together with certain other factors and information considered to be relevant, Shawmut's Board of Trustees unanimously approved the Reorganization Agreement and directed that it be submitted to Shareholders of each Shawmut Fund for approval. Shawmut's Board of Trustees recommends that Shareholders vote "FOR" approval of the Reorganization Agreement.

  The Board of Trustees of Shawmut has not determined what action it will take in the event the Shareholders of any Shawmut Fund fail to approve the Reorganization Agreement or for any reason the Reorganization is not consummated. If the Reorganization is not consummated for any reason, the Trustees may choose to consider approval of a new investment advisory agreement with Fleet, alternative dispositions of Shawmut's assets, including the sales of assets to, or merger with, another investment company, or the possible liquidation of any of its funds.

  At meetings held on June 12, 1995 and September 7, 1995, the Galaxy Board of Trustees considered the proposed reorganization with respect to the Galaxy Funds. Based upon their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees unanimously determined that the proposed reorganization was in the best interests of the Galaxy Funds and their respective shareholders and that the interests of existing shareholders of the Galaxy Funds would not be diluted as a result of effecting the transaction.

  As stated above, the consummation of the pending merger of Shawmut National Corporation and Fleet Financial Group, Inc. would terminate the existing investment advisory contract between Shawmut and Shawmut Bank. The parties expect that there will be an interval of a few days between the consummation of this merger and the Effective Time of the Reorganization of Shawmut and Galaxy. Shawmut and Fleet expect to enter into an investment advisory agreement whereby Fleet will act as investment adviser without compensation to Shawmut during this interval. Otherwise, the terms and conditions of this agreement will be identical in material respects to Shawmut's existing investment advisory contract with Shawmut Bank.

  CAPITALIZATION. Because the Reorganizing Funds will be combined in the Reorganization with the Existing Galaxy Funds, the total capitalization of each of the Existing Galaxy Funds after the Reorganization is expected to be greater than the current capitalization of the corresponding Shawmut Reorganizing Funds. The following table sets forth as of April 30, 1995, (i) the capitalization of each of the Reorganizing Funds and (ii) the pro forma capitalization of each of the Existing Galaxy Funds as adjusted to give effect to the Reorganization. If consummated, the capitalization of each Fund is likely to be different at the Effective Time of the Reorganization as a result of daily share purchase and redemption activity in the Funds.

                                     SHAWMUT           GALAXY       PRO FORMA
                                  GROWTH EQUITY    EQUITY GROWTH     COMBINED
                               ------------------- -------------- --------------
Total Net Assets..............    $ 21,234,296      $446,725,819  $  467,960,115
  Investment/Retail Shares....    $  6,650,075      $ 77,332,872  $   83,982,947
  Trust Shares................    $ 14,584,221      $369,392,947  $  383,977,168
Shares Outstanding............       1,938,212        29,507,465      30,910,285
  Investment/Retail Shares....         607,088         5,110,489       5,550,018
  Trust Shares................       1,331,124        24,396,976      25,360,267
Net Asset Value Per Share
  Investment/Retail Shares....          $10.95            $15.13          $15.13
  Trust Shares................          $10.96            $15.14          $15.14
                                     SHAWMUT           GALAXY       PRO FORMA
                               PRIME MONEY MARKET   MONEY MARKET     COMBINED
                               ------------------- -------------- --------------
Total Net Assets..............    $784,948,492      $851,074,673  $1,636,023,165
  Investment/Retail Shares....    $207,427,726      $528,146,786  $  735,574,512
  Trust Shares................    $577,520,766      $322,927,887  $  900,448,653
Shares Outstanding............     784,948,492       852,074,673   1,637,114,686
  Investment/Retail Shares....     207,427,726       528,783,187     736,210,913
  Trust Shares................     577,520,766       323,383,007     900,903,773
Net Asset Value Per Share
  Investment/Retail Shares....           $1.00             $1.00           $1.00
  Trust Shares................           $1.00             $1.00           $1.00
                                                       GALAXY
                                     SHAWMUT           SHORT-       PRO FORMA
                               LIMITED TERM INCOME   TERM BOND       COMBINED
                               ------------------- -------------- --------------
Total Net Assets..............    $ 47,146,041      $ 62,589,076  $  109,742,477
  Investment/Retail Shares....    $  6,665,876      $ 28,605,640  $   35,272,557
  Trust Shares................    $ 40,480,165      $ 33,983,436  $   74,469,920
Shares Outstanding............       4,936,239         6,370,011      11,166,898
  Investment/Retail Shares....         697,884         2,911,330       3,589,551
  Trust Shares................       4,238,355         3,458,681       7,577,347
Net Asset Value Per Share
  Investment/Retail Shares....           $9.55             $9.83           $9.83
  Trust Shares................           $9.55             $9.83           $9.83
                                     SHAWMUT           GALAXY       PRO FORMA
                                  FIXED INCOME     CORPORATE BOND    COMBINED
                               ------------------- -------------- --------------
Total Net Assets..............    $ 85,598,188      $ 34,792,900    $120,424,604
  Investment/Retail Shares....    $  8,022,153               N/A             N/A
  Trust Shares................    $ 77,576,035      $ 34,792,900    $120,424,604
Shares Outstanding............       8,905,348         3,367,839      11,657,452
  Investment/Retail Shares....         834,440               N/A             N/A
  Trust Shares................       8,070,908         3,367,839      11,657,452
Net Asset Value Per Share
  Investment/Retail Shares....           $9.61               N/A             N/A
  Trust Shares................           $9.61            $10.33          $10.33

                                                       GALAXY
                             SHAWMUT INTERMEDIATE   INTERMEDIATE     PRO FORMA
                              GOVERNMENT INCOME   GOVERNMENT INCOME   COMBINED
                             -------------------- ----------------- ------------
Total Net Assets...........      $55,265,206        $274,465,602    $329,726,405
  Investment/Retail Shares.      $10,122,431        $ 79,435,405    $ 89,557,029
  Trust Shares.............      $45,142,775        $195,030,197    $240,169,376
Shares Outstanding.........        5,794,768          27,696,441      33,272,708
  Investment/Retail Shares.        1,061,329           8,015,844       9,037,199
  Trust Shares.............        4,733,439          19,680,597      24,235,509
Net Asset Value Per Share
  Investment/Retail Shares.            $9.54               $9.91           $9.91
  Trust Shares.............            $9.54               $9.91           $9.91
                                   SHAWMUT
                                 CONNECTICUT           GALAXY
                                 INTERMEDIATE        CONNECTICUT     PRO FORMA
                               MUNICIPAL INCOME    MUNICIPAL BOND     COMBINED
                             -------------------- ----------------- ------------
Total Net Assets...........      $ 8,295,627        $ 20,315,269    $ 28,616,947
  Investment/Retail Shares.      $ 8,295,627        $ 16,484,967    $ 24,786,645
  Trust Shares.............              N/A        $  3,830,302    $  3,830,302
Shares Outstanding.........          855,033           2,099,466       2,957,077
  Investment/Retail Shares.          855,033           1,703,633       2,561,244
  Trust Shares.............              N/A             395,833         395,833
Net Asset Value Per Share
  Investment/Retail Shares.            $9.70               $9.88           $9.68
  Trust Shares.............              N/A               $9.68           $9.68
                                   SHAWMUT
                                MASSACHUSETTS          GALAXY
                                 INTERMEDIATE       MASSACHUSETTS    PRO FORMA
                               MUNICIPAL INCOME    MUNICIPAL BOND     COMBINED
                             -------------------- ----------------- ------------
Total Net Assets...........      $ 8,178,439        $ 20,858,341    $ 29,018,995
  Investment/Retail Shares.      $ 8,178,439        $ 14,398,709    $ 22,559,363
  Trust Shares.............              N/A        $  6,459,632    $  6,459,632
Shares Outstanding.........          840,412           2,182,159       3,035,784
  Investment/Retail Shares.          840,412           1,506,359       2,359,984
  Trust Shares.............              N/A             675,800         675,800
Net Asset Value Per Share
  Investment/Retail Shares.            $9.73               $9.56           $9.56
  Trust Shares.............              N/A               $9.56           $9.56

  FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization is subject to the condition that Shawmut and Galaxy receive an opinion from Drinker Biddle & Reath to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of each of the Reorganizing Funds (except in each case for a cash reserve in an amount necessary for the discharge of all known and reasonably anticipated liabilities of each of the Reorganizing Funds) and each of the Continuing Funds to the corresponding Galaxy Fund in exchange for shares of the corresponding Galaxy Fund and liquidating distributions to shareholders of the Shawmut Funds of the shares of the Galaxy Fund so received, as described in the Reorganization Agreement, will constitute reorganizations within the meaning of Section 368(a)(1)(C),
Section 368(a)(1)(D) or Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, Shawmut and Galaxy will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Shawmut Funds as a result of such transactions; (iii) no gain or loss will be recognized by the Galaxy Funds as a result of such transactions; (iv) no gain or loss will be recognized by the shareholders of any Shawmut Fund on the distribution to them by Shawmut of shares of any series of the corresponding Galaxy Fund in exchange for their shares of any class of the Shawmut Fund; (v) the aggregate basis of the Galaxy Fund shares received by a shareholder of a Shawmut Fund will be the same as the aggregate basis of the shareholder's Shawmut Fund shares immediately prior to the Reorganization; (vi) the basis of each Galaxy Fund in the assets of the corresponding Shawmut Fund received pursuant to the Reorganization will be the same as the basis of the assets in the hands of the Shawmut Fund immediately before the Reorganization; (vii) a shareholder's holding period for Galaxy Fund shares will be determined by including the period for which the shareholder held the Shawmut Fund shares exchanged therefor, provided that the shareholder held such Shawmut Fund shares as a capital asset; and (viii) each Galaxy Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the corresponding Shawmut Fund.

  Galaxy and Shawmut have not sought a tax ruling from the Internal Revenue Service (the "IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

              COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS

  The investment objectives and policies of the Shawmut Reorganizing Funds are, in many respects, similar to those of the corresponding Existing Galaxy Funds. There are, however, certain differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and risk factors of the Shawmut Reorganizing Funds and corresponding Existing Galaxy Funds and is qualified in its entirety by the discussion elsewhere herein, and in the Prospectuses and Statements of Additional Information of the Shawmut Reorganizing Funds and the Existing Galaxy Funds incorporated herein by reference.

SHAWMUT GROWTH EQUITY FUND AND GALAXY EQUITY GROWTH FUND

  The Shawmut Growth Equity Fund may invest up to 20% of its total assets in derivative securities such as stock index futures, swap agreements, indexed securities and other futures and options (except that only 5% of its total assets may be invested in call options), while the Galaxy Equity Growth Fund may not participate in any of these transactions, except for covered call options in an amount of up to 25% the value of its net assets. Options and futures can be volatile investments and involve certain risks. If the investment adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a fund's return. A fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or it could not close its positions because of an illiquid secondary market. By writing a covered call option, a fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised if the fund effects a closing purchase transaction by purchasing an option of the same series.

  With respect to futures contracts, positions in such contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. There is no guarantee that a liquid market will exist for futures contracts at a specified time. Also, because futures contracts look to projected price levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

  Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or to reduce its exposure through offsetting transactions.

  There are several differences between the Shawmut Growth Equity Fund and the Galaxy Equity Growth Fund with respect to the range and quality of investments expressly permitted under their respective investment policies. The Shawmut Growth Equity Fund may also invest in convertible securities, such as convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities that are rated "BB" or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("Standard & Poor's"), or Fitch Investors Service, Inc. ("Fitch") or "Ba" or higher by Moody's Investors Service, Inc. ("Moody's") (i.e., the fifth highest ratings group in each case). The Galaxy Equity Growth Fund may only invest in securities convertible to common stock that are rated in one of the four highest ratings categories of either Standard & Poor's or Moody's. Securities that are rated "BB" by Standard & Poor's or Fitch or "Ba" by Moody's (i.e., the fifth highest ratings group in each case), either have speculative characteristics or are predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lower rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower rated bonds tends to reflect short-term corporate, economic and market developments, as well as investor perception of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds.

SHAWMUT PRIME MONEY MARKET FUND AND GALAXY MONEY MARKET FUND

  The Shawmut Prime Money Market Fund may invest up to 5% (with not more than 1% in one issuer) of its total assets in debt instruments rated in the second highest ratings category by a Rating Organization, whereas the Galaxy Money Market Fund may only invest in debt instruments rated in the highest category for short-term debt securities by at least two Rating Organizations (or one Rating Organization if rated by only one, or, if not rated, of comparable quality to the highest ratings category).

  Unlike the Galaxy Money Market Fund, the Shawmut Prime Money Market Fund may invest in domestic issues of corporate debt obligations and eurodollar commercial paper. The Galaxy Money Market Fund may invest in asset-backed securities, guaranteed investment contracts of U.S. insurance companies, obligations of foreign banks and savings deposits of both foreign and domestic banks and may lend its portfolio securities. The Shawmut Prime Money Market Fund is not explicitly permitted to enter into these transactions. The Fund's investment in interest-bearing savings deposits may not exceed 5% of the value of its total assets at the time of deposit and investments in non-negotiable time deposits are limited to no more than 5% of the Fund's total assets at the time of purchase.

  The Shawmut Prime Money Market Fund, unlike the Galaxy Money Market Fund, may enter into when-issued or delayed delivery transactions. These transactions are arrangements in which a fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Shawmut Prime Money Market Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Shawmut Prime Money Market Fund may pay more or less than the market value of the securities on the settlement date.

SHAWMUT LIMITED TERM INCOME FUND AND GALAXY SHORT-TERM BOND FUND

  The Shawmut Limited Term Income may invest in domestic issues of corporate debt obligations having floating or fixed rates of interest and rated in one of the five highest categories by a Rating Organization. By contrast, bonds and debentures in which the Galaxy Short-Term Bond Fund normally invests must be rated in one of the three highest categories by a Rating Organization (or, if unrated, are of comparable quality in the opinion of the investment adviser). See "Comparison of Investment Policies and Risks--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of the speculative characteristics of securities rated in the fifth highest ratings category.

  The Galaxy Short-Term Bond Fund, unlike the Shawmut Limited Term Income Fund, may invest in debt obligations of foreign corporations and obligations of supranational banks and Canadian Provincial Governments. The Fund may also invest in guaranteed investment contracts issued by Canadian insurance companies. The Fund must limit investments in foreign securities to no more than 35% of its total assets. Direct investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. In addition, although the Galaxy Short-Term Bond Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars and it is not currently invested in securities denominated in a foreign currency. The net asset value of the shares of a fund which invests in securities denominated in foreign currencies may fluctuate with U.S. dollar exchange rates as well as with price changes of the fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Galaxy Short-Term Bond makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

  The Shawmut Limited Term Income Fund may invest up to 10% of its total assets in certain derivative securities, such as options, all types of futures contracts, indexed securities and swap agreements. The Galaxy Short-Term Bond Fund, however, may not invest in these securities, except that it is permitted to invest up to one-third of its assets in interest rate futures contracts. See "Comparison of Investment Policies and Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of the risks involved in investments in derivatives securities and futures contracts.

  The Galaxy Short-Term Bond Fund, unlike the Shawmut Limited Term Income Fund, may purchase "stripped" obligations of both the U.S. Government and private issuers. Stripped securities, particularly stripped mortgage-backed securities ("SMBS"), may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile, and there is a greater risk that the initial investment will not be fully recouped. SMBS that are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid and are subject to the Fund's 15% net asset limit on investments in illiquid securities.

  The Galaxy Short-Term Bond Fund may also invest in municipal securities, which may include variable and floating rate tax-exempt instruments. Generally, the market value of municipal securities can be expected to vary inversely to changes in prevailing interest rates. There may be no active secondary market for variable and floating rate municipal securities. However, the periodic readjustments of their interest rates tend to assure that their value will approximate par value.

SHAWMUT FIXED INCOME FUND AND GALAXY CORPORATE BOND FUND

  With respect to the quality of portfolio investments, there are certain differences between the Funds. The Shawmut Fixed Income Fund may not invest in corporate debt obligations rated lower than the fourth highest category of Standard & Poor's, Moody's or Fitch, except that the Fund may invest up to 10% of the value of its total assets in corporate debt obligations rated in the fifth highest ratings category ("Ba" or "BB") so long as not more than 1% of the Fund's total assets is invested in the Ba-rated or BB-rated obligations of a single issuer. By contrast, the Galaxy Corporate Bond Fund must invest substantially all (95%) of its assets in debt obligations rated at the time of purchase within one of the four highest ratings categories of Standard & Poor's or Moody's. If a security drops below the four highest ratings categories, the Fund will not be obligated to dispose of the obligation and may continue to hold it as long as (i) the value of all of the debt obligations of the Fund which are rated below the four highest rating categories does not exceed 5% of the Fund's net assets, and (ii) the investment adviser considers the investment to be appropriate under the circumstances. See "Comparison of Investment Policies and Risk Factors-- Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of risk factors involved in investment in securities rated "Ba" or "BB."

  One of the principal differences between the Shawmut Fixed Income Fund and the Galaxy Corporate Bond Fund is that the Galaxy Fund may invest in debt obligations of foreign issuers, including foreign corporations and banks, as well as foreign governments and their political subdivisions. The Galaxy Corporate Bond Fund, however, is subject to a 20% net asset limit on foreign investments. See "Comparison of Investment Policies and Risk Factors--Shawmut Limited Term Income Fund and Galaxy Short-Term Bond Fund" for a discussion of the risk factors involved in investments in foreign issuers.

  The Shawmut Fixed Income Fund may invest up to 20% of its total assets in certain derivative securities such as options and all types of futures contracts, indexed securities and swap agreements. The Galaxy Corporate Bond Fund may not invest in these securities, except that it may invest up to one-third of its total assets in interest rate future contracts. See "Comparison of Investment Policies and Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of risk factors involved in derivative securities and futures contracts.

  The Galaxy Corporate Bond Fund may invest in zero coupon bonds and stripped obligations, consisting of U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. Zero coupon bond prices can be very volatile when interest rates change. The market value of zero coupon securities is generally more volatile and likely to react to changes in interest rates then the market value of interest-bearing securities with similar maturities and credit qualities. See "Comparison of Investment Policies and Risk Factors--Shawmut Limited Term Income Fund and Galaxy Short-Term Bond Fund" for a discussion of the risks factors involved in investments in "stripped" securities.

  Unlike the Shawmut Fixed Income Fund, the Galaxy Corporate Bond Fund may also invest in municipal securities. See "Comparison of Investment Policies and Risk Factors--Shawmut Limited Term Income Fund and Galaxy Short-Term Bond Fund" for a discussion of the risks of investments in municipal securities.

SHAWMUT INTERMEDIATE GOVERNMENT INCOME FUND AND GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

  Under normal market and economic conditions, both the Shawmut Intermediate Government Income Fund and the Galaxy Intermediate Government Income Fund must invest at least 65% of the value of their respective total assets in U.S. Government securities.

  The Galaxy Intermediate Government Income Fund may invest in securities of foreign issuers, including supranational banks and Canadian Provincial Governments, and guaranteed investment contracts issued by Canadian insurance companies. The Fund will limit investments in foreign issuers, however, to no more than 35% of its total assets. By contrast, the Shawmut Intermediate Government Income Fund is not expressly permitted to invest in securities of foreign issuers. See "Comparison of Investment Policies and Risk Factors--Shawmut Limited Term Income Fund and Galaxy Short-Term Bond Fund" for a discussion of the risks of investments in foreign securities and guaranteed investment contracts.

  The Shawmut Intermediate Government Income Fund may invest its assets in corporate debt obligations rated in one of the five highest ratings categories of a Rating Organization. In contrast, the Galaxy Intermediate Government Income Fund must invest its assets in such obligations rated in one of the three highest ratings categories. See "Comparison of Investment Policies and Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of the speculative characteristics of investments in securities rated in the fifth highest ratings category.

  The Shawmut Intermediate Government Income Fund may also invest up to 20% of its total assets in certain derivative securities, such as options and futures contracts, indexed securities and swap agreements. By contrast, the Galaxy Intermediate Government Income Fund may not invest in any of these securities, except that one-third of its total assets may be invested in interest rate futures. See "Comparison of Investment Policies and Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of the risks involved in investments in derivative securities and futures contracts.

  The Galaxy Intermediate Government Income Fund may also invest in municipal securities, including variable and floating rate, tax-exempt instruments and stripped obligations of the U.S. Government or private issuers. See "Comparison of Investment Policies and Risk Factors--Shawmut Fixed Income and Galaxy Corporate Bond Fund" for a discussion of the risks of investment in municipal securities and "Comparison of Investment Policies and Risk Factors-- Shawmut Limited Term Income Fund and Galaxy Short-Term Bond Fund" for a discussion of the risks involved in investments in "stripped" obligations.

SHAWMUT CONNECTICUT INTERMEDIATE MUNICIPAL INCOME FUND AND SHAWMUT MASSACHUSETTS INTERMEDIATE MUNICIPAL INCOME FUND (COLLECTIVELY, THE "SHAWMUT MUNI BOND FUNDS") AND GALAXY CONNECTICUT MUNICIPAL BOND FUND AND GALAXY MASSACHUSETTS MUNICIPAL BOND FUND (COLLECTIVELY, THE "GALAXY MUNI BOND FUNDS")

  The Shawmut Muni Bond Funds and the Galaxy Muni Bond Funds have similar but not identical investment policies. Since each of the Funds invest primarily in Connecticut or Massachusetts municipal securities, as applicable, the Funds are subject to the risk that the value of their shares may be especially affected by factors pertaining to the economy of Connecticut or Massachusetts, as the case may be, and the ability of issuers of Connecticut/Massachusetts municipal securities to meet their obligations.

  The Shawmut Muni Bond Funds may invest in debt obligations rated in one of the four highest ratings categories of either Moody's, Standard & Poor's or Fitch, whereas the Galaxy Muni Bond Funds may purchase securities only in one of the three highest categories. Debt rated in the fourth ratings category is regarded as having adequate capacity to pay interest and principal, but adverse economic conditions or changing circumstances may lead to a weakened capacity to pay interest and repay principal. The average portfolio maturity of the Galaxy Muni Bond Funds varies, while the average portfolio maturity of the Shawmut Muni Bond Funds is between three to ten years.

  The Shawmut Muni Bond Funds, unlike the Galaxy Muni Bond Funds, may invest up to 20% of their total assets in swap agreements, indexed securities and options and futures. The Galaxy Muni Bond Funds may not invest in these securities, except that they may invest up to one-third of their total assets in futures contracts. These Funds engage in futures transactions for hedging purposes only and not for speculation. The Shawmut Muni Bond Funds may also invest in synthetic bond derivatives. These securities are formed when an investment banker acquires all or part of a fixed rate municipal bond and divides it into two classes of variable rate securities--one that provides a source of short-term, tax-exempt income and the other which is sold as a residual rate security and has a long duration and also offers a source of tax-exempt income. There is an inverse relationship between the two classes of securities. This means that the holder of the short-term security may receive interest income that is greater than, or less than, the coupon rate of the underlying fixed rate bond, and that the holder of the residual security would, for the same period, receive a rate of return that is less than, or greater than, as the case may be, the bond's coupon rate. See "Comparison of Investment Policies and Risk Factors--Shawmut Growth Equity Fund and Galaxy Equity Growth Fund" for a discussion of the risks of investments in derivative securities and futures.

  Unlike the Galaxy Muni Bond Funds, the Shawmut Muni Bond Funds may also invest in tender option bonds, zero coupon securities and variable rate demand notes. The bankruptcy, receivership, or default of any of the parties to the tender option bond will adversely affect the quality and marketability of the security. See "Comparison of Investment Policies and Risk Factors--Shawmut Fixed Income Fund and Galaxy Corporate Bond Fund" for a description of the risks involved in investments in zero coupon securities. Variable rate demand notes are long-term demand notes that have variable or floating interest rates. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

  The Shawmut Muni Bond Funds, unlike the Galaxy Muni Bond Funds, may also invest in participation interests, which represent undivided proportional interests in municipal lease payments by a governmental or nonprofit entity. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable source of payment.

  The Galaxy Muni Bond Funds, unlike the Shawmut Muni Bond Funds, may invest in municipal securities of the "moral obligation" type, rated and unrated, variable and floating rate municipal securities and private activity bonds. In the case of "moral obligation" municipal securities, if the issuer is unable to meet its debt service from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There may be no active secondary market for variable or floating rate municipal securities. However, the periodic readjustments of their interest rates tend to assure that their value will approximate their par value. Private activity bonds held by the Galaxy Muni Bond Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  The Galaxy Muni Bond Funds are also permitted to invest more than 25% of their assets in municipal securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that a Fund's assets are concentrated in municipal securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

INVESTMENT POLICIES AND RISKS--GENERAL

  The investment objectives of the Shawmut Reorganizing Funds and the Existing Galaxy Funds are fundamental, meaning that they may not be changed without a vote of the holders of a majority of a particular Fund's outstanding shares, as defined by the 1940 Act. This section describes certain policies and risks that are common to a number of Shawmut Reorganizing Funds and Existing Galaxy Funds.

  Each Reorganizing Shawmut Fund and each Existing Galaxy Fund is permitted to
(i) enter into repurchase agreements and reverse repurchase agreements and
(ii) purchase obligations of the U.S. Government, its agencies and instrumentalities. Each Shawmut Reorganizing Fund and each Existing Galaxy Fund (except the Galaxy Money Market Fund) may enter into when-issued and delayed delivery transactions.

  The Galaxy Short-Term Bond, Intermediate Government Income, Corporate Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds are permitted to enter into stand-by commitments with respect to municipal securities. None of the Shawmut Reorganizing Funds is permitted to participate in these transactions, except the Shawmut Prime Money Market Fund, which may invest in stand-by commitments with respect to securities it may purchase pursuant to its investment objective.

  There are similarities between the Funds with respect to the types of money market instruments they are permitted to purchase. Each Shawmut Reorganizing Fund may invest in a broad array of money market instruments, all rated in one of the top two rating categories by a Rating Organization and high quality commercial paper. Each Existing Galaxy Fund may also purchase money market instruments and commercial paper; the Galaxy Money Market Fund may only purchase money market instruments and commercial paper that are rated by a Rating Organization in the highest category for such instruments, and the Galaxy Connecticut Municipal Bond and Galaxy Massachusetts Municipal Bond Funds may purchase money market instruments and commercial paper that are within the two highest ratings assigned by a Rating Organization.

  Each Shawmut Reorganizing Fund and each Existing Galaxy Fund, with the exception of the Galaxy Connecticut Municipal Bond and Galaxy Massachusetts Municipal Bond Funds, may purchase restricted securities. Both the Shawmut Reorganizing Funds and the Existing Galaxy Funds limit their investments in such securities pursuant to their respective illiquid securities limits. Each Shawmut Reorganizing Fund may purchase illiquid securities in an amount not to exceed 15% of the value of its net assets, except for the Shawmut Prime Money Market Fund, which may not invest more than 10% of its net assets in such securities. Each Existing Galaxy Fund may also invest in illiquid securities, but must limit such investments to 10% of the net asset value of each respective Fund, except the Galaxy Corporate Bond Fund, which may invest up to 15% of the value of its net assets in such securities.

  All of the Existing Galaxy Funds may enter into forward commitment transactions, except the Galaxy Money Market and Galaxy Equity Growth Funds, while none of the Shawmut Reorganizing Funds may enter into such transactions. Forward commitment transactions involve a commitment to purchase or sell particular securities with payment and delivery taking place at a future date. These transactions involve the risk that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. To the extent that an Existing Galaxy Fund entered into forward commitment transactions exceeding 25% of the value of its assets, the Fund's liquidity and the ability of the Fund's investment adviser to manage the Fund might be adversely affected.

  Each Existing Galaxy Fund and each Shawmut Reorganizing Fund (except the Shawmut Prime Money Market, Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal Income Funds) may lend its portfolio securities up to one-third the value of its total assets. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation.

  Each Existing Galaxy Fund (except the Galaxy Equity Growth Fund) and each Shawmut Reorganizing Fund (except the Shawmut Prime Money Market, Shawmut Connecticut Intermediate Municipal Income and Shawmut Massachusetts Intermediate Municipal Income Funds) may invest in asset-backed securities. These securities may be backed by either credit card receivables or motor vehicle installment purchase obligations. Asset-backed securities entail certain risks, including the risk that credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor move to another state, such reregistration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

  Each Existing Galaxy Fund (except the Galaxy Equity Growth and Galaxy Money Market Funds) and each Shawmut Reorganizing Fund (except the Shawmut Prime Money Market, Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal Income Funds) may invest in mortgage-backed securities. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid. The yield of a fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments on principal on the underlying loans, which generally increase as interest rates decline. As a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, the value of mortgage-backed securities will fluctuate in response to market interest rates.

  The Galaxy Short-Term Bond, Intermediate Government Income, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds, unlike their corresponding Shawmut Reorganizing Funds, may invest in guaranteed investment contracts ("GICs") issued by Canadian and U.S. insurance companies and bank investment contracts ("BICs"); the Galaxy Money Market Fund may also invest in GICs, and the Galaxy Corporate Bond Fund may invest in BICs, unlike the corresponding Shawmut Reorganizing Funds. GICs and BICs are considered illiquid securities, which means that the Fund may experience delays in disposing of the security because of an absence of a secondary market.

  Each Existing Galaxy Fund, unlike its corresponding Shawmut Reorganizing Fund, is permitted to invest in variable and floating rate commercial paper. In the event that an issuer of variable or floating rate commercial paper defaulted on its payment obligation, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

INVESTMENT LIMITATIONS

  Neither the Shawmut Reorganizing Funds nor the Existing Galaxy Funds may change their fundamental investment limitations without the affirmative vote of the holders of a majority of the outstanding shares (as defined in the 1940
Act) of the particular Shawmut Reorganizing Fund or Existing Galaxy Fund. However, investment limitations that are not fundamental policies may be changed by the Board of Trustees without shareholder approval. The investment limitations of the Shawmut Reorganizing Funds and the corresponding Existing Galaxy Funds are similar, but not identical.

  Each of the Shawmut Reorganizing Funds (except the Shawmut Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal Income Funds) and each of the corresponding Existing Galaxy Funds (except the Galaxy Connecticut Municipal Bond and Massachusetts Municipal Bond Funds) is a "diversified" investment portfolio and, therefore, has a fundamental policy limiting investments in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by such securities, to 5% of the value of a Fund's total assets, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation. In addition, none of the Shawmut Funds (except the Shawmut Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal Income Funds) may acquire more than 10% of the outstanding voting securities of any one issuer, except that the Shawmut Fixed Income, Intermediate Government Income, Limited Term Income and Prime Money Market Funds may invest up to 25% of their respective assets without regard to such limitation. The corresponding Existing Galaxy Funds do not have the same voting securities limitation.

  With respect to at least 50% of the total assets of each of the Shawmut Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal Income Funds, no more than 5% may be invested in securities of a single issuer, and no more than 25% of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of each fiscal year. For purposes of this limitation, governmental subdivisions, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if their assets and revenues are separate from those of the government body creating it and the security is backed only by its own assets and revenues. Industrial revenue bonds backed only by the assets and revenues of a non-governmental issuer are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.

  The Galaxy Connecticut Municipal Bond and Massachusetts Municipal Bond Funds may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of either fund's total assets would be invested in the securities of such issuer, except that up to 50% of the value of either fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of either Fund's total assets are invested in the securities of any one issuer.

  None of the Shawmut Reorganizing Funds may borrow money directly or engage in reverse repurchase agreements, except that they may borrow money directly or through reverse repurchase agreements in amounts up to one-third of their respective total assets, including the amounts borrowed, for temporary purposes. None of the Existing Galaxy Funds (except the Galaxy Equity Growth
Fund) may borrow money, except from domestic banks for temporary purposes, and then in amounts not in excess of 10% of the value of each fund's total assets, provided that each such fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of its total assets. The Galaxy Equity Growth Fund may borrow money or invest in reverse repurchase agreements in amounts not in excess of 33% of the value of its total assets.

  The Shawmut Reorganizing Funds may only mortgage, pledge or hypothecate their assets to secure permitted indebtedness, and then the funds may only pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets. The Existing Galaxy Funds (except the Galaxy Equity Growth Fund) also may not mortgage, pledge or hypothecate their assets except in connection with permitted borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a fund's total assets. The Galaxy Equity Growth Fund may not mortgage, pledge or hypothecate its assets except in connection with permitted borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the fund's total assets.

  Neither the Shawmut Reorganizing Funds nor the Existing Galaxy Funds may purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of each fund's total assets are outstanding. The investment limitations described in the foregoing paragraphs regarding borrowing and pledging of assets are fundamental with respect to the Shawmut Reorganizing Funds and the Existing Galaxy Funds.

  Neither the Shawmut Reorganizing Funds nor the Existing Galaxy Funds may make loans, except that: (i) each Shawmut Reorganizing Fund (except the Shawmut Prime Money Market, Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal Income Funds) may lend portfolio securities up to one-third of the value of the fund's total assets; (ii) the Shawmut Prime Money Market Fund may hold certain money market instruments including repurchase agreements and variable amount demand master notes; (iii) the Shawmut Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal

Income Funds may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements; (iv) the Shawmut Fixed Income, Intermediate Government Income, Limited Term Income and Growth Equity Funds may purchase or hold money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, and certain debt instruments; and (v) each Existing Galaxy Fund may purchase or hold debt instruments and enter into repurchase agreements, and each Fund may lend portfolio securities against collateral consisting of cash or securities that are consistent with such Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned. The foregoing limitations on securities lending are fundamental limitations for both the Shawmut Reorganizing Funds and the Existing Galaxy Funds.

  The Shawmut Reorganizing Funds will not invest 25% or more of the value of their respective total assets in any one industry other than securities issued by the U.S. Government, its agencies or instrumentalities, provided that (i) for purposes of the Shawmut Prime Money Market Fund, investments in domestic bank instruments or repurchase agreements secured by U.S. Government obligations shall not be considered investments in any one industry and (ii) the Shawmut Growth Equity Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

  None of the Existing Galaxy Funds may purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) obligations issued or guaranteed by domestic banks or U.S. branches of foreign banks in the case of the Galaxy Money Market Fund; and (iii) securities issued or guaranteed by any U.S. state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions in the case of the Galaxy Connecticut Municipal Bond and Massachusetts Municipal Bond Funds. The foregoing investment limitations of each of the Shawmut Reorganizing Funds and the Existing Galaxy Funds with respect to industry concentration of investments is a fundamental investment limitation.

  Each of the Shawmut Reorganizing Funds must limit its investments in illiquid securities to 15% of its net assets, except that the Shawmut Prime Money Market is subject to a 10% limitation. By contrast, each of the Existing Galaxy Funds must limit its investments in illiquid securities to 10% of its net assets, except that the Galaxy Corporate Bond Fund is subject to a 15% limitation. For purposes of investments in illiquid securities by the Existing Galaxy Funds (except for the Connecticut Municipal Bond and Massachusetts Municipal Bond Funds), Rule 144A securities will not be considered illiquid if the Funds' investment adviser determines that an adequate trading market exists with respect to such securities. The foregoing limitations on investments in illiquid securities are fundamental as to the Existing Galaxy Funds but are not fundamental as to the Shawmut Reorganizing Funds.

  The Shawmut Reorganizing Funds may not invest more than 10% of their total assets in securities subject to restrictions on resale under the Securities Act of 1933, except that (i) the Shawmut Fixed Income, Intermediate Government Income, Limited Term Income, Growth Equity and Prime Money Market Funds may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities that meet criteria for liquidity as established by the Trustees apart from this restriction and (ii) the Shawmut Growth Equity Fund is subject to a 15% limitation on investment in restricted securities. This limitation is a non-fundamental limitation of all of the Shawmut Reorganizing Funds, except for the Shawmut Connecticut Intermediate Municipal Income and the Massachusetts Intermediate Municipal Income Funds. The Existing Galaxy Funds may not invest more than 10% of their net assets in restricted securities, but this limitation is fundamental as to the Existing Galaxy Funds.

  Another fundamental investment limitation of the Existing Galaxy Funds is that the Galaxy Money Market Fund may not purchase any securities other than "money market" instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits not in excess of 5% of the value of its total assets at the time of deposit and may make time deposits.

  The Shawmut Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal Income Funds will not invest more than 5% of the value of their respective total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor; and the Galaxy Connecticut Municipal Bond and Massachusetts Municipal Bond Funds may not invest any assets in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation. The limitations discussed in this paragraph are fundamental with respect to both the Shawmut Reorganizing Funds and the Existing Galaxy Funds.

  See "Investment Objectives and Policies" in Galaxy's Statement of Additional Information, which is incorporated by reference herein for additional investment limitations of the Existing Galaxy Funds.

PURCHASE AND REDEMPTION INFORMATION, EXCHANGE PRIVILEGES, DISTRIBUTIONS AND PRICING

  Shares of the Shawmut Funds are sold on a continuous basis by their distributor, Federated Securities Corp., and may be purchased at the public offering price through Federated Administrative Services or any securities dealer having a sales agreement with Federated Securities Corp. The public offering price is the net asset value per share next computed after receipt of an order by Federated Administrative Services plus, in the case of Investment Shares, a maximum sales charge of 4.00% with respect to the Shawmut Growth and Income Equity, Growth Equity and Small Capitalization Equity Funds and 2.00% with respect to the Shawmut Limited Term Income, Intermediate Government Income, Fixed Income, Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal Income Funds. Investment Shares of the Shawmut Prime Money Market Fund and the Connecticut Municipal Money Market Fund and shares of the Massachusetts Municipal Money Market Fund and the Massachusetts and Connecticut Intermediate Municipal Income Funds are sold without a sales charge. No sales charge is imposed on the Trust Shares of any of the Shawmut Funds. The amount of the sales charge is reduced incrementally on purchases of $50,000 or more depending upon the amount of the purchase. No sales charge is imposed on purchases by trustees, directors, and employees (and their spouses and children under age 21) of Shawmut, Shawmut Bank, the brokers, or Federated Securities Corp., or their affiliates, or any bank or investment dealer who has a sales agreement with Federated Securities Corp. Any applicable sales charge can be reduced on the purchase of Investment Shares through quantity discounts and accumulated purchases, letters of intent, reinvestment privileges or concurrent purchases.

  The minimum initial investment in Investment Shares of the Shawmut Funds by an investor is $1,000 (except for the Shawmut Prime Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, which require a minimum initial investment in Investment Shares of $2,500), or $500 in the case of retirement plan accounts. Subsequent investments by participants in the Systematic Investment Program, or by retirement plan accounts, must be in amounts of at least $50. Subsequent investments by all other investors must be in amounts of at least $100. The initial minimum investment for employees of Shawmut Bank and its affiliates may be waived from time to time. Purchase orders for shares of the Shawmut Funds are effected on any "business day," that is, a day on which the New York Stock Exchange and Federal Reserve Wire System are open for business.

  The minimum initial investment in Trust Shares of the Shawmut Funds by an investor is $1,000 (except for the Shawmut Prime Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, which require a minimum initial investment in Trust Shares of $2,500). Subsequent investments by all investors must be in an amount of at least $100.

  Investors may purchase Trust Shares of the Shawmut Funds by Federal Reserve wire, mail or transfer. Shawmut Funds Trust Shares are sold by the distributor on days on which the New York Stock Exchange and Federal Reserve Wire System are open for business. Shawmut Fund Trust Shares may also be purchased through Shawmut Bank, Shawmut Bank Connecticut, National Association, Shawmut Bank NH, or their affiliates (collectively, "Shawmut Bank") on days on which both Shawmut Bank and the New York Stock Exchange and

Federal Reserve Wire System are open for business. Texas residents must purchase, exchange and redeem Trust Shares through Federated Securities Corp. Shawmut reserves the right to reject any purchase request.

  Trust Shares of the Shawmut Funds are redeemed either by mail or telephone, and are redeemed at their net asset value next determined after Federated Services Company receives the redemption request. Redemptions will be made on days on which the Funds compute their net asset value. Requests for redemptions can be made by telephone or in writing by contacting a Shawmut Bank trust officer. Redemption requests received prior to 4:00 p.m. (Eastern
Time) will be effected on the same business day.

  Investors may purchase Investment Shares of the Shawmut Funds by Federal Reserve wire, mail or transfer. Shares of the Shawmut Funds are sold by the distributor on days on which the New York Stock Exchange and Federal Reserve Wire System are open for business. Investment Shares of the Shawmut Funds may also be purchased in branches of Shawmut Bank, from certain brokers which have offices located in branches of Shawmut Bank under lease agreements with Shawmut Bank. Offices of the brokers located in branches of Shawmut Bank are open on days on which each of Shawmut Bank and the New York Stock Exchange and Federal Reserve Wire System are open for business. Texas residents must purchase, exchange and redeem Investment Shares through Federated Securities Corp. The Shawmut Funds reserve the right to reject any purchase request.

  Investors may redeem Investment Shares by mail or telephone. The Shawmut Funds redeem Investment Shares at their net asset value next determined after Federated Services Company receives the redemption request. Redemptions will be made on days on which the Investment Shares of the Shawmut Funds compute their net asset value. Requests for redemptions can be made by telephone or in writing by contacting your broker or directly from the Shawmut Funds. Redemption requests received prior to 4:00 p.m. (Eastern time) (except for the Shawmut Prime Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, which must receive redemption requests prior to 2:00 p.m. (Eastern time)) will be effected on the same business day.

  Shares of the Galaxy Funds are sold on a continuous basis by its distributor, 440 Financial Distributors, Inc. Trust Shares are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group., Inc., and (except for The Connecticut Municipal Bond and Massachusetts Municipal Bond Funds) to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund are also offered to Direct Investors and Customers of Institutions (as defined below). The Galaxy Funds also issue Retail Shares, which are offered primarily to individuals or corporations purchasing either for their own accounts or for the accounts of others ("Direct Investors") and to Fleet Brokerage Corporation, Fleet Securities, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loans associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Trust Shares and Retail Shares represent equal pro rata interests in a Galaxy Fund, except they bear different expenses which reflect the difference in the range of services provided to them. Galaxy issues only one series of shares in its Connecticut and Massachusetts Municipal Money Market Funds, which is offered to Direct Investors and Customers of Institutions. The public offering price is the net asset value per share. No sales charge is presently imposed on any of the shares of Galaxy, including those issued in the Reorganization.

  Effective November 1, 1995, Galaxy will impose a front-end sales load on purchases of Retail Shares of certain of the Galaxy Funds. Accordingly, the public offering price of Galaxy Retail Shares as of November 1, 1995, will be the net asset value per Retail Share next computed after receipt of an order by 440 Financial plus a maximum sales charge of 3.75% with respect to the Galaxy Growth and Income, Equity Growth, Small Cap Value, Short-Term Bond, Intermediate Government Income, Corporate Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds. The Galaxy Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds will be sold without a sales charge. The amount of the sales charge will be reduced incrementally on purchases of $50,000 or more depending upon the amount of the purchase. The sales load described above will not be applicable to: (i) reinvestment of dividends and distributions; (ii) IRA, SEP and Keogh Plan accounts; (iii) purchases of up to $1,000 per month through Automatic Investment Program accounts; (iv) any purchase of Retail Shares, provided the investor was the beneficial owner of shares of a Galaxy Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before November 1, 1995; (v) purchases by directors, officers and employees of Galaxy's distributor and of broker-dealers having agreements with Galaxy's distributor pertaining to the sale of Retail Shares to the extent permitted by such organizations; (vi) investors who purchase pursuant to a wrap fee program offered by any broker-dealer or other financial institution or financial planning organization;
(vii) purchases by members of Galaxy's Board of Trustees; (viii) purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates; and (ix) any purchase of Retail Shares pursuant to Galaxy's Reinstatement Privilege. Trust Shares will continue to be sold without a sales charge.

  Any applicable sales charge may be substantially reduced through quantity discounts, such as rights of accumulation, letters of intent or a combination of investments. No sales charge will be imposed, however, on shares of the Galaxy Funds issued in the Reorganization.


  The minimum initial investment for Galaxy's Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of Customers is $2,500. The minimum initial investment for certain retirement plan accounts is $500 ($250 for a separate IRA account). The minimum investment for subsequent purchases is $100. There are no minimum requirements for investors participating in the Automatic Investment Program (described below). Institutions may require customers to maintain certain minimum investments in Retail Shares. Purchase orders for shares of Galaxy are effected on any "Business Day," that is, any day on which the New York Stock Exchange is open for trading. Galaxy does not impose any minimum initial or subsequent investment requirement with respect to Trust Shares.

  Direct Investors in Galaxy may redeem shares by mail, telephone and, subject to certain conditions and minimum amounts, by wire. Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at institutions. Payments for redemption orders received by the distributor on a Business Day will normally be wired on the third business day to the Institutions. Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a fund, and the balance in such account falls below that minimum, the customer may be obliged by the Institution to redeem all of his or her shares. Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by the distributor. Galaxy reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgement, an earlier payment could adversely affect the Fund. A shareholder of record of Galaxy, including former shareholders of Shawmut following the consummation of the Reorganization, may be required to redeem shares if due to investor redemptions the balance in such shareholder's account drops below $250 and a shareholder does not increase the balance to at least $250 upon 60 days' written notice.

  Galaxy has telephone exchange privileges among the Retail Shares of its investment portfolios. There are no exchange privileges for Trust Shares. Shareholders of Galaxy may also request an exchange in writing. Any exchange must satisfy the requirements relating to the minimum initial investment in the particular Galaxy Fund. Shares of Galaxy may be exchanged only if they are not represented by outstanding share certificates.

  Galaxy offers an Automatic Investment Program and Systematic Withdrawal Plan in connection with the purchase and redemption of shares. Galaxy also offers a Direct Deposit Program in connection with the purchase of Retail Shares. Shares of Galaxy are also available for purchase in connection with the following tax-deferred prototype retirement plans: Individual Retirement Accounts (including "roll overs" from existing retirement plans), Simplified Employee Pension Plans, Multi-Employer Pension Plans and Keogh Plans.

  The Shawmut Growth and Income Equity, Growth Equity and Small Capitalization Equity Funds declare dividends of substantially all of their net investment income quarterly to all shareholders invested in each such Equity Fund on the record date. Capital gains realized by each such Equity Fund, if any, will be distributed to such Equity Fund's shareholders at least once every 12 months.

  The Shawmut Limited Term Income, Intermediate Government Income, Fixed Income, Connecticut Intermediate Municipal Income and Massachusetts Intermediate Municipal Income Funds declare dividends of substantially all of their net investment income monthly to all shareholders invested in each such Income Fund on the record date. Capital gains realized by each such Income Fund, if any, will be distributed to such Income Fund's shareholders at least once every 12 months.

  The Shawmut Prime Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds declare dividends of substantially all of their net investment income daily and pay these dividends monthly to all shareholders invested in each such Money Market Fund on the record date. Investment Shares purchased by wire before 11:00 a.m. (Eastern Time) in the case of the Shawmut Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds and before 2:00 p.m. (Eastern Time) in the case of the Shawmut Prime Money Market Fund begin earning dividends that day. Investment Shares purchased by check begin earning dividends on the next business day after the check is converted by a broker into federal funds. Capital gains realized by each such Money Market Fund, if any, will be distributed to such Money Market Fund's shareholders at least once every 12 months.

  Galaxy's Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds declare dividends of substantially all of their respective net investment income daily immediately after the 11:00 a.m. pricing of shares on the day of declaration. The funds do not expect to realize net capital gains. However, if any such gains were realized, they would be paid out to shareholders no less frequently than annually.

  Dividends from net investment income of Galaxy's Short-Term Bond, Corporate Bond, Intermediate Government Income, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds are declared daily and paid monthly. Net realized capital gains are declared at least annually.

  Dividends from net investment income of Galaxy's Equity Growth, Growth and Income and Small Cap Value Funds are declared and paid quarterly. Net realized capital gains are declared at least annually.

  The assets of the Shawmut Prime Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are valued based on amortized cost. Each such fund attempts to stabilize the net asset value of its shares at $1.00. The net asset value per share is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding. The Funds cannot guarantee that the net asset value of their respective shares will always remain at $1.00 per share. The Shawmut Prime Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds determine net asset value for purposes of pricing purchase and redemption orders at 12:00 p.m. and 4:00 p.m. (Eastern Time), Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The assets of Galaxy's Money Market Fund, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, as long as it approximates the market value of the security. Although each fund seeks to maintain the net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary. Each of Galaxy's Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money

Market Funds determines its net asset value for the purpose of pricing purchase and redemption orders as of 11:00 a.m. (Eastern Time) and the close of regular trading hours on the New York Stock Exchange, currently, 4:00 p.m. (Eastern Time), on each day the New York Stock Exchange is open. Net asset value per share of each Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets attributable to a series of shares of a fund, less the liabilities attributable to the shares of that series of the fund, by the number of outstanding shares of the fund.

  The Shawmut Funds (other than the Shawmut Prime Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) determine net asset value for purposes of pricing purchase and redemption orders at the close of the New York Stock Exchange, normally 4:00 p.m. (Eastern Time), Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or
(iii) on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Galaxy (other than the Galaxy Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) determines the net asset value per share of its Funds as of the close of regular trading hours on the New York Stock Exchange, currently 4:00 p.m. (Eastern Time). The asset value per share is determined on each day on which the New York Stock Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of each of the Galaxy Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets attributable to a series of the shares of a fund, less the liabilities attributable to the shares of that series of the fund, by the number of outstanding shares of the fund.

  OTHER INFORMATION. Galaxy and Shawmut are registered as open-end management investment companies under the 1940 Act. Currently, Galaxy offers twenty investment portfolios and Shawmut offers eleven investment portfolios.

  Galaxy and Shawmut are organized as Massachusetts business trusts and are subject to the provisions of their respective Declaration of Trust and Bylaws or Code of Regulations. Shares of both Galaxy and Shawmut: (i) are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held; (ii) will vote in the aggregate and not by class or series except as otherwise expressly required by law or when class voting is permitted by the respective Board of Trustees; and (iii) are entitled to participate equally in the dividends and distributions that are declared with respect to a particular investment portfolio and in the net distributable assets of such portfolio on liquidation. Shares of the Galaxy Funds have a par value of $.001, while the shares of the Shawmut Funds have no par value. In addition, shares of the Galaxy Funds and Shawmut Funds have no preemptive rights and only such conversion and exchange rights as the respective Boards of Trustees may grant in their discretion. When issued for payment as described in their prospectuses, Galaxy Fund shares and Shawmut Fund shares are fully paid and non-assessable by such entities except as required under Massachusetts law. Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. To the extent required by law, Galaxy will assist in shareholder communications in such matters.

  Galaxy has adopted a Shareholder Services Plan (the "Galaxy Shareholder Services Plan") under which Galaxy may enter into servicing agreements with institutions ("Institutions") (including Fleet Bank and its affiliates) pursuant to which Institutions will render certain administrative and support services to their customers who are beneficial owners of Galaxy Shares ("Customers"). Although the Galaxy Shareholder Services Plan has been approved by Galaxy's Board of Trustees with respect to both Trust Shares and Retail Shares, Galaxy currently intends to enter into shareholder servicing agreements only with respect to its Retail Shares.

  Shareholder services under the Galaxy Shareholder Services Plan will be provided to Customers who are beneficial owners of Galaxy Retail Shares and are intended to supplement the services provided by Galaxy's administrator and transfer agent to the shareholders of record of Galaxy Retail Shares. The Galaxy Shareholder Services Plan provides that fees payable by a Galaxy Fund to an Institution may not exceed the annual rate of .50% (on an annualized basis) of the average daily net asset value of the Shares of that Galaxy Fund beneficially owned by Customers. In consideration of up to .15% (on an annualized basis) with respect to a Galaxy Bond Fund and .25% (on an annualized basis) with respect to both a Galaxy Money Market Fund and a Galaxy Equity Fund, of the average daily net asset value of Retail Shares owned beneficially by their Customers, Institutions may provide one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; processing dividend payments from a Fund; providing Customers with information as to their positions in Retail Shares; providing sub-accounting with respect to Retail Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. In consideration for payment of up to a separate fee of .15% (on an annualized basis) with respect to a Galaxy Bond Fund and .25% (on an annualized basis) with respect to a Galaxy Equity Fund, of the average daily net asset value of Retail Shares owned beneficially by their Customers, Institutions may provide one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail Shares. These services are described more fully in Galaxy's Statement of Additional Information, which is incorporated by reference hereto. Galaxy intends to limit payment under these servicing agreements for each Fund to not more than .15% (on an annualized basis) with respect to a Galaxy Bond Fund,
 .10% (on an annualized basis) with respect to a Galaxy Money Market Fund and .30% (on an annualized basis) with respect to a Galaxy Equity Fund, of the average daily net asset value of the Retail Shares of the Fund beneficially owned by Customers of Institutions. Institutions may charge fees to their Customers who are owners of Retail Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts that may be received by an Institution under the Galaxy Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide their Customers with a schedule of any fees that they may charge in connection with Customer investments in Retail Shares.

  Shawmut has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Under the 12b-1 Plan, the class of shares known as the Investment Shares of each of the Prime Money Market, Connecticut Municipal Money Market, Limited Term Income, Fixed Income, Intermediate Government Income, Growth Equity, Growth and Income Equity and Small Capitalization Equity Funds bear the expense of distribution fees payable to FSC at an annual rate of up to .50% of the average daily net asset value of such fund's outstanding Investment Shares to finance activities which are principally intended to result in the sale of Investment Shares. The Shawmut 12b-1 Plan also applies to Investment Shares of the Connecticut Intermediate Municipal Income, Massachusetts Intermediate Municipal Income and the Massachusetts Municipal Money Market Funds except that such Funds do not currently have an Investment Class of Shares. FSC may enter into agreements with financial institutions which provide distribution and/or administrative services as agents for their customers who beneficially own Investment Shares. Administrative services provided by such financial institutions may include, without limitation: providing office space, equipment, telephone facilities and various clerical, supervisory, computer and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; assisting clients in changing dividend options, account designations and addresses; and such other services as may reasonably be requested.

  The 12b-1 Plan is a "compensation" type plan as opposed to a "reimbursement" type plan. Accordingly, payments by the Investment Shares under the 12b-1 Plan are based on the expressed fee rather than on the specific amounts expended by FSC for distribution purposes. FSC may be able to recover such amounts or may earn a profit from payments made by Investment Shares of the Shawmut Funds under the 12b-1 Plan.

  The foregoing is only a summary. Shareholders may obtain copies of the Declaration of Trust and Code of Regulations of Galaxy, the Declaration of Trust and By-Laws of Shawmut, and the Massachusetts General Law from Galaxy upon written request at the address shown on the cover page of this Combined Proxy Statement/Prospectus.

                    INFORMATION RELATING TO VOTING MATTERS

  GENERAL INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by Shawmut's Board of Trustees in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Shawmut may also solicit proxies by telephone, telegraph or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Shawmut a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

  Only shareholders of record at the close of business on August 30, 1995 will be entitled to vote at the Meeting. On that date there were outstanding and entitled to be voted 766,857,839.96 shares of the Shawmut Prime Money Market Fund, 2,096,491.924 shares of the Shawmut Growth Equity Fund, 4,213,848.129 shares of the Shawmut Limited Term Income Fund, 9,021,517.863 shares of the Shawmut Fixed Income Fund, 6,023,203.94 shares of the Shawmut Intermediate Government Income Fund, 877,063.3390 shares of the Shawmut Connecticut Intermediate Municipal Income Fund, 1,120,176.0290 shares of the Shawmut Massachusetts Intermediate Municipal Income Fund, 19,327,425.92 shares of the Shawmut Growth and Income Equity Fund, 108,967,427.92 shares of the Shawmut Connecticut Municipal Money Market Fund, 33,756,923.45 shares of the Shawmut Massachusetts Municipal Money Market Fund and 11,559,934.586 shares of the Shawmut Small Capitalization Equity Fund. Each share or fraction thereof is entitled to one vote or fraction thereof, and all shares will vote separately by Fund.

  Galaxy and Shawmut have been advised by Shawmut Bank that the shares of each Shawmut Fund held by personal trust accounts over which Shawmut Bank has voting power will be voted by Shawmut Bank FOR the proposal presented at the Meeting. Other shares of the Shawmut Funds over which Shawmut Bank has voting power will be voted in accordance with instructions received from the fiduciaries or beneficial owners.

  If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. For information on adjournment of the meeting, see "Quorum" below.

  SHAREHOLDER AND BOARD APPROVALS. The Reorganization Agreement (and the transactions contemplated thereby) are being submitted for approval at the Meeting by the holders of a majority of the outstanding shares of the Shawmut Growth Equity, Prime Money Market, Limited Term Income, Fixed Income, Intermediate Government Income, Connecticut Intermediate Municipal Income, Massachusetts Intermediate Municipal Income, Growth and Equity Income, Small Capitalization Equity, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds in accordance with the provisions of Shawmut's Declaration of Trust and the requirements of the 1940 Act. The term "majority of the outstanding shares" of a Shawmut Fund as used herein means the lesser of (a) 67% of the shares of the particular Shawmut Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Shawmut Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Shawmut Fund.

  In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. On the Reorganization proposal, abstentions and broker non-votes will be considered to be a vote against the Reorganization proposal.

  The vote of the shareholders of the corresponding Galaxy Funds is not being solicited because their approval or consent is not necessary for the Reorganization to be consummated.

  At August 30, 1995, Shawmut Bank, N.A. and its affiliates did not hold of record any shares of the Shawmut Prime Money Market, Growth Equity, Limited Term Income, Fixed Income, Intermediate Government Income, Connecticut Intermediate Municipal Income, Massachusetts Intermediate Municipal Income, Growth and Income

Equity, Massachusetts Municipal Money Market and Small Capitalization Equity Funds but did hold of record 54.74% of the Shawmut Connecticut Municipal Money Market Fund.

  At August 30, 1995, the name, address and share ownership of the persons who beneficially owned 5% or more of the outstanding shares of the Shawmut Funds are as follows: Growth and Income Equity Fund: Shawmut Bank CT, N.A., Trustee for The Shawmut National Corporation Employees Thrift Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (13.14%); Shawmut Bank, N.A. as Trustee for The Balanced Fund Employee Fund c/o Davis Cote, 448 Main Street, Worcester, MA 02803 (7.81%); Growth Equity Fund: Shawmut Bank CT, N.A., Trustee for the Shawmut National Corporation Employees Retirement Plan Misc. Assets Fund, c/o Thomas Botticelli, Vice President, Shawmut Bank CT, N.A., 777 Main Street, Hartford, CT 06116 (14.83%); Shawmut Bank CT, N.A., Trustee for Northeast Savings Thrift and Profit Sharing Plan, c/o Lisa Schlaa-Bauner, Northeast Savings Bank, P.O. Box 6000, Farmington, CT 06032 (5.56%); Small Capitalization Equity Fund: Shawmut Bank CT, N.A., Trustee Shawmut National Corporation Employees Retirement Plan Misc. Assets Fund, c/o Thomas Botticelli, Vice President, Shawmut Bank CT, N.A., 777 Main Street, Hartford, CT 06116 (26.08%); Shawmut Bank CT, N.A., Trustee for the Shawmut National Corporation Employees Thrift Plan Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (12.60%); Limited Term Income Fund: Shawmut Bank, N.A., agent for the Carlson Holdings Corp. Cash Mgmt. Account--East, c/o Robin Boweman, Vice President, One Federal Street, MSN-0414, Boston, MA 02211 (5.89%); Shawmut Bank CT, N.A., Trustee for the Shawmut National Corporation Employees Thrift Plan, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (6.71%); Wornat Leasing, MSN17, Attn: Mark Roberts, One Corporate Center, Hartford, CT 08103-3220 (9.51%); Fixed Income Fund: Shawmut Bank CT, N.A., Trustee for The Shawmut National Corporation Employees Thrift Plan Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (14.02%); Shawmut Bank, N.A., Trustee for The Balanced Fund Employee Benefit, c/o Doris Cote, 448 Main Street, Worcester, MA 01808 (13.55%); Massachusetts Municipal Money Market
Fund: Shawmut Bank CT, N.A. and Ann C. Lucas, Co-Trustees for Donald P. Corbett, F/B/C Francella O. Corbett, c/o Peter Varnie, Vice President, Shawmut Bank CT, 777 Main Street, Hartford, CT 06115 (9.93%); Clement Moever, Jr., c/o Methods Machine Tool, 65 Union Ave., Sudbury, MA 01776-2245 (8.18%); Connecticut Municipal Money Market Fund; Shawmut Bank, Attn: Maureen Sanborn, Deposit Balancing, 150 Windsor Street, MSN-284, Hartford, CT 08120-2902 (54.74%); Prime Money Market Fund: Shawmut Bank CT, N.A., Trustee for the Shawmut National Corporation Employees Thrift Plan Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (6.44%); Connecticut Intermediate Municipal Income Fund: Eleanor D. Deccerelli, 13 Wheeler St., P.O. Box 289, Shelton, CT 08434-0289 (6.26%).

  The name, address and share ownership of the persons who beneficially owned 5% or more of the outstanding shares of the Shawmut Funds at August 30, 1995 and the percentage of Galaxy's shares to be owned by such persons upon consummation of the Reorganization are as follows: Growth and Income Equity
Fund: Shawmut Bank CT, N.A., Trustee for The Shawmut National Corporation Employees Thrift Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (13.14%); Shawmut Bank, N.A. as for The Balanced Fund Employee Fund c/o Davis Cote, 448 Main Street, Worcester, MA 02803 (7.81%); Growth Equity Fund:
Shawmut Bank CT, N.A., Trustee for the Shawmut National Corporation Employees Retirement Plan Misc. Assets Fund, c/o Thomas Botticelli, Vice President, Shawmut Bank CT, N.A., 777 Main Street, Hartford, CT 06116 (0.98%); Shawmut Bank CT, N.A., Trustee for Northeast Savings Thrift and Profit Sharing Plan, c/o Lisa Schlaa-Bauner, Northeast Savings Bank, P.O. Box 6000, Farmington, CT 06032 (0.37%); Small Capitalization Equity Fund: Shawmut Bank CT, N.A., Trustee, Shawmut National Corporation Employees Retirement Plan Misc. Assets Fund, c/o Thomas Botticelli, Vice President, Shawmut Bank, CT, N.A., 777 Main Street, Hartford, CT 06116 (26.08%); Shawmut Bank CT, N.A., Trustee for the Shawmut National Corporation Employees Thrift Plan Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (12.60%); Limited Term Income Fund:
Shawmut Bank, N.A., agent to the Carlson Holdings Corp.

Cash Mgmt. Account--East, c/o Robin Boweman, Vice President, One Federal Street, Boston, MA 02211 MSN-0414 (2.34%); Shawmut Bank CT, N.A., Trustee for the Shawmut National Corporation Employees Thrift Plan, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (2.66%); Wornat Leasing, MSN17, Attn: Mark Roberts, One Corporate Center, Hartford, CT 08103-3220 (3.77%); Fixed Income Fund:
Shawmut Bank CT, N.A., Trustee for The Shawmut National Corporation Employees Thrift Plan Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (10.19%); Shawmut Bank, N.A., Trustee for the Balanced Fund Employee Benefit, c/o Doris Cote, 448 Main Street, Worcester, MA 01808 (9.85%); Massachusetts Municipal Money Market Fund: Shawmut Bank CT, N.A. and Ann C. Lucas, Co-Trustees for Donald P. Corbett, F/B/C Francella O. Corbett, c/o Peter Varnie, Vice President, Shawmut Bank CT, 777 Main Street, Hartford, CT 06115 (9.93%); Clement Moever, Jr., c/o Methods Machine Tool, 65 Union Ave., Sudbury, MA 01776-2245 (8.18%); Connecticut Municipal Money Market Fund: Shawmut Bank,
Attn: Maureen Sanborn, Deposit Balancing, 150 Windsor Street, MSN-284, Hartford, CT 08120-2902 (54.74%); Prime Money Market Fund: Shawmut Bank CT, N.A., Trustee for the Shawmut National Corporation Employees Thrift Plan Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (2.84%); Connecticut Intermediate Municipal Income Fund: Eleanor D. Deccerelli, 13 Wheeler St., P.O. Box 289, Shelton, CT 08434-0289 (1.81%).

  The name, address and share ownership of the entities or persons that would beneficially own of record more than 5% of the outstanding Shares of the pro forma combined Galaxy Funds upon consummation of the Reorganization based upon their holdings and outstanding shares at August 30, 1995 are as follows:
Corporate Bond Fund: Shawmut Bank CT, N.A., Trustee, the Shawmut National Corporation Employees Thrift Plan Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (10.91%); Shawmut Bank, N.A., Trustee, The Balanced Fund Employees Benefit, c/o Doris Cote, 446 Main Street, Worcester, MA 01608 (9.85%); BNE Unified Retirement Trust, David Keiran, Controller, 45 Milk Street, Boston, MA 02109 (64.32%); Cole Hersee Pension, 20 Old Colony Avenue, South Boston, MA 02109 (13.09%); Growth and Income Fund: Shawmut Bank CT, N.A., Trustee for The Shawmut National Corporation Employees Thrift Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (13.14%); Shawmut Bank, N.A. as for The Balanced Fund Employee Fund c/o Davis Cote, 448 Main Street, Worcester, MA 02803 (7.81%); Small Capitalization Equity Fund: Shawmut Bank CT, N.A., Trustee Shawmut National Corporation Employees Retirement Plan Misc. Assets Fund, c/o Thomas Botticelli, Vice President, Shawmut Bank CT, N.A., 777 Main Street, Hartford, CT 06116 (26.08%); Shawmut Bank CT, N.A., Trustee for the Shawmut National Corporation Employees Thrift Plan Daily Fund, c/o Kenneth Weissman, Director of Corporate Benefits, Shawmut National Corporation, 777 Main Street, Hartford, CT 06115-2001 (12.60%); Massachusetts Municipal Money Market Fund: Shawmut Bank CT, N.A. and Ann C. Lucas, Co-Trustees for Donald P. Corbett, F/B/C Francella O. Corbett, c/o Peter Varnie, Vice President, Shawmut Bank CT, 777 Main Street, Hartford, CT 06115 (9.93%); Clement Moever, Jr., c/o Methods Machine Tool, 65 Union Ave., Sudbury, MA 01776-2245 (8.18%); Connecticut Municipal Money Market Fund; Shawmut Bank, Attn: Maureen Sanborn, Deposit Balancing, 150 Windsor Street, MSN-284, Hartford, CT 08120-2902 (54.74%).

  At August 30, 1995, the trustees and officers of Shawmut Funds, as a group, owned less than 1% of the outstanding shares of each of the Shawmut Funds. At August 30, 1995, the trustees and officers of Galaxy owned less than 1% of the outstanding shares of each of the corresponding Galaxy Funds.

  At August 30, 1995, the name, address, and share ownership of the persons who beneficially owned 5% or more of the Galaxy Funds' outstanding shares are as follows: Galaxy Corporate Bond Fund: BNE Unified Retirement Trust, Attn:
David Keiran, Controller, 45 Mile Street, Boston, MA 02109 (64.32%); Cole Hersee Pension, 20 Old Colony Avenue, South Boston, MA 02109 (13.09%).

  APPRAISAL RIGHTS. Shareholders are not entitled to any rights of share appraisal under Shawmut's Declaration of Trust or under the laws of the Commonwealth of Massachusetts in connection with the

Reorganization. Shareholders have, however, the right to redeem from Shawmut their Shawmut Fund shares at net asset value until the Effective Time of the Reorganization, and thereafter shareholders may redeem from Galaxy the Galaxy shares acquired by them in the Reorganization at net asset value.

  QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement and the transactions contemplated thereby are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization Agreement in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. A shareholder vote may be taken with respect to one or more Shawmut Funds prior to any such adjournment if sufficient votes have been received for approval with respect to any such Shawmut Fund. A quorum is constituted with respect to a Shawmut Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Shawmut proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business.

  ANNUAL MEETINGS. Galaxy does not presently intend to hold annual meetings of shareholders for the election of trustees and other business unless and until such time as less than a majority of the trustees holding office have been elected by the shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more trustees or for other matters and such meetings will be called when requested in writing by the holders of record of 10% or more of Galaxy's outstanding shares of common stock. To the extent required by law, Galaxy will assist in shareholder communications on such matters.

                      ADDITIONAL INFORMATION ABOUT GALAXY

  Information about the Existing Galaxy Funds is included in the Prospectuses accompanying this Combined Proxy Statement/Prospectus, which are incorporated by reference herein. Additional information about these Funds is included in their Statement of Additional Information dated March 1, 1995 (as revised June 12, 1995), which has been filed with the SEC. A copy of the Statement of Additional Information may be obtained without charge by writing to Galaxy, c/o The Shareholder Services Group, Inc., d/b/a 440 Financial, 440 Lincoln Street, Worcester, Massachusetts 01653-1959, or by calling Galaxy at 1-800-628-0414. Galaxy is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the offices of The Shareholder Services Group, Inc., d/b/a 440 Financial listed above and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

  The current trustees and officers of Galaxy will continue as trustees and officers following the Reorganization. The name of each such trustee as well as information concerning his principal occupations during the past five years are set forth below.

                          POSITIONS
NAME AND ADDRESS          WITH GALAXY PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
AFFILIATIONS
----------------          ----------- --------------------------------------------------------
-------
Dwight E. Vicks, Jr.      Chairman &  President & Director, Vicks Lithograph & Printing
Vicks Lithograph &        Trustee     Corporation (book manufacturing and commercial
 Printing Corporation                 printing); Director, Utica Fire Insurance Company;
Commercial Drive                      Trustee, Savings Bank of Utica; Director, Monitor
P.O. Box 270                          Life Insurance Company; Director, Commercial
Yorkville, NY 13495                   Travelers Mutual Insurance Company; Trustee, The
                                      Galaxy VIP Fund; Trustee, Galaxy Fund II.

John T. O'Neill/1/        President,  Executive Vice President and CFO, Hasbro, Inc. (toy
Hasbro, Inc.              Treasurer & and game manufacturer), since 1987; Trustee, The
200 Narragansett          Trustee     Galaxy VIP Fund; Trustee, Galaxy Fund II; Managing
 Park Drive                           Partner, KPMG Peat Marwick (accounting firm), 1986.
Pawtucket, RI 02862

Louis DeThomasis          Trustee     President, Saint Mary's College of Minnesota;
Saint Mary's College                  Director, Bright Day Travel, Inc.; Trustee,
 of Minnesota                         Religious Communities Trust; Trustee, The Galaxy
Winona, MN 55987                      VIP Fund; Trustee, Galaxy Fund II.

Donald B. Miller          Trustee     Chairman, Horizon Media, Inc. (broadcast services);
10725 Quail Covey Road                Director/Trustee, Lexington Funds; President and
Boynton Beach, FL 33436               CEO, Media General Broadcast Services, Inc. (1986
                                      to 1989); Chairman, Executive Committee, Compton
                                      International, Inc. (advertising agency); Trustee,
                                      Keuka College; Trustee, The Galaxy VIP Fund;
                                      Trustee, Galaxy Fund II.

James M. Seed             Trustee     Chairman and President, The Astra Projects,
The Astra Ventures, Inc.              Incorporated (land development); President, The
One Citizens Plaza                    Astra Ventures, Incorporated (previously, Buffinton
Providence, RI 02903                  Box Company-- manufacturer of cardboard boxes);
                                      Trustee, The Galaxy VIP Fund; Trustee, Galaxy Fund
                                      II; Commissioner, Rhode Island Investment
                                      Commission.

                          POSITIONS
NAME AND ADDRESS          WITH GALAXY    PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
AFFILIATIONS
----------------          -----------    -----------------------------------------------------
----------
Bradford S. Wellman/1/    Trustee        Private Investor; President, Ames & Wellman, from
2468 Ohio Street                         1978 to 1991; President, Pingree Associates, Inc.,
Bangor, ME 04401                         from 1974 until 1990; Director, Essex County Gas
                                         Company, until January 1994; Director, Maine Mutual
                                         Fire Insurance Co.; Member, Maine Finance
                                         Authority; Trustee, The Galaxy VIP Fund; Trustee,
                                         Galaxy Fund II.

Neil Forrest              Vice President The Shareholder Services Group, Inc. d/b/a 440
The Shareholder           and Assistant  Financial (1992 to present); Vice President,
 Services Group, Inc.,    Treasurer      Investment Marketing and Strategic Planning,
 d/b/a 440 Financial                     Manufacturers and Traders Trust Co. (1990-1992).
440 Lincoln Street
Worcester, MA 01605-1959

W. Bruce McConnel, III    Secretary      Partner of the law firm Drinker Biddle & Reath,
Philadelphia National                    Philadelphia, Pennsylvania.
 Bank Building
Broad and Chestnut Sts.
Philadelphia, PA 19107

Louis Russo               Assistant      Vice President, The Shareholder Services Group,
The Shareholder           Treasurer      Inc., d/b/a 440 Financial since 1990; Director,
 Services Group, Inc.,                   Funds Accounting, Fidelity Investments from 1988 to
 d/b/a 440 Financial                     1990.
440 Lincoln Street
Worcester, MA 01605-1959

--------
/1/ An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

                     ADDITIONAL INFORMATION ABOUT SHAWMUT

  Information about Shawmut is incorporated herein by reference from its Prospectuses and Combined Statements of Additional Information, each dated December 31, 1994, copies of which may be obtained without charge by writing or calling Shawmut at the address and telephone number shown on the cover page of this Combined Proxy Statement/Prospectus. Reports and other information filed by Shawmut can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

  The name and address of each trustee and officer of Shawmut as well as information concerning his or her principal occupations during the past five years are as follows:

                          POSITION WITH
NAME AND ADDRESS          THE SHAWMUT FUNDS PRINCIPAL OCCUPATIONS
----------------          ----------------- ---------------------
John F. Donahue@*         Chairman and      Chairman and Trustee, Federated Investors,
Federated Investors       Trustee           Federated Advisers, Federated Management, and
Tower                                       Federated Research; Chairman and Director,
Pittsburgh, Pennsylvania                    Federated Research Corp.; Chairman, Passport
                                            Research, Ltd.; Director, Aetna Life and Casualty
                                            Company; Chief Executive Officer and Director,
                                            Trustee or Managing General Partner of the Funds.
                                            Mr. Donahue is the father of J. Christopher
                                            Donahue, Vice President of the Trust.
Thomas G. Bigley          Trustee           Director, Oberg Manufacturing Co.; Chairman of
28th Floor                                  the Board, Children's Hospital of Pittsburgh;
One Oxford Centre                           Director, Trustee or Managing General Partner of
Pittsburgh, Pennsylvania                    the Funds; formerly, Senior Partner, Ernst &
                                            Young LLP.
John T. Conroy, Jr.       Trustee           President, Investment Properties Corporation;
Wood/IPC                                    Senior Vice President, John R. Wood and
 Commercial Dept.                           Associates, Inc., Realtors; President, Northgate
John R. Wood and                            Village Development Corporation; Partner or
 Associates, Inc.,                          Trustee in private real estate ventures in
Realtors                                    Southwest Florida; Director, Trustee, or Managing
3255 Tamiami Trail North                    General Partner of the Funds; formerly,
Naples, Florida                             President, Naples Property Management, Inc.
William J. Copeland       Trustee           Director and Member of the Executive Committee,
One PNC Plaza                               Michael Baker, Inc.; Director, Trustee or
 23rd Floor                                 Managing General Partner of the Funds; formerly,
Pittsburgh, Pennsylvania                    Vice Chairman and Director, PNC Bank, N.A., and
                                            PNC Bank Corp. and Director, Ryan Homes, Inc.
James E. Dowd             Trustee           Attorney-at-law; Director, The Emerging Germany
571 Hayward Mill Road                       Fund, Inc.; Director, Trustee, or Managing
Concord, Massachusetts                      General Partner of the Funds; formerly, Director,
                                            Blue Cross of Massachusetts, Inc.
Lawrence D. Ellis, M.D.   Trustee           Hematologist, Oncologist, and Internist,
3471 Fifth Avenue,                          Presbyterian and Montefiore Hospitals; Professor
Suite 1111                                  of Medicine and Trustee, University of
Pittsburgh, Pennsylvania                    Pittsburgh; Director of Corporate Health,
                                            University of Pittsburgh Medical Center;
                                            Director, Trustee, or Managing General Partner of
                                            the Funds.

                          POSITION WITH
NAME AND ADDRESS          THE SHAWMUT FUNDS PRINCIPAL OCCUPATIONS
----------------          ----------------- ---------------------
Edward L. Flaherty, Jr.@  Trustee           Attorney-at-law; Shareholder, Henny, Kochuba,
Two Gateway Center                          Meyer and Flaherty; Director, Eat'N Park
 Suite 674                                  Restaurants, Inc., and Statewide Settlement
Pittsburgh, Pennsylvania                    Agency, Inc.; Director, Trustee, or Managing
                                            General Partner of the Funds; formerly, Counsel,
                                            Horizon Financial, F.A., Western Region.
Edward C. Gonzales*       President,        Vice President, Treasurer and Trustee, Federated
Federated Investors       Treasurer and     Investors; Vice President and Treasurer,
Tower                     Trustee           Federated Advisers, Federated Management,
Pittsburgh, Pennsylvania                    Federated Research, Federated Research Corp., and
                                            Passport Research, Ltd.; Executive Vice
                                            President, Treasurer, and Director, Federated
                                            Securities Corp.; Trustee, Federated Services
                                            Company and Federated Shareholder Services;
                                            Chairman, Treasurer, and Trustee, Federated
                                            Administrative Services; Trustee or Director of
                                            some of the Funds; Vice President and Treasurer
                                            of the Funds.
Peter E. Madden           Trustee           Consultant; State Representative, Commonwealth of
225 Franklin Street                         Massachusetts; Director, Trustee, or Managing
Boston, Massachusetts                       General Partner of the Funds; formerly,
                                            President, State Street Bank and Trust Company
                                            and State Street Boston Corporation and Trustee,
                                            Lahey Clinic Foundation, Inc.
Gregor F. Meyer           Trustee           Attorney-at-law; Shareholder, Henny, Kochuba,
Two Gateway Center                          Meyer and Flaherty; Chairman, Meritcare, Inc.;
 Suite 674                                  Director, Eat'N Park Restaurants, Inc.; Director,
Pittsburgh, Pennsylvania                    Trustee, or Managing General Partner of the
                                            Funds; formerly, Vice Chairman, Horizon
                                            Financial, F.A.
Wesley W. Posvar          Trustee           Professor, Foreign Policy and Management
1202 Cathedral of                           Consultant; Trustee, Carnegie Endowment for
Learning                                    International Peace, RAND Corporation, Online
University of Pittsburgh                    Computer Library Center, Inc., and U.S. Space
Pittsburgh, Pennsylvania                    Foundation; Chairman, Czecho Slovak Management
                                            Center; Director, Trustee, or Managing General
                                            Partner of the Funds; President Emeritus,
                                            University of Pittsburgh; formerly, Chairman,
                                            National Advisory Council for Environmental
                                            Policy and Technology.
Marjorie P. Smuts         Trustee           Public relations/marketing consultant; Director,
4905 Bayard Street                          Trustee, or Managing General Partner of the
Pittsburgh, Pennsylvania                    Funds.
J. Christopher Donahue    Vice President    President and Trustee, Federated Investors,
Federated Investors                         Federated Advisers, Federated Management, and
Tower                                       Federated Research; President and Director,
Pittsburgh, Pennsylvania                    Federated Research Corp.; President, Passport
                                            Research, Ltd.; Trustee, Federated Administrative
                                            Services, Federated Services Company, and
                                            Federated Shareholder Services; President or Vice
                                            President of the Funds; Director, Trustee, or
                                            Managing General Partner of some of the Funds.
                                            Mr. Donahue is the son of John F. Donahue,
                                            Chairman and Trustee of the Trust.

                          POSITION WITH
NAME AND ADDRESS          THE SHAWMUT FUNDS PRINCIPAL OCCUPATIONS
----------------          ----------------- ---------------------
Richard B. Fisher         Vice President    Executive Vice President and Trustee, Federated
Federated Investors                         Investors; Director, Federated Research Corp.;
Tower                                       Chairman and Director, Federated Securities
Pittsburgh, Pennsylvania                    Corp.; President or Vice President of some of the
                                            Funds; Director or Trustee of some of the Funds.
John W. McGonigle         Vice President    Vice President, Secretary, General Counsel, and
Federated Investors       and Secretary     Trustee, Federated Investors; Vice President,
Tower                                       Secretary, and Trustee, Federated Advisers,
Pittsburgh, Pennsylvania                    Federated Management, and Federated Research;
                                            Vice President and Secretary, Federated Research
                                            Corp. and Passport Research, Ltd.; Trustee,
                                            Federated Services Company; Executive Vice
                                            President, Secretary, and Trustee, Federated
                                            Administrative Services; Secretary and Trustee,
                                            Federated Shareholder Services; Executive Vice
                                            President and Director, Federated Securities
                                            Corp.; Vice President and Secretary of the Funds.
Jeffrey W. Sterling       Vice President    Vice President, Federated Administrative
Federated Investors       and Assistant     Services; Vice President and Assistant Treasurer
Tower                     Treasurer         of some of the Funds.
Pittsburgh, Pennsylvania

--------
* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.


                                  LITIGATION

  Neither Shawmut nor Galaxy is involved in any litigation that would have any material adverse financial effect upon either the Shawmut Funds or the Galaxy Funds.

                             FINANCIAL HIGHLIGHTS

  Shawmut Financial Highlights. The tables set forth below present financial information for the Investment Shares and Trust Shares of the Shawmut Growth Equity, Prime Money Market, Limited Term Income, Fixed Income, Intermediate Government Income, Connecticut Intermediate Municipal Income, Massachusetts Intermediate Municipal Income, Growth and Income Equity, Massachusetts Municipal Money Market, Connecticut Municipal Money Market and Small Capitalization Equity Funds. This information is derived from the Shawmut Funds' unaudited financial statements for the six-month period ended April 30, 1995. The data should be read in conjunction with the unaudited financial statements and related notes, which are included in the Statement of Additional Information related to this Combined Proxy Statement/Prospectus. The financial highlights for the Shawmut Funds for prior periods are contained in Shawmut's Prospectuses dated December 31, 1994 and the financial statements for the Shawmut Funds for prior periods are contained in Shawmut's Annual Report to Shareholders and are incorporated by reference into Shawmut's Combined Statements of Additional Information dated December 31, 1994, which Prospectuses and Combined Statements of Additional Information are incorporated herein by reference.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED:

                              GROWTH EQUITY FUND

                                                            PERIOD ENDED
                                                           APRIL 30, 1995
                                                             (UNAUDITED)
                                                         --------------------
                                                         INVESTMENT    TRUST
                                                           SHARES      SHARES
                                                         ----------   -------
Net Asset Value, beginning of period...................    $10.69     $10.69
Net Investment Income..................................      0.06       0.08
Net Realized and Unrealized Gain/(Loss) on Investments.      0.45       0.46
Total From Investment Operations.......................      0.51       0.54
Dividends to Shareholders from Net Investment Income...     (0.05)     (0.07)
Distributions to Shareholders from Net Realized Gain on
Investment
 Transactions..........................................     (0.20)     (0.20)
Total Distributions....................................     (0.25)     (0.27)
Net Asset Value, end of period.........................     10.95      10.96
Total Return+..........................................      5.00%      5.24%
Expenses...............................................      1.46%(b)   1.21%(b)
Net Investment Income..................................      1.14%(b)   1.39%(b)
Expense Waiver/Reimbursement (a).......................      1.32%(b)   1.07%(b)
Net Assets, end of period (000 omitted)................     6,650     14,584
Portfolio turnover rate................................       130%       130%

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED

                            PRIME MONEY MARKET FUND

                                                          PERIOD ENDED
                                                         APRIL 30, 1995
                                                           (UNAUDITED)
                                                       ---------------------
                                                       INVESTMENT     TRUST
                                                         SHARES      SHARES
                                                       ----------    -------
Net Asset Value, beginning of period..................  $  1.00      $  1.00
Net Investment Income.................................     0.03         0.03
Net Realized and Unrealized Gain/(Loss) on
Investments...........................................       --           --
Total From Investment Operations......................     0.03         0.03
Dividends to Shareholders from Net Investment Income..    (0.03)       (0.03)
Distributions to Shareholders from Net Realized Gain
 on Investment Transactions...........................       --           --
Total Distributions...................................    (0.03)       (0.03)
Net Asset Value, end of period........................     1.00         1.00
Total Return+.........................................     2.58%        2.70%
Expenses..............................................     0.70%(b)     0.45%(b)
Net Investment Income.................................     5.18%(b)     5.41%(b)
Expense Waiver/Reimbursement (a)......................     0.47%(b)     0.22%(b)
Net Assets, end of period (000 omitted)...............  207,428      577,521
Portfolio turnover rate...............................       --           --

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED

                           LIMITED TERM INCOME FUND

                                                            PERIOD ENDED
                                                           APRIL 30, 1995
                                                             (UNAUDITED)
                                                         --------------------
                                                         INVESTMENT    TRUST
                                                           SHARES      SHARES
                                                         ----------   -------
Net Asset Value, beginning of period....................   $9.45      $ 9.45
Net Investment Income...................................    0.26        0.28
Net Realized and Unrealized Gain/(Loss) on Investments..    0.10        0.09
Total From Investment Operations........................    0.36        0.37
Dividends to Shareholders from Net Investment Income....   (0.26)      (0.27)
Distributions to Shareholders from Net Realized Gain on
Investment
 Transactions...........................................      --          --
Total Distributions.....................................   (0.26)      (0.27)
Net Asset Value, end of period..........................    9.55        9.55
Total Return+...........................................    3.88%       4.01%
Expenses................................................    1.38%(b)    1.13%(b)
Net Investment Income...................................    5.56%(b)    5.79%(b)
Expense Waiver/Reimbursement (a)........................    0.46%(b)    0.21%(b)
Net Assets, end of period (000 omitted).................   6,666      40,480
Portfolio turnover rate.................................      81%         81%

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED:

                               FIXED INCOME FUND

                                                             PERIOD ENDED
                                                            APRIL 30, 1995
                                                              (UNAUDITED)
                                                         --------------------
                                                         INVESTMENT    TRUST
                                                           SHARES      SHARES
                                                         ----------   -------
Net Asset Value, beginning of period....................   $9.32      $ 9.32
Net Investment Income...................................    0.30        0.32
Net Realized and Unrealized Gain/(Loss) on Investments..    0.28        0.27
Total From Investment Operations........................    0.58        0.59
Dividends to Shareholders from Net Investment Income....   (0.29)      (0.30)
Distributions to Shareholders from Net Realized Gain on
Investment
 Transactions...........................................      --          --
Total Distributions.....................................   (0.29)      (0.30)
Net Asset Value, end of period..........................    9.61        9.61
Total Return+...........................................    6.29%       6.43%
Expenses................................................    1.25%(b)    1.00%(b)
Net Investment Income...................................    6.23%(b)    6.48%(b)
Expense Waiver/Reimbursement (a)........................    0.46%(b)    0.21%(b)
Net Assets, end of period (000 omitted).................   8,022      77,576
Portfolio turnover rate.................................      56%         56%

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED:

                      INTERMEDIATE GOVERNMENT INCOME FUND

                                                            PERIOD ENDED
                                                           APRIL 30, 1995
                                                             (UNAUDITED)
                                                         -------------------
                                                         INVESTMENT   TRUST
                                                           SHARES     SHARES
                                                         ----------   ------
Net Asset Value, beginning of period...................    $ 9.37     $ 9.37
Net Investment Income..................................      0.27       0.28
Net Realized and Unrealized Gain/(Loss) on Investments.      0.17       0.17
Total From Investment Operations.......................      0.44       0.45
Dividends to Shareholders from Net Investment Income...     (0.27)     (9.28)
Distributions to Shareholders from Net Realized Gain on
Investment
 Transactions..........................................        --         --
Total Distributions....................................     (0.27)     (0.28)
Net Asset Value, end of period.........................      9.54       9.54
Total Return+..........................................      4.79%      4.92%
Expenses...............................................      1.36%(b)   1.11%(b)
Net Investment Income..................................      5.73%(b)   5.98%(b)
Expense Waiver/Reimbursement (a).......................      0.43%(b)   0.18%(b)
Net Assets, end of period (000 omitted)................    10,122     45,143
Portfolio turnover rate................................        64%        64%

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED:

               CONNECTICUT INTERMEDIATE MUNICIPAL INCOME FUND++

                                                                  PERIOD ENDED
                                                                 APRIL 30, 1995
                                                                   (UNAUDITED)
                                                                 --------------
                                                                      ALL
                                                                    SHARES++
                                                                 --------------
Net Asset Value, beginning of period............................     $9.32
Net Investment Income...........................................      0.22
Net Realized and Unrealized Gain/(Loss) on Investments..........      0.38
Total From Investment Operations................................      0.60
Dividends to Shareholders from Net Investment Income............     (0.22)
Distributions to Shareholders from Net Realized Gain on
Investment Transactions.........................................        --
Total Distributions.............................................     (0.22)
Net Asset Value, end of period..................................      9.70
Total Return+...................................................      6.47%
Expenses........................................................      0.50%(b)
Net Investment Income...........................................      4.57%(b)
Expense Waiver/Reimbursement (a)................................      2.40%(b)
Net Assets, end of period (000 omitted).........................     8,296
Portfolio turnover rate.........................................         3%

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

++ Connecticut Intermediate Municipal Income Fund sells its shares without class designation.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED:

              MASSACHUSETTS INTERMEDIATE MUNICIPAL INCOME FUND++

                                                                  PERIOD ENDED
                                                                 APRIL 30, 1995
                                                                  (UNAUDITED)
                                                                 --------------
                                                                      ALL
                                                                    SHARES++
                                                                 --------------
Net Asset Value, beginning of period............................     $9.31
Net Investment Income...........................................      0.22
Net Realized and Unrealized Gain/(Loss) on Investments..........      0.42
Total From Investment Operations................................      0.64
Dividends to Shareholders from Net Investment Income............     (0.22)
Distributions to Shareholders from Net Realized Gain on
Investment Transactions.........................................        --
Total Distributions.............................................     (0.22)
Net Asset Value, end of period..................................      9.73
Total Return+...................................................      6.99%
Expenses........................................................      0.50%(b)
Net Investment Income...........................................      4.69%(b)
Expense Waiver/Reimbursement (a)................................      2.14%(b)
Net Assets, end of period (000 omitted).........................     8,178
Portfolio turnover rate.........................................         7%

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

++ Massachusetts Intermediate Municipal Income Fund sells its shares without class designation.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED:

                      GROWTH AND INCOME EQUITY FUND

                                                          PERIOD ENDED
                                                         APRIL 30, 1995
                                                           (UNAUDITED)
                                                       --------------------
                                                       INVESTMENT    TRUST
                                                        SHARES      SHARES
                                                       ----------   -------
Net Asset Value, beginning of period..................   $11.15     $ 11.15
Net Investment Income.................................     0.12        0.13
Net Realized and Unrealized Gain/(Loss) on
Investments...........................................     0.71        0.71
Total From Investment Operations......................     0.83        0.84
Dividends to Shareholders from Net Investment Income..    (0.13)      (0.14)
Distributions to Shareholders from Net Realized Gain
on Investment
 Transactions.........................................    (0.49)      (0.49)
Total Distributions...................................    (0.62)      (0.63)
Net Asset Value, end of period........................    11.36       11.36
Total Return+.........................................     7.94%       8.09%
Expenses..............................................     1.31%(b)    1.06%(b)
Net Investment Income.................................     2.18%(b)    2.43%(b)
Expense Waiver/Reimbursement (a)......................     0.47%(b)    0.22%(b)
Net Assets, end of period (000 omitted)...............   31,811     171,927
Portfolio turnover rate...............................       20%         20%

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED:

                    CONNECTICUT MUNICIPAL MONEY MARKET FUND

                                                            PERIOD ENDED
                                                           APRIL 30, 1995
                                                             (UNAUDITED)
                                                         -------------------
                                                         INVESTMENT   TRUST
                                                           SHARES     SHARES
                                                         ----------   ------
Net Asset Value, beginning of period...................    $ 1.00     $ 1.00
Net Investment Income..................................      0.01       0.02
Net Realized and Unrealized Gain/(Loss) on Investments.        --         --
Total From Investment Operations.......................      0.01       0.02
Dividends to Shareholders from Net Investment Income...     (0.01)     (0.02)
Distributions to Shareholders from Net Realized Gain on
Investment
 Transactions..........................................        --         --
Total Distributions....................................     (0.01)     (0.02)
Net Asset Value, end of period.........................      1.00       1.00
Total Return+..........................................      1.43%      1.55%
Expenses...............................................      0.81%(a)   0.56%(a)
Net Investment Income..................................      2.83%(a)   3.08%(a)
Expense Waiver/Reimbursement (b).......................      0.50%(a)   0.25%(a)
Net Assets, end of period (000 omitted)................    70,018     32,060
Portfolio turnover rate................................        --         --

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

(a) Computed on an annualized basis.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED:

                  MASSACHUSETTS MUNICIPAL MONEY MARKET FUND++

                                                                  PERIOD ENDED
                                                                 APRIL 30, 1995
                                                                  (UNAUDITED)
                                                                 --------------
                                                                      ALL
                                                                    SHARES++
                                                                 --------------
Net Asset Value, beginning of period............................     $ 1.00
Net Investment Income...........................................       0.02
Net Realized and Unrealized Gain/(Loss) on Investments..........         --
Total From Investment Operations................................       0.02
Dividends to Shareholders from Net Investment Income............      (0.02)
Distributions to Shareholders from Net Realized Gain on
Investment
 Transactions...................................................         --
Total Distributions.............................................      (0.02)
Net Asset Value, end of period..................................       1.00
Total Return+...................................................       1.58%
Expenses........................................................       0.56%(b)
Net Investment Income...........................................       3.17%(b)
Expense Waiver/Reimbursement (a)................................       0.58%(b)
Net Assets, end of period (000 omitted).........................     34,248
Portfolio turnover rate.........................................         --

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

++ Massachusetts Municipal Money Market Fund sells its shares without class designation.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

     SELECTED DATA FOR A SHAWMUT SHARE OF BENEFICIAL INTEREST OUTSTANDING
                     THROUGHOUT THE PERIOD INDICATED:

                       SMALL CAPITALIZATION EQUITY FUND

                                                            PERIOD ENDED
                                                           APRIL 30, 1995
                                                             (UNAUDITED)
                                                         --------------------
                                                         INVESTMENT    TRUST
                                                           SHARES      SHARES
                                                         ----------   -------
Net Asset Value, beginning of period...................    $10.06     $10.06
Net Investment Income..................................      0.08       0.09
Net Realized and Unrealized Gain/(Loss) on Investments.      0.49       0.50
  Total From Investment Operations.....................      0.57       0.59
Dividends to Shareholders from Net Investment Income...     (0.09)     (0.10)
Distributions to Shareholders from Net Realized Gain on
Investment
 Transactions..........................................        --         --
  Total Distributions..................................     (0.09)     (0.10)
Net Asset Value, end of period.........................     10.54      10.55
Total Return+..........................................      5.71%      5.96%
Expenses...............................................      1.75%(b)   1.50%(b)
Net Investment Income..................................      1.69%(b)   1.94%(b)
Expense Waiver/Reimbursement (a).......................      3.46%(b)   3.21%(b)
Net Assets, end of period (000 omitted)................       875      3,345
Portfolio turnover rate................................         8%         8%

--------
+ Based on net asset value which does not reflect the sales load or contingent deferred sales charge, if applicable.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Computed on an annualized basis.

  Galaxy Financial Highlights. The tables set forth below present financial information for the Retail Shares and Trust Shares of the Galaxy Equity Growth, Money Market, Short-Term Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Intermediate Government Income Funds and the Trust Shares of the Corporate Bond Fund. This information is derived from the Galaxy Funds' unaudited financial statements for the period ended April 30, 1995. The data should be read in conjunction with the unaudited financial statements and related notes which are included in the Statement of Additional Information related to this Combined Proxy Statement/Prospectus. Financial information for the Galaxy Funds for prior periods (i) is contained in Galaxy's Prospectuses dated March 1, 1995 as supplemented March 31, 1995 and, with respect to the Corporate Bond Fund and Intermediate Government Income Fund, June 12, 1995 and September 9, 1995, respectively, which accompany this Combined Proxy Statement/Prospectus and are incorporated herein by reference, and (ii) is incorporated by reference from Galaxy's Annual Reports to Shareholders into the Statement of Additional Information dated March 1, 1995 (as revised June 12, 1995), which is incorporated herein by reference.

         SELECTED DATA FOR A GALAXY SHARE OF BENEFICIAL INTEREST
                 OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                              EQUITY GROWTH FUND

                                                                PERIOD ENDED
                                                               APRIL 30, 1995
                                                                 (UNAUDITED)
                                                              -----------------
                                                              RETAIL    TRUST
                                                              SHARES    SHARES
                                                              -------  --------
Net Asset Value, beginning of period.........................  $14.18    $14.19
Income from Investment Operations:
  Net Investment Income (A)..................................    0.07      0.10
  Net realized and unrealized gain/(loss) on investments.....    1.13      1.13
    Total From Investment Operations:........................    1.20      1.23
Less Distributions:
  Dividends from net investment income.......................   (0.08)    (0.11)
  Distributions from net realized capital gains..............   (0.17)    (0.17)
    Total Distributions:.....................................   (0.25)    (0.28)
Net increase (decrease) in net asset value...................    0.95      0.95
Net Asset Value, End of Period...............................  $15.13    $15.14
Total Return.................................................    8.59%     8.82%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).......................... $77,333  $369,393
Ratios to average net assets:*
  Net Investment Income......................................    0.92%     1.37%
  Operating expenses (A).....................................    1.42%     0.98%
Portfolio turnover rate......................................      14%       14%

--------
*  Annualized.

(A) Net investment income per share and the annualized operating expense ratio for Retail Shares and Trust Shares before reimbursement of fees by the Investment Adviser for the six months ended April 30, 1995 were $0.07 and 1.48% and $0.10 and 1.02%, respectively.

         SELECTED DATA FOR A GALAXY SHARE OF BENEFICIAL INTEREST
                 OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                               MONEY MARKET FUND

                                                                  PERIOD ENDED
                                                                 APRIL 30, 1995
                                                                   (UNAUDITED)
                                                                ------------------
                                                                 RETAIL    TRUST
                                                                 SHARES    SHARES
                                                                --------  --------
Net Asset Value, beginning of period...........................   $1.00     $1.00
Income from Investment Operations:
  Net Investment Income (A)....................................    0.03      0.03
  Net Realized and Unrealized Gain/(Loss) on Investments.......       --        --
    Total From Investment Operations...........................     0.03      0.03
Less Distributions:
  Dividends from net investment income.........................    (0.03)    (0.03)
  Distributions to Capital from Net Realized Capital Gains.....       --        --
    Total Distributions........................................    (0.03)    (0.03)
Net increase (decrease) in net asset value.....................       --        --
Net Asset Value, end of period.................................    $1.00     $1.00
Total Return...................................................     2.55%     2.64%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)............................ $528,147  $322,928
Ratios to average net assets:*
  Net Investment Income........................................     5.12%     5.24%
  Operating Expenses...........................................     0.73%     0.56%

--------
*  Annualized.

(A) Net investment income per share and the annualized operating expense ratio for the six months ended April 30, 1995 were $0.03 and 0.77% for the Retail Shares and $0.03 and 0.56% for the Trust Shares.

          SELECTED DATA FOR A GALAXY SHARE OF BENEFICIAL INTEREST
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                              SHORT-TERM BOND FUND

                                                                PERIOD ENDED
                                                               APRIL 30, 1995
                                                                 (UNAUDITED)
                                                               ----------------
                                                               RETAIL    TRUST
                                                               SHARES   SHARES
                                                               -------  -------
Net Asset Value, Beginning of period..........................   $9.73    $9.73
Income from Investment Operations:
  Net Investment Income (A)...................................    0.27     0.28
  Net realized and unrealized gain/(loss) on investments......    0.10     0.10
    Total From Investment Operations:.........................    0.37     0.38
Less Distributions:
  Distributions from net investment income....................   (0.27)   (0.28)
  Distributions from net realized capital gains...............      --       --
  Distributions in excess of net realized capital gains.......      --       --
    Total Distributions:......................................   (0.27)   (0.28)
Net increase (decrease) in net asset value....................    0.10     0.10
Net Asset Value, End of Period (000's)........................   $9.83    $9.83
Total Return..................................................    3.83%    3.93%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)........................... $28,606  $33,983
Ratios to average net assets:*
  Net investment income.......................................    5.51%    5.70%
  Operating Expenses (A)......................................    0.93%    0.75%
Portfolio turnover rate.......................................     144%     144%

--------
*  Annualized.

(A) Net investment income per share and the annualized operating expense ratios for Retail Shares and Trust Shares before waiver and/or reimbursement of fees by the Investment Adviser for the six months ended April 30, 1995 were $0.26 and 1.30% and $0.27 and 1.07%, respectively.

         SELECTED DATA FOR A GALAXY SHARE OF BENEFICIAL INTEREST
                 OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                            CORPORATE BOND FUND(1)

                                                                   PERIOD ENDED
                                                                  APRIL 30, 1995
                                                                   (UNAUDITED)
                                                                  --------------
                                                                   TRUST SHARES
                                                                  --------------
Net Asset Value, beginning of period.............................     $10.00
Income from Investment Operations:
  Net Investment Income (A)......................................       0.27
  Net Realized and Unrealized Gain (Loss) on Investments.........       0.33
    Total From Investment Operations.............................       0.60
Less Distributions:
  Distributions from Net Investment Income.......................      (0.27)
  Distributions from net realized capital gains..................         --
    Total Distributions..........................................      (0.27)
Net increase (decrease) in net asset value.......................       0.33
Net Asset Value, end of period...................................     $10.33
Total Return.....................................................       6.07%
Ratios/Supplemental Data:
  Net Assets, End of period (000's)..............................    $34,793
Ratios to average net assets:*
  Net investment income..........................................       6.97%
  Operating expenses (A).........................................       1.02%
Portfolio Turnover Rate..........................................         14%

--------
(1) The Fund commenced operations on December 12, 1994.

*  Annualized.

(A) Net investment income per share and the annualized operating expense ratio before waiver and/or reimbursement of fees by the Investment Adviser and/or Administration for the period ended April 30, 1995 were $0.24 and 1.81%, respectively.

          SELECTED DATA FOR A GALAXY SHARE OF BENEFICIAL INTEREST
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                     INTERMEDIATE GOVERNMENT INCOME FUND(1)

                                                                PERIOD ENDED
                                                               APRIL 30, 1995
                                                                (UNAUDITED)
                                                              -----------------
                                                              RETAIL    TRUST
                                                              SHARES    SHARES
                                                              -------  --------
Net Asset Value, Beginning of period.........................   $9.68     $9.68
Income from Investment Operations:
  Net investment income (A)..................................    0.30      0.31
  Net realized and unrealized gain/(loss) on investments.....    0.23      0.23
    Total From Investment Operations:........................    0.53      0.54
Less Distributions:
  Distributions from net investment income...................   (0.30)    (0.31)
  Distributions in excess of net investment income...........      --        --
  Distributions from net realized capital gains..............      --        --
  Distributions in excess of net realized capital gains......      --        --
    Total Distributions:.....................................   (0.30)    (0.31)
Net increase (decrease) in net asset value...................    0.23      0.23
Net Asset Value, End of Period...............................   $9.91     $9.91
Total Return.................................................    5.53%     5.68%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).......................... $79,435  $195,030
Ratios to average net assets:*
  Net investment income......................................    6.14%     6.42%
  Operating expense (A)......................................    1.01%     0.73%
Portfolio turnover rate......................................      56%       56%

--------
(1) The Fund was formerly known as the Intermediate Bond Fund.

*  Annualized.

(A) Net investment income per share and the annualized operating expense ratios for Retail Shares and Trust Shares before waiver and/or reimbursement of fees by the Investment Adviser for the six months ended April 30, 1995 were $0.29 and 1.29% and $0.33 and 0.96%, respectively.

          SELECTED DATA FOR A GALAXY SHARE OF BENEFICIAL INTEREST
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                             CONNECTICUT MUNICIPAL
                                   BOND FUND

                                                                 PERIOD ENDED
                                                                APRIL 30, 1995
                                                                 (UNAUDITED)
                                                                ---------------
                                                                RETAIL   TRUST
                                                                SHARES   SHARES
                                                                -------  ------
Net Asset Value, Beginning of period...........................   $9.22   $9.22
Income from Investment Operations:
  Net Investment Income (A)....................................    0.22    0.23
  Net realized and unrealized gain (loss) on investments.......    0.46    0.46
    Total From Investment Operations:..........................    0.68    0.69
Less Distributions:
  Distributions from net investment income.....................   (0.22)  (0.23)
  Distributions from net realized capital gains................      --      --
    Total Distributions:.......................................   (0.22)  (0.23)
Net increase (decrease) in net asset value.....................    0.46    0.46
Net Asset Value, End of period.................................   $9.68   $9.68
Total Return...................................................    7.47%   7.60%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)............................ $16,485  $3,830
Ratios to average net assets:*
  Net investment income........................................    4.74%   4.97%
  Operating expenses (A).......................................    0.67%   0.44%
Portfolio Turnover Rate........................................       0%      0%

--------
*  Annualized.

(A) Net investment income per share and the annualized operating expense ratios for Retail Shares and Trust Shares before reimbursement and waiver of fees by the Investment Adviser and/or Administrator for the six months ended April 30, 1995 were $0.18 and 1.46% and $0.19 and 1.21%, respectively.

          SELECTED DATA FOR A GALAXY SHARE OF BENEFICIAL INTEREST
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                            MASSACHUSETTS MUNICIPAL
                                   BOND FUND

                                                                 PERIOD ENDED
                                                                APRIL 30, 1995
                                                                 (UNAUDITED)
                                                                ---------------
                                                                RETAIL   TRUST
                                                                SHARES   SHARES
                                                                -------  ------
Net Asset Value, Beginning of period...........................   $9.12   $9.12
Income from Investment Operations:
  Net Investment Income (A)....................................    0.22    0.22
  Net Realized and Unrealized gain (loss) on investments.......    0.44    0.44
    Total From Investment Operations:..........................    0.66    0.66
Less Distributions:
  Dividends from net investment income.........................   (0.22)  (0.22)
  Distributions from net realized capital gains................      --      --
    Total Distributions:.......................................   (0.22)  (0.22)
Net increase (decrease) in net asset value.....................    0.44    0.44
Net Asset Value, End of Period.................................   $9.56   $9.56
Total Return...................................................    7.33%   7.38%
Ratios/Supplemental Data:
  Net Assets, End of period (000's)............................ $14,399  $6,459
Ratios to average net assets:*
  Net investment income........................................    4.77%   4.89%
  Operating expenses (A).......................................    0.68%   0.56%
Portfolio Turnover Rate........................................       7%      7%

--------
*  Annualized.

(A) Net investment income per share and the annualized operating expense ratios for Retail Shares and Trust Shares before reimbursement and waiver of fees by the Investment Adviser and/or Administrator for the six months ended April 30, 1995 were $0.17 and 1.63% and $0.19 and 1.35%, respectively.

                             FINANCIAL STATEMENTS

  The financial statements and financial highlights for shares of the Existing Galaxy Funds for the fiscal period ended October 31, 1994, are in Galaxy's Prospectuses dated March 1, 1995, as supplemented March 31, 1995, and, with respect to the Corporate Bond Fund, June 12, 1995, and September 9, 1995 with respect to the Intermediate Government Income Fund, and incorporated by reference in Galaxy's Statement of Additional Information dated March 1, 1995 (as revised June 12, 1995), which Prospectuses and Statement of Additional Information are incorporated by reference in this Combined Proxy Statement/Prospectus. The financial highlights for shares of the Shawmut Funds for the fiscal period ended October 31, 1994 are included in Shawmut's Prospectuses dated December 31, 1994, and the financial statements for shares of the Shawmut Funds for the fiscal period ended October 31, 1994, are contained in Shawmut's Annual Report to Shareholders and incorporated by reference in Shawmut's Combined Statements of Additional Information dated December 31, 1994, which Prospectuses and Combined Statements of Additional Information are incorporated by reference in this Combined Proxy Statement/Prospectus.

  The statements of assets and liabilities of the Existing Galaxy Funds, including the portfolios of investments as of October 31, 1994, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated in the financial statements included in Galaxy's Prospectuses and incorporated by reference in Galaxy's Statement of Information, and incorporated by reference in this Combined Proxy Statement/Prospectus, have been incorporated by reference herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  The financial highlights for the Shawmut Funds included in Shawmut's Prospectuses dated December 31, 1994, and the statements of assets and liabilities of the Shawmut Funds, including the investments as of October 31, 1994, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated in the financial statements contained in Shawmut's Annual Report and incorporated by reference in Shawmut's Combined Statements of Additional Information, and incorporated by reference in this Combined Proxy/Prospectus, have been incorporated herein in reliance on the reports of Price Waterhouse LLP, given on the authority of that firm as experts in accounting and auditing.

                                OTHER BUSINESS

  Shawmut's Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to Shawmut in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning 1-800-SHAWMUT.

                                     * * *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                     APPENDIX I

                     AGREEMENT AND PLAN OF REORGANIZATION

  AGREEMENT AND PLAN OF REORGANIZATION made as of September 19, 1995 between The Galaxy Fund, a Massachusetts business trust ("Galaxy"), and The Shawmut Funds, a Massachusetts business trust ("Shawmut").

  WHEREAS, the parties desire that substantially all of the known assets and liabilities of Shawmut's portfolios be transferred to, and be acquired and assumed by, certain Galaxy portfolios in exchange for Retail Shares and/or Trust Shares of the Galaxy portfolios which shall thereafter be distributed by Shawmut to the holders of shares, including Investment Shares and/or Trust Shares, of its portfolios, all as described in this Agreement (the "Reorganization");

  WHEREAS, the parties intend that four of the Galaxy portfolios, the Growth and Income Fund, the Connecticut Municipal Money Market Fund, the Massachusetts Municipal Money Market Fund and the Small Cap Value Fund, will have nominal assets and liabilities before the Reorganization and will continue investment operations of the Shawmut Growth and Income Equity Fund, the Shawmut Connecticut Municipal Money Market Fund, the Shawmut Massachusetts Municipal Money Market Fund and the Shawmut Small Capitalization Equity Fund, respectively, after the Reorganization; and

  WHEREAS, the parties intend that in connection with the Reorganization, each of the Shawmut portfolios shall be terminated and the Shawmut Funds shall be deregistered as described in this Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, and intending to be legally bound hereby, Galaxy and Shawmut agree as follows:

I. Transfer of Assets of Shawmut Portfolios.

1.01 (a) At the Effective Time of the Reorganization (as defined in Article
         VIII), all property of every description, and all interests, rights, privileges and powers of each of the Shawmut portfolios (each, an "Acquired Fund") other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Article IV(h) (such assets, the "Acquired Fund Assets") shall be transferred and conveyed by such Acquired Fund to Galaxy on behalf of one of its portfolios as set forth in Section 1.02 (each, an "Acquiring Fund"), and shall be accepted by Galaxy on behalf of such Acquiring Fund, and Galaxy, on behalf of such Acquiring Fund, shall assume all known liabilities whether accrued, absolute, contingent or otherwise, of such Acquired Fund reflected in the calculation of such Acquired Fund's net asset value (the "Acquired Fund Liabilities"), so that at and after the Effective Time of the Reorganization: (i) all assets of each Acquired Fund shall become and be the assets of its Acquiring Fund; and (ii) all known liabilities of each Acquired Fund reflected as such in the calculation of an Acquired Fund's net asset value shall attach to its Acquiring Fund as aforesaid and may thenceforth be enforced against such Acquiring Fund to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, the Acquired Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by an Acquired Fund, and (subject to
         Section 1.01(b)) any deferred or prepaid expenses shown as an asset on an Acquired Fund's books, at the Effective Time of the Reorganization, and all goodwill, all other intangible property and all books and records belonging to an Acquired Fund. Recourse by any person for the Acquired Fund Liabilities assumed by an Acquiring Fund shall, at and after the Effective Time of the Reorganization, be limited to such Acquiring Fund.

(b) Notwithstanding Section 1.01(a), unamortized organizational expenses of the first seven Acquired Funds listed in Section 1.02 shall not be transferred or assumed hereunder. The parties have been advised that such expenses will be paid to such Acquired Funds by one or more third parties and will be eliminated from the balance sheets of such Acquired Funds prior to the Effective Time of the Reorganization.

  1.02 The assets of each Acquired Fund shall be acquired by the Acquiring Fund identified below opposite its name, and the holders of each class of shares of such Acquired Fund shall receive the class of shares of the Acquiring Fund identified below opposite the name of such class:

     SHAWMUT PORTFOLIOS AND CLASSES        GALAXY PORTFOLIOS AND CLASSES
     ------------------------------        -----------------------------
Shawmut Growth Equity Fund                 Equity Growth Fund
  Investment Shares                          Retail Shares
  Trust Shares                               Trust Shares
Shawmut Prime Money Market Fund            Money Market Fund
  Investment Shares                          Retail Shares
  Trust Shares                               Trust Shares
Shawmut Limited Term Income Fund           Short-Term Bond Fund
  Investment Shares                          Retail Shares
  Trust Shares                               Trust Shares
Shawmut Fixed-Income Fund                  Corporate Bond Fund
  Investment Shares                          Trust Shares
  Trust Shares                               Trust Shares
Shawmut Intermediate Government            Intermediate Government
 Income Fund                                Income Fund
  Investment Shares                          Retail Shares
  Trust Shares                               Trust Shares
Shawmut Connecticut Intermediate           Connecticut Municipal Bond
 Municipal Income Fund                      Fund
  Shares (purchased other than through       Retail Shares
   Shawmut Bank, N.A. Trust Department)
  Shares (purchased through Shawmut Bank,    Trust Shares
   N.A. Trust Department)
Shawmut Massachusetts Intermediate         Massachusetts Municipal Bond
 Municipal Income Fund                      Fund
  Shares (purchased other than through       Retail Shares
   Shawmut Bank, N.A. Trust Department)
  Shares (purchased through Shawmut          Trust Shares
   Bank, N.A. Trust Department)
Shawmut Growth and Income Equity Fund      Growth and Income Fund
  Investment Shares                          Retail Shares
  Trust Shares                               Trust Shares
Shawmut Connecticut Municipal Money        Connecticut Municipal Money
 Market Fund                                Market Fund
  Investment Shares                          Shares
  Trust Shares                               Shares
Shawmut Massachusetts Municipal Money      Massachusetts Municipal Money
 Market Fund                                Market Fund
  All Shares                                 Shares
Shawmut Small Capitalization Equity Fund   Small Cap Value Fund
  Investment Shares                          Retail Shares
  Trust Shares                               Trust Shares

  1.03 In exchange for the transfer of the Acquired Fund Assets and the assumption of the Acquired Fund Liabilities, Galaxy shall simultaneously issue at the Effective Time of the Reorganization to each Acquired Fund a number of full and fractional shares of the Acquiring Fund specified in Section 1.02 (to the third decimal place), of the class or classes identified in Section 1.02, all determined and adjusted as provided in this Agreement. The number of each class of shares of the Acquiring Funds so issued will have an aggregate net asset value equal to the value of the Acquired Fund Assets that are represented by the class of shares of the Acquired Fund, the holders of which shall receive such class of shares of the Acquiring Fund, as specified in
Section 1.02, all determined and adjusted as provided in this Agreement.

  1.04 The net asset value of each class of shares of the Acquiring Funds and the net asset value of each class of shares of the Acquired Funds shall be determined as of the Valuation Time specified in Article III.

  1.05 The net asset value of each class of shares of each Acquiring Fund shall be computed in the manner set forth in such Acquiring Fund's then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). In determining the value of the securities transferred by each Acquired Fund to an Acquiring Fund, each security shall be priced in accordance with the policies and procedures of Galaxy as described in its then current prospectuses for such Acquiring Fund. The net asset values of each class of shares of the Acquired Funds and each class of shares of the Acquiring Funds, including money market funds valued in accordance with amortized cost procedures in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), will be computed as of the Valuation Time by pricing each security at its market value as of the Valuation Time. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Galaxy.

  II. Liquidating Distributions and Termination of Shawmut. At the Effective Time of the Reorganization, each Acquired Fund shall distribute in complete liquidation pro rata to the record holders of each class of its shares at the Effective Time of the Reorganization the shares of the class of the Acquiring Fund identified in Section 2.01 to be received by the record holders of such class of such Acquired Fund. In addition, each shareholder of record of an Acquired Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the shares of an Acquired Fund that are held by the shareholder at the Effective Time of the Reorganization. In accordance with instructions it receives from Shawmut, Galaxy shall record on its books the ownership of each class of shares of each Acquiring Fund by the record holders of the class of shares of the Acquired Fund identified in Section
1.02. No redemption or repurchase of an Acquiring Fund's shares credited to former Shawmut shareholders in respect to an Acquired Fund's shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Galaxy's transfer agent for cancellation. The holder of any certificate or certificates representing a class of shares of an Acquired Fund shall immediately notify Galaxy of any loss, destruction or mutilation of such certificate or certificates, and the Board of Trustees of Galaxy, in its discretion, may require such owner or his or her legal representative to give to Galaxy a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Board of Trustees of Galaxy shall determine, to indemnify Galaxy against any claim that may be made against it or on account of the alleged loss or destruction of any such certificate or certificates. All of the issued and outstanding shares of each class of each Acquired Fund shall be cancelled on the books of Shawmut at the Effective Time of the Reorganization and shall thereafter represent only the right to receive the class of shares of the Acquiring Fund identified in
Section 1.02, and the Acquired Fund's transfer books shall be closed permanently. As soon as practicable after the Effective Time of the Reorganization, Shawmut shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution, and shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company. After the Effective Time of the Reorganization, Shawmut shall not conduct any business except in connection with its liquidation, dissolution, and deregistration.

  III. Valuation Time. Subject to Section 1.05 hereof, the Valuation Time shall be 4:00 P.M., Eastern Time, on such date as may be agreed in writing by the duly authorized officers of both parties hereto, which date shall not be later than the thirty-first calendar day following the consummation of the merger between Fleet Financial Group, Inc. and Shawmut National Corporation described in an Agreement and Plan of Merger dated as of February 20, 1995.

  IV. Certain Representations, Warranties and Agreements of Shawmut. Shawmut, on behalf of itself and each Acquired Fund, represents and warrants to, and agrees with, Galaxy as follows:

    (a) It is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

    (b) It has power to own all of its properties and assets and, subject to the approvals of shareholders referred to herein, to carry out and consummate the transactions contemplated hereby, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

    (c) This Agreement has been duly authorized, executed and delivered by Shawmut, and represents Shawmut's valid and binding contract, enforceable in accordance with its terms. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate Shawmut's Declaration of Trust or By-laws or any agreement or arrangement to which it is a party or by which it is bound.

    (d) Each Acquired Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time of the Reorganization.

    (e) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Acquired Fund Assets due or properly shown to be due on any return filed by any Acquired Fund with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Fund Assets.

    (f) The financial statements of each Acquired Fund for its fiscal year ended October 31, 1994, examined by Price Waterhouse LLP, copies of which have been previously furnished to Galaxy, present fairly the financial position of each Acquired Fund as of the respective dates indicated and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles.

    (g) The unaudited financial statements of each Acquired Fund for the six-month period ended April 30, 1995, copies of which have been previously furnished to Galaxy, present fairly the financial position of each Acquired Fund as of such date and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles.

    (h) Prior to the Valuation Time, each of the first seven Acquired Funds listed in Section 1.02 shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ended on or before October 31, 1994 and for the period from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before October 31, 1994 and in the period from said date to and including the Effective Time of the Reorganization.

    (i) At both the Valuation Time and the Effective Time of the Reorganization, there shall be no known liabilities of any Acquired Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset values per share of its outstanding classes of shares.

    (j) There are no legal, administrative or other proceedings pending or, to Shawmut's knowledge threatened, against Shawmut or an Acquired Fund which could result in liability on the part of Shawmut or an Acquired Fund.

    (k) Subject to the approvals of shareholders referred to herein, at both the Valuation Time and the Effective Time of the Reorganization, it shall have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Assets and, upon delivery and payment for the Acquired Fund Assets as contemplated herein, an Acquiring Fund shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

    (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Shawmut of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws.

    (m) Insofar as the following relate to Shawmut, the registration statement filed by Galaxy on Form N-14 relating to the shares of certain Acquiring Funds that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include a proxy statement of Shawmut and the prospectuses of Shawmut and Galaxy with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholder's meeting referred to herein and at the Effective Time of the Reorganization:
        (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (n) All of the issued and outstanding shares of each class of each Acquired Fund have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of an Acquired Fund has any preemptive right of subscription or purchase in respect of such shares.

    (o) Shawmut shall not sell or otherwise dispose of any shares of an Acquiring Fund to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

  V. Certain Representations, Warranties and Agreements of Galaxy. Galaxy, on behalf of itself and each Acquiring Fund, represents and warrants to, and agrees with, Shawmut as follows:

    (a) It is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

    (b) It has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

    (c) This Agreement has been duly authorized, executed and delivered by Galaxy, and represents Galaxy's valid and binding contract, enforceable in accordance with its terms. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate Galaxy's Declaration of Trust or Code of Regulations or any agreement or arrangement to which it is a party or by which it is bound.

    (d) Each Acquiring Fund has elected or will elect to qualify, and each of the first seven Acquiring Funds listed in Section 1.02 has qualified, as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; each of the first seven Acquiring Funds listed in Section 1.02 has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified and intends to continue to qualify as a regulated investment company.

    (e) The financial statements of each of the first seven Acquiring Funds listed in Section 1.02 for its fiscal year ended October 31, 1994 examined by Coopers & Lybrand L.L.P., and for the six-month period ended April 30, 1995, copies of which have been previously furnished to Shawmut, present fairly the financial position of each such Acquiring Fund as of the dates indicated and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles.

    (f) At both the Valuation Time and the Effective Time of the Reorganization, there shall be no known liabilities of any Acquiring Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset values per share of its outstanding classes to be issued pursuant to this Agreement.

    (g) There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against Galaxy or an Acquiring Fund which could result in liability on the part of Galaxy or an Acquiring Fund.

    (h) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Galaxy of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws.

    (i) Insofar as the following relate to Galaxy, the N-14 Registration Statement on its effective date, at the time of any shareholders' meetings referred to herein and at the Effective Time of the
        Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and
        (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (j) The shares of each class of each Acquiring Fund to be issued and delivered to an Acquired Fund for the account of record holders of shares of an Acquired Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be registered under the 1933 Act and under applicable state securities laws, duly and validly issued, fully paid and non-assessable, and no shareholder of Galaxy shall have any preemptive right of subscription or purchase in respect thereto.

  VI. Shareholder Action on Behalf of the Acquired Funds.

  6.01 As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Trustees of Shawmut shall call, and Shawmut shall hold, a meeting of the shareholders of the Acquired Funds for the purpose of considering and voting upon:

    (a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

      (i) The transfer of the Acquired Fund Assets belonging to each Acquired Fund to an Acquiring Fund, and the assumption by each Acquiring Fund of an Acquired Fund's Liabilities, in exchange for a class or classes of shares of an Acquiring Fund, as set forth in Section 1.02.

      (ii) The liquidation of each Acquired Fund through the distribution to its record holders of shares of the class or classes of shares of an Acquiring Fund as described in this Agreement.

    (b) Such other matters as may be determined by the Boards of Trustees or authorized officers of the parties.

  6.02 Approval of this Reorganization Agreement by the shareholders of the Acquired Funds shall constitute the waiver of the application of any fundamental policy of such Acquired Funds that might be deemed to prevent them from taking the actions necessary to effectuate the Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

  VII. N-14 Registration Statement and Policy Solicitation Materials. Galaxy shall file the N-14 Registration Statement under the 1933 Act, and Shawmut shall file the combined prospectus/proxy statement contained therein under the 1934 Act and 1940 Act proxy rules, with the SEC as promptly as practicable. Each of Galaxy and Shawmut has cooperated and shall continue to cooperate with the other, and has furnished and shall continue to furnish the other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the N-14 Registration Statement.

  VIII. Effective Time of the Reorganization. Delivery of the Acquired Fund Assets and the shares of the classes of each Acquiring Fund to be issued pursuant to Article I and the liquidation of Shawmut pursuant to Article II shall occur at the opening of business on the next business day following the Valuation Time, or on such other date, and at such place and time and date, agreed to by the Boards of Trustees or authorized officers of the parties hereto. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization." To the extent any Acquired Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, Shawmut shall cause such Acquired Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

  IX. Galaxy Conditions. The obligations of Galaxy hereunder shall be subject to the following conditions precedent:

    (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of each Acquired Fund, in the manner required by law.

    (b) Shawmut shall have duly executed and delivered to Galaxy such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as Galaxy may deem necessary or desirable to transfer all right, title and interest of Shawmut and the Acquired Funds in and to the Acquired Fund Assets. The Acquired Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

    (c) All representations and warranties of Shawmut made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization there shall have been no material adverse change in the financial position of an Acquired Fund since the date of the financial statements referred to in Article IV(g) other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    (d) Galaxy shall have received an opinion of Dickstein, Shapiro & Morin, L.L.P., addressed to Galaxy in form reasonably satisfactory to it and dated the Effective Time of the Reorganization, substantially to the effect that: (i) Shawmut is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each Acquired Fund outstanding at the Effective Time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable by such Acquired Fund, and to such counsel's knowledge, no shareholder of such Acquired Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof; (iii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by Shawmut and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; or with respect to the provisions of this Agreement intended to limit liability for particular matters to an Acquired Fund and its assets; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-laws of Shawmut or any material agreement known to such counsel to which Shawmut is a party or by which Shawmut is bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Shawmut of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Galaxy.

    (e) Galaxy shall have received an opinion of Drinker Biddle & Reath, addressed to Galaxy and Shawmut in form reasonably satisfactory to them and dated the Effective Time of the Reorganization, substantially to the effect that for federal income tax purposes
        (i) the transfers of all of the Acquired Fund Assets hereunder, and the assumptions by each Acquiring Fund of Acquired Fund Liabilities, in exchange for shares of each class of such Acquiring Fund, and the distribution of said shares to the shareholders of an Acquired Fund, as provided in this Agreement, will each constitute a reorganization within the meaning of Section 368(a)(1)(C), (D) or
        (F) of the Code and with respect to each reorganization, the Acquired Fund and the Acquiring Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by any Acquired Fund as a result of such transactions; (iii) in accordance with Section 1032 of the Code, no gain or loss will be recognized by an Acquiring Fund as a result of such transactions; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of any Acquired Fund on the distribution to them by such Acquired Fund of shares of any class of an Acquiring Fund in exchange for their shares of any class of an Acquired Fund;
       (v) in accordance with Section 358(a)(1) of the Code, the aggregate basis of Acquiring Fund shares received by each shareholder of any class of an Acquired Fund will be the same as the aggregate basis of the shareholder's Acquired Fund shares immediately prior to the transactions; (vi) in accordance with Section 362(b) of the Code, the basis of the Acquired Fund Assets to each Acquiring Fund will be the same as the basis of such Acquired Fund Assets in the hands of an Acquired Fund immediately prior to the exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of an Acquired Fund exchanged therefor, provided that the shareholder held such shares of an Acquired Fund as a capital asset; and (viii) in accordance with Section 1223 of the Code, the holding period of an Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by an Acquired Fund.

    (f) The SEC shall not have issued any unfavorable advisory report under
        Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

    (g) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Galaxy, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

    (h) The President or Vice President of Shawmut shall have certified that Shawmut has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

    (i) The merger between Fleet Financial Group, Inc. and Shawmut National Corporation described in an Agreement and Plan of Merger dated as of February 20, 1995 shall have been consummated.

  X. Shawmut Conditions. The obligations of Shawmut hereunder shall be subject to the following conditions precedent:

    (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of each Acquired Fund of Shawmut in the manner required by law.

    (b) All representations and warranties of Galaxy made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization there shall have been no material adverse change in the financial condition of any Acquiring Fund since the date of the financial statements referred to in Article V(e) other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    (c) Shawmut shall have received an opinion of Drinker Biddle & Reath, addressed to Shawmut in form reasonably satisfactory to it and dated the Effective Time of the Reorganization, substantially to the effect that: (i) Galaxy is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each class of each Acquiring Fund to be delivered to an Acquired Fund as provided for by this

       Agreement are duly authorized and upon delivery will be validly issued, fully paid and non- assessable by such Acquiring Fund and to such counsel's knowledge, no shareholder of an Acquiring Fund has any option, warrant or pre-emptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by Galaxy and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, but such counsel need express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; or with respect to the provisions of this Agreement intended to limit liability for particular matters to an Acquiring Fund and its assets; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or Code of Regulations of Galaxy, or any material agreement known to such counsel to which Galaxy is a party or by which Galaxy is bound; and
       (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Galaxy of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Shawmut.

    (d) Shawmut shall have received an opinion of Drinker Biddle & Reath, addressed to Galaxy and Shawmut in the form reasonably satisfactory to them and dated the Effective Time of the Reorganization, with respect to the matters specified in Section IX(e).

    (e) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Galaxy, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

    (f) The SEC shall not have issued any unfavorable advisory report under
        Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

    (g) The President or Vice President of Galaxy shall have certified that Galaxy has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

    (h) The merger between Fleet Financial Group, Inc. and Shawmut National Corporation described in an Agreement and Plan of Merger dated as of February 20, 1995 shall have been consummated.

  XI. Tax Documents. Shawmut shall deliver to Galaxy at the Effective Time of the Reorganization confirmations or other adequate evidence as to the adjusted tax basis of the Acquired Fund Assets delivered to an Acquiring Fund in accordance with the terms of this Agreement.

  XII. Finder's Fees. Each party represents and warrants to each of the other parties hereto that there is no person who is entitled to any finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

  XIII. Announcements. Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the parties shall agree; provided, that nothing herein shall prevent any party upon notice to the other parties from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

  XIV. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to Galaxy, each account, book, record or other document of Shawmut required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of what person possesses the same). Shawmut has instructed its service contractors to provide Galaxy with access to and copies of all documents belonging to Shawmut.

  XV. Termination of Representations and Warranties. The representations and warranties of the parties set forth in this Agreement shall terminate upon the delivery of the Acquired Fund Assets to an Acquiring Fund and the issuance of the shares of an Acquiring Fund at the Effective Time of the Reorganization.

  XVI. Termination of Agreement.

  16.01 This Agreement may be terminated by a party at any time at or prior to the Effective Time of the Reorganization by its Board of Trustees, as provided below:

     (a) By Galaxy if the conditions set forth in Article IX are not satisfied as specified in said Section;

     (b) By Shawmut if the conditions set forth in Article X are not satisfied as specified in said Section;

     (c) By the mutual consent of the parties.

  16.02 If a party terminates this Agreement because one or more of its conditions precedent have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void without any liability of either party or any of their investment portfolios to the other; provided, however, that if such termination is by Galaxy pursuant to
Section 16.01(a) as a result of a breach by Shawmut of any of its representations, warranties or covenants in this Agreement, or such termination is by Shawmut pursuant to Section 16.01(b) as a result of a breach by Galaxy of any of its representations, warranties or covenants in this Agreement, nothing herein shall affect the non-breaching party's right to damages on account of such other party's breach.

  XVII. Amendment and Waiver. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of Shawmut, (a) the parties hereto may, by written agreement authorized by their respective Boards of Trustees or authorized officers and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or Vice President of the waiving party with or without the approval of such party's shareholders).

  XVIII. Governing Law. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law principles otherwise applicable therein.

  XIX. Successors and Assigns. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

  XX. Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

  XXI. Galaxy Liability.

  21.01 The names "The Galaxy Fund" and "Trustees of The Galaxy Fund" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 31, 1986, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of Galaxy. The obligations of Galaxy entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Galaxy personally, but bind only the trust property, and all persons dealing with any series of shares of Galaxy must look solely to the trust property belonging to such series for the enforcement of any claims against Galaxy.

  21.02 Both parties specifically acknowledge and agree that any liability of Galaxy under this Agreement with respect to an Acquiring Fund, or in connection with the transactions contemplated herein with respect to an Acquiring Fund, shall be discharged only out of the assets of that Acquiring Fund and that no other portfolio of Galaxy shall be liable with respect thereto.

  XXII. Shawmut Liability.

  22.01 The names "The Shawmut Funds" and "Trustees of The Shawmut Funds" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated July 16, 1992, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of Shawmut. The obligations of Shawmut entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Shawmut personally, but bind only the trust property, and all persons dealing with any series of shares of Shawmut must look solely to the trust property belonging to such series for the enforcement of any claims against Shawmut.

  22.02 Both parties specifically acknowledge and agree that any liability of Shawmut under this Agreement with respect to an Acquired Fund, or in connection with the transactions contemplated herein with respect to an Acquired Fund, shall be discharged only out of the assets of that Acquired Fund and that no other portfolio of Shawmut shall be liable with respect thereto.

  XXIII. Notices. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

  If to Galaxy:

  The Galaxy Fund

  John T. O'Neill
  Executive Vice President and Chief Financial Officer
  Hasbro, Inc.
  200 Narragansett Park Drive
  Pawtucket, R.I. 02862-0200
  Telecopier Number: (401) 431-8467

  With copies to:

  Barbara L. Worthen, Esq.
  Fleet Investment Advisors Inc.
  75 State Street
  Boston, MA 02109
  Telecopier Number: (617) 346-3140

  Henry S. Hilles, Jr., Esq.
  Drinker Biddle & Reath
  1345 Chestnut Street
  Philadelphia, PA 19107
  Telecopier Number: (215) 988-2757

  If to Shawmut:

  The Shawmut Funds
  c/o Robert C. Rosselot, Esq.
  Corporate Counsel
  Federated Investors
  Federated Investors Tower
  1001 Liberty Avenue
  Pittsburgh, PA 15222
  Telecopier Number: (412) 288-8141

  With copies to:

  Matthew G. Maloney, Esq.
  Dickstein, Shapiro & Morin, L.L.P.
  2101 L Street, N.W.
  Washington, DC 20037
  Telecopier Number: (202) 887-0689

  XXIV. Expenses. Each party represents to the other that its expenses incurred in connection with the Reorganization will be borne by one or both of the parties to the merger referred to in Article III.

  XXV. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

  XXVI. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                          THE GALAXY FUND

                                          [SIGNATURE OMITTED]


                                          THE SHAWMUT FUNDS

                                          [SIGNATURE OMITTED]

Galaxy Equity Growth Fund
by Bob Armknecht
Portfolio Manager

      Healthy returns from growth stocks generally, plus strong gains from many individual holdings, helped the Galaxy Equity Growth Fund outperform the stock market as a whole over the past year. For the 12 months ended October 31, 1994, the total returns for the Fund's Retail and Trust Shares were 4.72% and 4.80%, respectively. That compares with 3.84% for the S&P 500 and 1.54% for the average growth fund tracked by Lipper Analytical Services.

      Since its inception in December of 1990, the Fund's Retail and Trust Shares have produced average annual returns of 11.02% and 11.04%, respectively.

Galaxy Equity Growth Fund
Growth of $10,000 investment*

The graphic presentation displayed here consists of a 3-D mountain chart representing growth of a $10,000 investment in the Galaxy Equity Growth Fund since the Fund's inception on 12/14/90. The shaded chart features three distinct rows ("mountains"), shaded in light gray for the Fund's Trust Shares, charcoal for the Fund's Retail Shares and gray for the S&P 500 Index, as described in a legend appearing below the chart. The chart shows how a $10,000 investment in Trust Shares in 1990 would have grown to $16,215 in 1994; a $10,000 investment in Retail Shares in 1990 would have grown to $15,059 in 1994; and compares these to the S&P 500 Index, the results of which, for an equity growth fund for that period show that a $10,000 investment in a 1990 would have grown to $15,090 in 1994.

*Since inception on 12/14/90.  The S&P 500 is an unmanaged index.
Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

Technology and Consumer Stocks Lead

      The Galaxy Equity Growth Fund invests in large, high-quality companies with an above-average potential for earnings. The stocks of these companies performed particularly well over the past year, as the economy picked up steam.

      During the year different sectors outperformed the market at different times. Technology and consumer stocks made the largest gains, responding to a growing economy. Fortunately, we'd invested heavily in those areas. The Fund's technology holdings such as Microsoft, Corp., AMP, Inc. and Hewlett-Packard Co. benefited from the expansion of the technological "information superhighway." In the consumer area, where stocks became undervalued in 1993, the Fund enjoyed strong gains from its investments in Gillette Co., Johnson & Johnson, Procter & Gamble and Merck & Co.

      Having increased the Fund's cash reserves in late January, we were able to take advantage of the lower prices that occurred in the spring and early summer. We used this opportunity to add to these and other holdings in the technology and consumer sectors. We also made new investments in drug and hospital stocks. Among the new investments were the health maintenance organizations U.S. Health care and United Health Care Corp. We sold the Fund's shares in American Home Products and Glaxo, believing changes in the health care industry would make their products less competitive.

      A few investments did not perform as we'd hoped. These included bank stocks such as J.P. Morgan & Co., and Banc One Corp., which were hurt by investor concerns over rising interest rates, and transportation stocks, which did not benefit as we expected from the growing economy.

Looking Ahead

      We believe stock prices overall may be vulnerable to a correction as rising interest rates increase investor anxiety and make fixed income investments more competitive with stocks. In that environment, we believe investors would favor growth stocks for their predictable, above-average earnings potential. Consequently, we expect to keep about 10% of the Fund's assets in cash. This should give us the flexibility to purchase new investments at attractive prices.

      Cyclical issues, such as chemical stocks, could be especially sensitive to a correction. For this reason, we've begun to restructure the Fund's cyclical holdings and emphasize stocks with strong individual earnings stories over industry themes. As always we will maintain a well-diversified portfolio of high quality stocks seeking above-average potential for growth over the next three to five years.

Galaxy Equity Growth Fund
Portfolio Distribution as of October 31, 1994

The graphic presentation displayed here consists of a 3-D pie chart representing Portfolio Distribution in the Galaxy Equity Growth Fund as of October 31, 1994. Each slice of the pie represents an investment category and is sized according to the percentage of the Fund's investment in that category. The categories of investments and their percentages, starting at the top of the pie and moving clockwise, are:
Capital Goods - 10%; Financial - 9%; Energy - 8%; Other - 26%; Consumer Staples - 23%; Technology - 14%; Consumer Cyclicals - 10%.

Bob Armknecht has been managing the Galaxy Equity Growth Fund since its inception in December 1990. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1988.

Galaxy Short-Term Bond Fund
By Kenneth W. Thomae
Portfolio Manager

      In the face of sharply rising interest rates, the Galaxy Short-Term Bond Fund stabilized its share price and provided strong current income by maintaining a flexible portfolio. For the 12 months ended October 31, 1994, the Fund's Retail and Trust Shares had total returns of -0.68% and -0.66%, respectively. That compares to 0.10% for the average short-term bond fund tracked by Lipper Analytical Services and 1.16% for the Lehman One to Three Year Government Index.

      The Fund's longer-term performance remains relatively healthy. Since inception in December of 1991, the Fund's Retail and Trust Shares have averaged annual returns of 4.01% and 4.02%, respectively.

Galaxy Short-Term Bond Fund
Portfolio Distribution

The graphic presentation displayed here consists of a 3-D pie chart representing Portfolio Distribution in the Galaxy Short-Term Bond Fund as of October 31, 1994. Each slice of the pie represents an investment category and is sized according to the percentage of the Fund's investment in that category. The categories of investments and their percentages, starting at the top of the pie and moving clockwise, are:
Corporate Bonds & Notes - 18%; Other - 6%; and U.S. Government & Agency Obligations - 76%.

Barbell Strategy Continued

      During the period, we continued the "barbell" strategy we'd adopted in 1993. We kept more than half the Fund's portfolio in issues that matured in less than four months and the rest in issues that matured in six to nine years. Our short-term position helped insulate the portfolio from interest rate fluctuations and made it easier to purchase higher-yielding investments as interest rates rose. In the meantime, the Fund benefited from the strong yields of its longer-term investments. While the longer-term investments were somewhat more vulnerable to price declines as interest rates rose, they offered the potential for capital appreciation if longer-term rates began to fall.
      As interest rates spiked up again in the summer of 1994, we shortened the maturities of the Fund's investments. By the end of the period about 65% of the Fund was invested in issues with maturities of four to five months and the rest was invested in issues with maturities of three to six years. Between April and October 1994, the average maturity of the Fund's portfolio fell from 2.7 years to 1.8 years.

      For most of the period we reduced the Fund's investments in corporate issues (corporates), whose yields were not particularly attractive relative to government securities. As we reduced the Fund's allocation to corporates, we increase the Fund's investments in U.S. agency issues, whose yields compared favorably to Treasury securities. This mix on investments helped the Fund produce a relatively robust yield for shareholders. As of October 31, 1994, the Fund's Retail and Trust Shares had annualized SEC 30-day yields of 5.09% and 5.29%, respectively.

New Opportunities

      We believe the Galaxy Short-Term Bond Fund is well-positioned to ride out the further increases we expect in short-term interest rates. If interest rates rise, we would continue to enjoy the strong yields from the Fund's longer-term investments and use the Fund's short-term holdings to purchase new investments with higher yields. Once it appears rates on short- and intermediate-term issues are peaking, we expect to increase the Fund's average maturity to lock in the better yields and enhance the potential for capital appreciation.

Galaxy Short-Term Bond Fund
Growth of $10,000 investment*

The graphic presentation displayed here consists of a 3-D mountain chart representing growth of a $10,000 investment in the Galaxy Short-Term Bond Fund since the Fund's inception on 12/30/91. The shaded chart features three distinct rows ("mountains"), shaded in light gray for the Fund's Trust Shares, charcoal for the Fund's Retail Shares and gray for the Lehman Brothers One to Three Year Government Bond Index, as described in a legend appearing below the chart. The chart shows how a $10,000 investment in Trust Shares in 1991 would have grown to $11,280 in 1994; a $10,000 investment in Retail Shares in 1990 would have grown to $11,179 in 1994; and compares these to the Lehman Brothers index, the results of which, for a short-term bond fund for that period, show that a $10,000 investment in 1990 would have grown to $11,181 in 1994.

Since inception on 12/30/91. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

Ken Thomae has managed the Galaxy Short-Term Bond Fund since its inception in December 1991. He has managed fixed-income portfolios for Fleet Investment Advisors Inc. and its predecessors since 1985.


Galaxy Intermediate Bond Fund (Now known as the Galaxy Intermediate Government Income Fund)
By Bruce Barton
Portfolio Manager

      The rise in interest rates over the last year was especially harmful to the prices of intermediate-term bonds. In this environment we maintained a relatively neutral average maturity for investments in the Galaxy Intermediate Bond Fund and used variable rate issues to make the most of rising bond yields.

      For the 12 months ended October 31, 1994, the Fund's Retail and Trust Shares had total returns of -4.42% and -4.39%, respectively. By comparison, the average intermediate bond fund tracked by Lipper Analytical Services returned -2.98%. The benchmark Lehman Intermediate Bond Index includes more shorter-term issues, whose prices tend to suffer less when interest rates rise. During the period the Index returned -1.93%
 .
      The Fund's longer-term performance remains quite healthy. Since the Fund's inception in 1988, Retail and Trust Shares have both average annual returns of 7.15%.

Growth Intermediate Bond Fund
Growth of $10,000 investment*

The graphic presentation displayed here consists of a 3-D mountain chart representing growth of a $10,000 investment in the Galaxy Intermediate Bond Fund since the Fund's inception on 9/1/88. The shaded chart features three distinct rows ("mountains"), shaded in light gray for the Fund's Trust Shares, charcoal for the Fund's Retail Shares and gray for the Lehman Brothers Intermediate/Corporate Bond Index, as described in a legend appearing below the chart. The chart shows how a $10,000 investment in Trust Shares in 1988 would have grown to $16,524 in 1994; a $10,000 investment in Retail Shares in 1988 would have grown to $15,306 in 1994; and compares these to the Lehman Brothers index, the results of which, for an intermediate bond fund for that period, show that a $10,000 investment in 1988 would have grown to $15,310 in 1994.

*Since inception on 9/1/88.  The Lehman Brothers Intermediate
Government/Corporate Bond Index is an unmanaged index. Results for the index do not reflect the expenses and investment management fees incurred by the Funds


Protecting Share Value

      Anticipating higher interest rates, we shortened the Fund's average maturity in the fall of 1993. We continued this strategy as interest rates rose during the first three quarters of 1994. At the end of the period the Fund had an average maturity of about eight years. This was still longer than the average for the Lehman Intermediate Bond Index, which was about four years.

      For much of the period we invested in variable rate bonds, whose interest rates are adjusted regularly to keep up with market conditions. Because of these adjustments, the price of variable rate bonds behave like the prices of shorter-maturity issues __ making them generally less sensitive to rising interest rates than the prices of fixed rate issues. The variable rate securities also helped the Fund make the most of rapidly rising yields. As of October 31, 1994, the Fund's Retail and Trust Shares had annualized SEC 30-day yields of 6.43% and 6.73%, respectively.

      In addition, we focused more of the Fund's portfolio on government bonds, whose yields rose more quickly than the yields on corporate bonds. The prices of government bonds also tend to be more stable when interest rates rise. During the period, we increased the Fund's allocation to government bonds from 53% to 66%. We gave particular attention to government agency issues, whose prices had become quite attractive.

Looking Ahead

      We bought many government bonds at discounted prices. We believe that this may provide additional capital appreciation for Fund shareholders if interest rates come back down. To further benefit from rising bond prices, and lock in higher yields, we've started purchasing 10-year government bonds. Once it appears rates have peaked, we'll probably also trade the Fund's variable rate investments for fixed rate securities.

Galaxy Intermediate Bond Fund
Portfolio Distribution as of October 31, 1994

The graphic presentation displayed here consists of a 3-D pie chart representing Portfolio Distribution in the Galaxy Intermediate Bond Fund as of October 31, 1994. Each slice of the pie represents an investment category and is sized according to the percentage of the Fund's investment in that category. The categories of investments and their percentages, starting at the top of the pie and moving clockwise, are:
Corporate Bonds & Notes - 29%; Other -5%; and U.S. Government & Agency Obligations - 66%.

Bruce Barton has managed the Galaxy Intermediate Bond Fund since its inception in 1988.


Galaxy Connecticut Municipal Bond Fund
By Steve Woodruff
Portfolio Manager

      Over the past year we focused on municipal issues offering above-average income and price stability in the face of sharply rising interest rates. This included bonds with high coupons, outstanding credit ratings and intermediate-term maturities. For the 12 months ended October 31, 1994, Retail and Trust Shares of the Galaxy Connecticut Municipal Bond Fund had total returns of -6.39% and -6.37%, respectively, versus a -6.21% return for the average Connecticut municipal bond fund tracked by Lipper Analytical Services.

      During the year, the Fund's average coupon was less than the average coupon for the Lehman Municipal Bond Index, and the Fund's average maturity was greater. As a result, the Index outperformed the Fund with a return of -4.36%.

      Historic fluctuations in interest rates have hampered the Fund's performance since its inception in March of 1993. During that time, the Fund's Retail and Trust Shares have averaged annual returns of -0.61% and -0.59%, respectively.

Buying Higher Coupons

      Once interest rates began to rise, we focused all the Fund's new investments on bonds with coupons of 5% or more and sold many bonds with coupons of less than 5%. In addition to protecting the value of Fund shares, this helped improve its yield. At the end of October 1994, the Fund's Retail and Trust Shares had SEC 30-day yields of 5.31% and 5.56%, respectively, on an annualized basis. These equal taxable yields of 8.92% and 9.35%, respectively, for tax-payers in the 36% federal income tax bracket who live in Connecticut.

      During this difficult period, we further insulated the Fund's value by focusing on bonds with the highest credit rating from Moody's Investors Service and Standard & Poor's Corp. and by maintaining an average maturity for bonds in the portfolio of about 12 years. In addition, we reduced the Fund's investments in bonds that were trading at discounted prices. Discounted municipals are particularly vulnerable to rising interest rates especially now that new legislation has raised the taxes on gains investors earn from these issues.

Going Forward

      The relatively high levels of personal income in Connecticut should maintain good demand for tax-free investments. At the same time, the supplies of municipal bonds should remain at current levels. This would likely mean good support for municipal bond prices in coming months and could even accentuate a rise in prices if long-term interest rates come back down. While interest rates remain high, we expect to maintain our current strategies and hold a well-diversified portfolio of top-quality municipal bonds with intermediate-term maturities.

Galaxy Connecticut Municipal Bond Fund
Growth of $10,000 investment*

The graphic presentation displayed here consists of a 3-D pyramid chart representing growth of a $10,000 investment in the Galaxy Connecticut Municipal Bond Fund since the Fund's inception on 3/16/93. The shaded chart features three distinct rows ("pyramids"), shaded in light gray for the Fund's Trust Shares, charcoal for the Fund's Retail Shares and gray for the Lehman Brothers Municipal Bond Index, as described in a legend appearing below the chart. The chart shows how a $10,000 investment in Trust Shares in 1993 would have peaked at 10/31/93 and ended at $9,904 in 1994; a $10,000 investment in Retail Shares in 1993 would have peaked at 10/31/93 and ended at $10,231 in 1994; and compares these to the Lehman Brothers index, the results of which, for a municipal bond fund for that period, show that a $10,000 investment in 1993 would have peaked at 10/31/93 and ended at $9,906 in 1994.

*Since inception on 3/16/93. The Lehman Brothers Municipal Bond Index is an unmanaged index. Results for the index are calculated since 3/31/93 because the results are calculated at month-end only. Results for the index do not reflect the expenses and investment management fees incurred by the fund.

Steve Woodruff has managed the Galaxy Connecticut Municipal Bond Fund since the Fund began in March of 1993. He has managed fixed-income portfolios for Fleet Investment Advisors Inc. since 1991.

Galaxy Massachusetts Municipal Bond Fund
By David Lindsay
Portfolio Manager

      During the unprecedented rise in interest rates of the past year, the Galaxy Massachusetts Municipal Bond Fund sought to reduce the volatility of its asset value, while providing strong income, by gradually reducing the average maturity of its investments and maximizing income for shareholders.

      For the 12 months ended October 31, 1994, the Fund's Retail and Trust Shares both had total returns of -6.46%, versus -5.89% for the average Massachusetts Municipal Bond Fund tracked by Lipper Analytical Services. During the period, the Fund had a slightly longer average maturity than the benchmark Lehman Municipal Bond Index. Because shorter-maturity issues are generally less sensitive to rising interest rates, the Index had a somewhat better performance, returning -4.36%.

      An historically strong volatility in interest rates has restrained the Funds' performance since its inception in March of 1993. Over that time, the annual returns for the Fund's Retail and Trust Shares have both averaged -0.88%.

Looking for Stronger Yields

      In the face of dramatic declines in municipal bond prices, we protected the value of Fund shares by focusing on short-term investments whose prices would fall less when interest rates rose. By concentrating on municipals with maturities of less than 10 years, we shortened the Fund's average maturity to 13.5 years by the end of the period.

      In addition, we tried to maximize the Fund's income by emphasizing municipals with relatively strong yields. As of the end of October, the Fund's Retail and Trust Shares had SEC 30-day yields of 5.36% and 5.38%, respectively, on an annualized basis. These are equal to taxable yields of 9.23% and 9.27%, respectively, for taxpayers in the 36% federal income tax brackets who live in Massachusetts.

Future Strategies

      We believe the Galaxy Massachusetts Municipal Bond Fund is well positioned for the current interest rate environment. The newly issued securities that the Fund bought during 1993 should outperform the rest of the market if interest rates fall. At the same time, 40% of the portfolio is now invested in municipals with maturities of less than 10 years. While the yields on these bonds are close to those for longer-term municipals, the prices of the bonds should be less sensitive to rising interest rates than the prices of longer-term issues.
      Once we believe long-term rates have peaked, we will probably lengthen the Fund's maturity to seek increased income. In the meantime, we'll look for areas of strong municipal bond supply, where we can invest at especially attractive prices and yields.

Galaxy Massachusetts Municipal Bond Fund
Growth of $10,000 investment*

The graphic presentation displayed here consists of a 3-D pyramid chart representing growth of a $10,000 investment in the Galaxy Massachusetts Municipal Bond Fund since the Fund's inception on 3/16/93. The shaded chart features three distinct rows ("pyramids"), shaded in light gray for the Fund's Trust Shares, charcoal for the Fund's Retail Shares and gray for the Lehman Brothers Municipal Bond Index, as described in a legend appearing below the chart. The chart shows how a $10,000 investment in Trust Shares in 1993 would have peaked at 10/31/93 and ended at $9,904 in 1994; a $10,000 investment in Retail Shares in 1993 would have peaked at 10/31/93 and ended at $10,231 in 1994; and compares these to the Lehman Brothers index, the results of which, for a municipal bond fund for that period, show that a $10,000 investment in 1993 would have peaked at 10/31/93 and ended at $9,906 in 1994.

*Since inception on 3/12/93. The Lehman Brothers Municipal Bond Index is an unmanaged index. Results for the index are calculated since 3/31/93 because the results are calculated at month-end only. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

David Lindsay has managed the Galaxy Massachusetts Municipal Bond Fund since its inception in March 1993. He has managed fixed-income portfolios for Fleet Investment Advisors since 1986.

Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, and reinvestment of dividends and capital gains distributions, if any.


                            THE SHAWMUT FUNDS
                  SHAWMUT GROWTH AND INCOME EQUITY FUND


      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE SHAWMUT FUNDS (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT FEDERATED INVESTORS TOWER, 19TH FLOOR, 1001 LIBERTY AVENUE, PITTSBURGH, PENNSYLVANIA 15222-3779, ON OCTOBER 30, 1995, AT 2:00 P.M. EASTERN TIME.

      THE UNDERSIGNED HEREBY APPOINTS ROBERT C. ROSSELOT, KATHLEEN R. O'BRIEN, STEPHEN R. NEWCAMP, COLLEEN GALLAGHER, AND PATRICIA F. CONNER, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE
UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN SHAWMUT GROWTH AND INCOME EQUITY FUND HELD OF RECORD BY THE UNDERSIGNED ON AUGUST 30, 1995, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

      EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL l.


PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS KEEP THIS PORTION FOR YOUR RECORDS.
_____________________________________________________________
 (DETACH HERE AND RETURN THIS PORTION ONLY)
                  SHAWMUT GROWTH AND INCOME EQUITY FUND



VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
 [--- Unable To Translate Graphic ---]
      [--- Unable To Translate Graphic ---]
         [--- Unable To Translate Graphic ---]
      1.    PROPOSAL TO APPROVE AN AGREEMENT  AND PLAN OF REORGANIZATION
                                      AND  THE TRANSACTIONS CONTEMPLATED
                                      THEREBY,  INCLUDING  THE  TRANSFER
                                      OF   SUBSTANTIALLY  ALL   OF   THE
                                      ASSETS  OF THE SHAWMUT GROWTH  AND
                                      INCOME     EQUITY    FUND     (THE
                                      "CONTINUING FUND") TO  THE  GALAXY
                                      FUND'S  GROWTH  AND  INCOME   FUND
                                      (THE "NEW FUND"), IN EXCHANGE  FOR
                                      SHARES   OF  THE  NEW  FUND,   THE
                                      DISTRIBUTION  OF  THE  NEW  FUND'S
                                      SHARES     SO     RECEIVED      TO
                                      SHAREHOLDERS  OF  THE   CONTINUING
                                      FUND  AND  THE  TERMINATION  UNDER
                                      STATE LAW OF THE COMPANY.

                  2.    IN THEIR DISCRETION,  THE PROXIES ARE AUTHORIZED
                                      TO  VOTE  UPON SUCH OTHER BUSINESS
                                      AS  MAY  PROPERLY COME BEFORE  THE
                                      MEETING    OR    ANY   ADJOURNMENT
                                      THEREOF.



________________________   ________________________________
SIGNATURE           DATE   SIGNATURE (JOINT OWNERS)   (DATE)


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS
SUCH.   IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE         NAME  BY
PRESIDENT  OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP,        PLEASE
SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.




                            THE SHAWMUT FUNDS
                SHAWMUT SMALL CAPITALIZATION EQUITY FUND


      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE SHAWMUT FUNDS (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT FEDERATED INVESTORS TOWER, 19TH FLOOR, 1001 LIBERTY AVENUE, PITTSBURGH, PENNSYLVANIA 15222-3779, ON OCTOBER 30, 1995, AT 2:00 P.M. EASTERN TIME.

      THE UNDERSIGNED HEREBY APPOINTS ROBERT C. ROSSELOT, KATHLEEN R. O'BRIEN, STEPHEN R. NEWCAMP, COLLEEN GALLAGHER, AND PATRICIA F. CONNER, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE
UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN SHAWMUT SMALL CAPITALIZATION EQUITY FUND HELD OF RECORD BY THE UNDERSIGNED ON AUGUST 30, 1995, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

      EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL l.


PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS KEEP THIS PORTION FOR YOUR RECORDS.

_____________________________________________________________
 (DETACH HERE AND RETURN THIS PORTION ONLY)
                SHAWMUT SMALL CAPITALIZATION EQUITY FUND



VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
 [--- Unable To Translate Graphic ---]
      [--- Unable To Translate Graphic ---]
         [--- Unable To Translate Graphic ---]
      1.    PROPOSAL TO APPROVE AN AGREEMENT  AND PLAN OF REORGANIZATION
                                      AND  THE TRANSACTIONS CONTEMPLATED
                                      THEREBY,  INCLUDING  THE  TRANSFER
                                      OF   SUBSTANTIALLY  ALL   OF   THE
                                      ASSETS   OF   THE  SHAWMUT   SMALL
                                      CAPITALIZATION  EQUITY  FUND  (THE
                                      "CONTINUING FUND") TO  THE  GALAXY
                                      FUND'S  SMALL CAP VALUE FUND  (THE
                                      "NEW  GALAXY  FUND"), IN  EXCHANGE
                                      FOR   SHARES  OF  THE  NEW  GALAXY
                                      FUND, THE DISTRIBUTION OF THE  NEW
                                      GALAXY  FUND'S SHARES SO  RECEIVED
                                      TO  SHAREHOLDERS OF THE CONTINUING
                                      FUND  AND  THE  TERMINATION  UNDER
                                      STATE LAW OF THE COMPANY.

                  2.    IN THEIR DISCRETION,  THE PROXIES ARE AUTHORIZED
                                      TO  VOTE  UPON SUCH OTHER BUSINESS
                                      AS  MAY  PROPERLY COME BEFORE  THE
                                      MEETING    OR    ANY   ADJOURNMENT
                                      THEREOF.


________________________   ________________________________
SIGNATURE           DATE   SIGNATURE (JOINT OWNERS)   (DATE)



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE
NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.





                            THE SHAWMUT FUNDS
             SHAWMUT CONNECTICUT MUNICIPAL MONEY MARKET FUND


      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE SHAWMUT FUNDS (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT FEDERATED INVESTORS TOWER, 19TH FLOOR, 1001 LIBERTY AVENUE, PITTSBURGH, PENNSYLVANIA 15222-3779, ON OCTOBER 30, 1995, AT 2:00 P.M. EASTERN TIME.

      THE UNDERSIGNED HEREBY APPOINTS ROBERT C. ROSSELOT, KATHLEEN R. O'BRIEN, STEPHEN R. NEWCAMP, COLLEEN GALLAGHER, AND PATRICIA F. CONNER, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE
UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN SHAWMUT CONNECTICUT MUNICIPAL MONEY MARKET FUND HELD OF RECORD BY THE UNDERSIGNED ON AUGUST 30, 1995, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

      EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL l.

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS KEEP THIS PORTION FOR YOUR RECORDS.

_____________________________________________________________
 (DETACH HERE AND RETURN THIS PORTION ONLY)
             SHAWMUT CONNECTICUT MUNICIPAL MONEY MARKET FUND



VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
 [--- Unable To Translate Graphic ---]
      [--- Unable To Translate Graphic ---]
         [--- Unable To Translate Graphic ---]
      1.    PROPOSAL TO APPROVE AN AGREEMENT  AND PLAN OF REORGANIZATION
                                      AND  THE TRANSACTIONS CONTEMPLATED
                                      THEREBY,  INCLUDING  THE  TRANSFER
                                      OF   SUBSTANTIALLY  ALL   OF   THE
                                      ASSETS  OF THE SHAWMUT CONNECTICUT
                                      MUNICIPAL  MONEY MARKET FUND  (THE
                                      "CONTINUING FUND") TO  THE  GALAXY
                                      FUND'S    CONNECTICUT    MUNICIPAL
                                      MONEY   MARKET  FUND   (THE   "NEW
                                      GALAXY  FUND"),  IN  EXCHANGE  FOR
                                      SHARES  OF  THE NEW  GALAXY  FUND,
                                      THE   DISTRIBUTION  OF   THE   NEW
                                      GALAXY  FUND'S SHARES SO  RECEIVED
                                      TO  SHAREHOLDERS OF THE CONTINUING
                                      FUND  AND  THE  TERMINATION  UNDER
                                      STATE LAW OF THE COMPANY.

                  2.    IN THEIR DISCRETION,  THE PROXIES ARE AUTHORIZED
                                      TO  VOTE  UPON SUCH OTHER BUSINESS
                                      AS  MAY  PROPERLY COME BEFORE  THE
                                      MEETING    OR    ANY   ADJOURNMENT
                                      THEREOF.


________________________   ________________________________
SIGNATURE           DATE   SIGNATURE (JOINT OWNERS)   (DATE)



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE
NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.




                            THE SHAWMUT FUNDS
            SHAWMUT MASSACHUSETTS MUNICIPAL MONEY MARKET FUND


      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE SHAWMUT FUNDS (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT FEDERATED INVESTORS TOWER, 19TH FLOOR, 1001 LIBERTY AVENUE, PITTSBURGH, PENNSYLVANIA 15222-3779, ON OCTOBER 30, 1995, AT 2:00 P.M. EASTERN TIME.

      THE UNDERSIGNED HEREBY APPOINTS ROBERT C. ROSSELOT, KATHLEEN R. O'BRIEN, STEPHEN R. NEWCAMP, COLLEEN GALLAGHER, AND PATRICIA F. CONNER, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE
UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN SHAWMUT MASSACHUSETTS MUNICIPAL MONEY MARKET
FUND HELD OF RECORD BY THE UNDERSIGNED ON AUGUST 30, 1995, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

      EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL l.


PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS KEEP THIS PORTION FOR YOUR RECORDS.

_____________________________________________________________
 (DETACH HERE AND RETURN THIS PORTION ONLY)
            SHAWMUT MASSACHUSETTS MUNICIPAL MONEY MARKET FUND


VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
 [--- Unable To Translate Graphic ---]
      [--- Unable To Translate Graphic ---]
         [--- Unable To Translate Graphic ---]
      1.    PROPOSAL TO APPROVE AN AGREEMENT  AND PLAN OF REORGANIZATION
                                      AND  THE TRANSACTIONS CONTEMPLATED
                                      THEREBY,  INCLUDING  THE  TRANSFER
                                      OF   SUBSTANTIALLY  ALL   OF   THE
                                      ASSETS      OF     THE     SHAWMUT
                                      MASSACHUSETTS   MUNICIPAL    MONEY
                                      MARKET   FUND   (THE   "CONTINUING
                                      FUND")   TO   THE  GALAXY   FUND'S
                                      MASSACHUSETTS   MUNICIPAL    MONEY
                                      MARKET   FUND  (THE  "NEW   GALAXY
                                      FUND"), IN EXCHANGE FOR SHARES  OF
                                      THE    NEW   GALAXY   FUND,    THE
                                      DISTRIBUTION  OF  THE  NEW  GALAXY
                                      FUND'S   SHARES  SO  RECEIVED   TO
                                      SHAREHOLDERS  OF  THE   CONTINUING
                                      FUND  AND  THE  TERMINATION  UNDER
                                      STATE LAW OF THE COMPANY.

                  2.    IN THEIR DISCRETION,  THE PROXIES ARE AUTHORIZED
                                      TO  VOTE  UPON SUCH OTHER BUSINESS
                                      AS  MAY  PROPERLY COME BEFORE  THE
                                      MEETING    OR    ANY   ADJOURNMENT
                                      THEREOF.


________________________   ________________________________
SIGNATURE           DATE   SIGNATURE (JOINT OWNERS)   (DATE)


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP,PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.